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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07185

               Morgan Stanley Select Dimensions Investment Series
               (Exact name of registrant as specified in charter)

          1221 Avenue of the Americas, New York, New York      10020
              (Address of principal executive offices)      (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2006

Date of reporting period: June 30, 2006

Item 1 - Report to Shareholders
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MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

SEMI-ANNUAL REPORT
JUNE 30, 2006

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Morgan Stanley Select Dimensions Investment Series
TABLE OF CONTENTS

Letter to the Shareholders                                                     1
Fund Performance                                                              16
Expense Example                                                               18
Investment Advisory Agreement Approval                                        23
Portfolio of Investments:
   Money Market                                                               27
   Flexible Income                                                            30
   Balanced Growth                                                            49
   Utilities                                                                  62
   Dividend Growth                                                            66
   Equally-Weighted S&P 500                                                   70
   Growth                                                                     82
   Focus Growth                                                               85
   Capital Opportunities                                                      88
   Global Equity                                                              90
   Developing Growth                                                          94
Financial Statements
   Statements of Assets and Liabilities                                       98
   Statements of Operations                                                  100
   Statements of Changes in Net Assets                                       102
Notes to Financial Statements                                                110
Financial Highlights                                                         120

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS - JUNE 30, 2006

Dear Shareholder,

During the first half of 2006, rising interest rates, high commodity prices, mounting inflationary pressures and a slowing U.S. economy posed a formidable challenge to the global economy's advance. Investors' growing discomfort with these uncertainties culminated in a worldwide stock market correction in the final months of the period. On the whole, the domestic stock markets registered flat to modest gains, as did the bond markets. International stocks, however, fared much better.

Domestic Equity Overview

The U.S. stock market advanced in the first quarter of 2006, but gave back some of its gain in the second quarter. The six-month period ended June 30, 2006 began on a positive note, with strong gains in January driven by higher growth and higher risk segments of the market, such as small-cap and technology stocks. Minutes from the Federal Open Market Committee's (the "Fed's") December 13 meeting had bolstered hopes that the Fed might be nearing the end of its current rate tightening cycle. Investors also responded positively to encouraging labor market data, improved consumer confidence, and the continuation of robust mergers-and-acquisitions and corporate restructuring activity.

The market's strength was particularly impressive given that it faced a number of headwinds. Oil prices resumed their upward climb, as geopolitical developments emanating from Iran and Nigeria raised concern about potential supply disruptions, and fourth-quarter gross domestic product (GDP) growth came in well below expectations. Despite investors' eagerness for the contrary, the Fed raised the target federal funds rate for the fourteenth consecutive time and left the door open for further rate hikes.

In February, stocks traded flat. More positive economic data and well-received Congressional testimony from the new Federal Reserve Board Chairman Ben S. Bernanke buoyed sentiment. However, a number of companies reported disappointing quarterly earnings and offered lackluster outlooks. Consumer confidence also fell. Conditions improved in March and April, due to relatively tame inflation numbers and a growing belief that the economy would resume its robust pace in early 2006. Favorable economic data -- notably in employment, durable goods orders and consumer confidence -- seemed to support this more optimistic view. However, inflation concerns began to mount. Rising oil prices and a sharp increase in other commodity prices drove interest rates upward, as the yield on the 10-year Treasury rose above 5 percent for the first time since June 2002.

Amid growing uncertainty, stock markets soured in May. The Fed's sixteenth consecutive increase and its accompanying comments sent the markets tumbling. The April and May Consumer Price Index reports exacerbated inflation concerns, which were already heightened in light of the recent sharp rise in

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commodity prices. Investors also began to acknowledge the possibility of economic slowdown over the remainder of the year, particularly as consumer sentiment showed signs of deterioration. Declining investor sentiment continued into June, although stocks rallied significantly in the final days of the period. As was expected, the Fed raised rates again on June 29, but its language suggested that additional rate hikes might become unnecessary.

Fixed Income Overview

The first six months of 2006 provided few surprises in the bond market. As was widely expected, the Federal Open Market Committee (the "Fed") continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year, bringing the rate to 5.25 percent at the end of June. In the Fed's view, the U.S. economy remains on solid footing, and core inflation is still relatively low, though most measures of core inflation are either at or above the high end of the range viewed as acceptable by the Fed.

Also as expected, longtime Fed Chairman Alan Greenspan retired in January after a term of more than 18 years. Ben S. Bernanke replaced Greenspan as Chairman, and in his first Congressional testimony in the role acknowledged some risks to the Fed's relatively contained inflation forecast, as well as the potential for upward pressure on inflation in the event of continued high energy prices and other building inflationary pressures.

Comments made by Fed members after their May and June meetings indicated that they will rely heavily on economic data in making future decisions concerning the direction of interest rates. In fact, based on these comments it appears that the Fed will be driven by the weight of the economic data more so now than perhaps at anytime over the past few years.

Within the government sector, U.S. Treasuries underperformed over the six-month period because of their high sensitivity to fluctuating interest rates and their relatively low yields. Yield spreads (a measure of market risk) of agency debentures and mortgages remained tight relative to Treasuries. Early in the period, lower-coupon mortgages outperformed higher-coupon mortgages. As is typical during periods of rising interest rates, prepayment speeds on mortgages slowed, making the higher yield offered by these issues more attractive. This trend reversed course in the second half of the period, as higher coupon, longer dated mortgage-backed issues outperformed their lower-coupon counterparts.

Due mainly to concerns over inflation and increased risk in the corporate market, the credit sector had trouble keeping pace with other fixed income sectors, and posted its lowest six-month return since 1999. Within the investment-grade portion of the sector, lower-rated issues (BBB- and A-rated) outpaced higher-rated issues


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(AA-rated and above). Industrials posted the highest returns, followed by utilities and financials. Overall, longer-dated corporate issues underperformed shorter-dated issues.

The high-yield market performed well during the reporting period, especially in the first quarter of the year, as continued economic strength, a strong equity market and increased investor appetite for risk combined support the market. Gains in high yield came despite declining Treasury prices, tight credit spreads, moderate new bond issuance and outflows from mutual funds. High-yield market returns slowed in the second quarter as rising market volatility, concerns about inflation and increased issuance dampened performance. The end result was modestly positive returns for the six-month period.

Within the high-yield asset class, the riskiest segment of the market -- securities rated CCC and below -- outperformed high-rated securities throughout the reporting period. Industry sector returns, however, varied considerably. The strongest performing sectors included transportation (due to strong gains by the auto component), manufacturing, telecommunication services, retail and cable. The worst performers included the energy, broadcasting, information technology, health care and utilities sectors. Forest products, the leading sector in the first quarter, turned in poor performance in the second quarter.

International Equity Overview

Despite early signs of slowing in the U.S. economy, the global economy continued to roar ahead in the six months ended June 30, 2006. Following a period of protracted sluggishness, Europe had something of a boom. Unemployment declined, industrial output grew and observers believed with increasing certainty that the European Central Bank would likely raise interest rates. In May, the European purchasing managers' indexes for both the services and manufacturing sectors advanced sharply, hitting six-year highs. Sentiment for the region brightened as this economic cycle appeared sustainable and was expected to fuel domestic demand amid improving consumer confidence. After a strong performance in 2005, conditions in Japan turned more turbulent in early 2006 as a scandal plagued one of Japan's best known Internet companies. Although Japanese stocks gained back some ground in March and April as the Bank of Japan lifted its ultra-loose monetary policy, the market declined precipitously at the end of the period in concert with the global market correction. Investors across all regions began to contend with the rising possibility that the combination of additional rate hikes in the U.S. and anticipated tightening in both Japan and Europe will likely slow global economic growth. Within this framework, international developed markets were volatile, as gains made in the first quarter were tempered by a sharp correction in the month of June.

Emerging markets followed a similar course, beginning 2006 with a double-digit gain in the first quarter and outperforming major developed markets. Favorable valuations relative to the developed world and

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stronger underlying economies enticed investors. Appetites for emerging markets equities reached record highs in April with year-to-date inflows surpassing levels greater than the whole of 2005. However, after reaching new highs, the emerging markets -- along with other global markets -- sold off in May as global risk aversion spiked due to concerns about slowing global growth and rising inflation and interest rates in the U.S. Tumbling from a new high on May 8, emerging markets were down an average of 15 percent during the global sell-off. Nevertheless, similar to past corrections, the asset class rebounded strongly off its low as the global markets stabilized. Emerging market economies have become more resilient to external shocks thanks to the adoption of better macroeconomic fundamentals, stronger fiscal performance and the de-leveraging of corporate balance sheets.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and portfolio shares, when redeemed, may be worth more or less than their original cost.

Balanced Growth Portfolio

For the six-month period ended June 30, 2006, Balanced Growth Portfolio Class X shares produced a total return of 1.91 percent versus 6.56 percent for the Russell 1000(R) Value Index(1), and -1.15 percent for the Lehman Brothers U.S. Government/Credit Index(2). For the same period, the Portfolio's Class Y shares returned 1.79 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Within the stock portion of the Portfolio, telecommunication services stocks detracted most from returns relative to the Russell 1000 Value Index. After several years of declining performance, the telecommunication services sector began to show signs of progress during the period. However, our selections did not perform as well as those stocks that led the sector's turnaround. The Portfolio's health care representation was another significant laggard on a relative basis. Negative company-specific news at

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(1)  THE RUSSELL 1000 (R) VALUE INDEX MEASURES THE PERFORMANCE OF THOSE
     COMPANIES IN THE RUSSELL 1000 (R) INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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selected health care equipment and services companies proved detrimental to the
Portfolio's exposure there. Additionally, large-cap pharmaceuticals -- which comprise a major portion of the Portfolio's health care position -- generated lackluster performance. Stock selection in the industrials sector also hampered relative gains, as the Portfolio's holdings in capital goods and aerospace and defense did not keep pace with other stronger performing stocks in the sector. Also within the industrials sector, the Portfolio's lack of exposure to the transportation industry had a negative impact on relative performance.

Although the Portfolio underperformed the Russell 1000 Value Index during the six-month period, it did achieve positive returns on an absolute basis across all stock market sectors except technology. On a relative basis, the Portfolio benefited from an underweight in the utilities sector. The sector has not performed as well as it did in 2005, and investors rotated away from utility stocks in pursuit of higher yields in fixed income investments. (The rising interest rate environment makes utility stock yields less attractive relative to certain fixed income investments.) Elsewhere, the Portfolio was well positioned within the consumer discretionary sector. Select holdings in the retail and media industries combined with minimal exposure to the weak performing auto and apparel industries added to relative gains during the period.

The Portfolio's fixed income investments focused on higher-quality securities. While this defensive posture provided some performance support over the period, much of that support was offset by the underperformance of higher-rated bonds relative to lower-rated segments of the market. The Portfolio benefited from strong security selection among corporate issues.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Capital Opportunities Portfolio

For the six-month period ended June 30, 2006, Capital Opportunities Portfolio Class X shares produced a total return of 2.48 percent versus -0.32 percent for the Russell 3000(R) Growth Index(3). For the same period, the Portfolio's Class Y shares returned 2.34 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

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(3)  THE RUSSELL 3000 (R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE
     COMPANIES IN THE RUSSELL 3000 (R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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During this period, the Portfolio's outperformance against the Russell 3000
Growth Index was a result of both stock selection and sector allocation decisions. The top contributing sectors relative to the Russell benchmark's sector returns were autos and transportation, technology and health care. Within the autos and transportation sector, stock selection had the most significant positive impact on performance, particularly in the transportation logistics area. Additionally, the Portfolio benefited from an overweight allocation relative to the benchmark. In the technology sector, holdings in the semiconductor, computer technology and computer services software and systems industries, as well as an underweight allocation relative to the benchmark, proved advantageous. Positive stock selection in health care services and biotech companies boosted performance within the health care sector. The Portfolio's performance was also enhanced by an avoidance of health care management companies and an underweight allocation in the health care sector overall.

In contrast, the Portfolio was slightly weakened by activity in the consumer discretionary, producer durables and consumer staples sectors. Stock selection in consumer discretionary, particularly in commercial services, leisure time and consumer electronics companies, detracted from relative performance, as did an underweight allocation in the sector overall. Within the producer durables sector, an underweight sector allocation combined with stock selection in homebuilding firms and an avoidance of aerospace companies collectively hindered returns. Finally, an underweight in the consumer staples sector deterred the Portfolio's overall advance.

At the close of this period, consumer discretionary was the largest weighted sector within the Portfolio, and also represented the greatest overweight relative to the Russell 3000 Growth Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Developing Growth Portfolio

For the six-month period ended June 30, 2006, Developing Growth Portfolio Class X shares produced a total return of 4.21 percent versus 2.56 percent for the Russell Midcap(R) Growth Index(4). For the same period, the Portfolio's Class Y shares returned 4.10 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

----------
(4) THE RUSSELL MIDCAP (R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP (R) INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 (R) GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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The Portfolio outperformed the Russell Midcap Growth Index primarily due to strong stock selection. Among the top contributors to the Portfolio were the autos and transportation, the multi-industry ("other") and utilities sectors. Within the autos and transportation sector, stock selection had a significant positive impact on performance, particularly in the transportation logistics area. Additionally, the Portfolio benefited from an overweight allocation to the autos and transportation sector. Stock selection in the "other" category, which includes multi-sector companies, also propelled returns. In the utilities sector, the Portfolio's investments in selected wireless companies along with an overweight sector allocation yielded strong results.

In contrast, relative to the Russell Midcap Growth Index, the main areas of weakness for the Portfolio were the materials and processing, consumer discretionary and other energy sectors. Within the material and processing sector, an underweight allocation, stock selection in real estate and building materials firms and an avoidance of steel companies all detracted from performance. A large overweight allocation in the consumer discretionary sector negatively affected the Portfolio, although stock selection within the sector was neutral, with gains in retail and casino and gambling holdings offsetting losses in commercial services firms. Lastly, a lack of exposure to coal and oil well equipment stocks hindered relative returns in the energy sector.

At the close of this period, consumer discretionary was the largest weighted sector within the Portfolio, and also represented the greatest overweight relative to the Russell Midcap Growth Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Dividend Growth Portfolio

For the six-month period ended June 30, 2006, Dividend Growth Portfolio Class X shares produced a total return of -0.15 percent versus 2.71 percent for the S&P 500(R) Index(5). For the same period, the Portfolio's Class Y shares returned -0.28 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Broadly speaking, the high quality, dividend paying stocks in which the Portfolio seeks to invest were out of favor with investors during the period. Especially in the first quarter, investors demonstrated a preference for

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(5)  THE STANDARD & POOR'S 500 (R) INDEX (S&P 500 (R)) IS A BROAD-BASED INDEX,
     THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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the riskier segments of the stock market at the expense of more established, less volatile companies. On a sector basis, relative to the S&P 500 Index, our stock selection in health care was a "perfect storm" of lagging performance across all industries, including health care providers and services, pharmaceuticals, health care equipment and biotechnology. We attribute this widespread weakness in part to company or industry specific negative events and in part to investors locking in profits on 2005's gains. Although an underweight in technology helped the Portfolio, stock selection within the sector was a detractor from relative performance. Our selections in communications equipment and computer hardware and peripherals significantly underperformed some of the Index's better performing stocks in these groups. The Portfolio's industrials holdings also had a net negative effect on relative returns. While the Portfolio's sizeable allocation to industrial conglomerates did have positive performance during the period, other industrial companies experienced much larger gains. Within the sector, the more economically sensitive industries -- such as road and rail, machinery, electrical equipment and air freight and logistics -- outperformed, and the Portfolio had little to no exposure to these groups.

However, the Portfolio did achieve notable positive performance elsewhere. The largest contributor to the Portfolio's relative return was an overweight to the energy sector. Energy stocks continued to lead the broad market, as ongoing high commodity prices supported strong profits for many energy companies. An underweight in the technology sector -- one of the S&P 500 Index's two negative performing sectors during the period -- also benefited the Portfolio's return on a relative basis. A combination of sluggish demand from businesses and the expectation of consumers retrenching contributed to weakness across a number of technology industry groups, especially semiconductors and semiconductor capital equipment, software and services, and hardware and equipment. Stock selection in the materials sector -- although representing a very small portion of the Portfolio -- had a large positive impact on relative returns. Here, the Portfolio's exposure to the chemicals and metals and mining industries added materially to gains.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Equally-Weighted S&P 500 Portfolio

For the six-month period ended June 30, 2006, Equally-Weighted S&P 500 Portfolio Class X shares produced a total return of 4.02 percent versus 4.04 percent for the Standard & Poor's Equal Weight Index(6). For the same period, the Portfolio's Class Y shares returned 3.84 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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(6)  THE STANDARD & POOR'S EQUAL WEIGHT INDEX ("S&P EWI") IS THE EQUAL-WEIGHTED
     VERSION OF THE WIDELY REGARDED S&P 500 (R) INDEX, WHICH MEASURES 500 LEADING COMPANIES IN LEADING U.S. INDUSTRIES. THE S&P EWI HAS THE SAME CONSTITUENTS AS THE CAPITALIZATION WEIGHTED S&P 500 (R) INDEX, BUT EACH COMPANY IN THE S&P EWI IS ALLOCATED A FIXED WEIGHT, REBALANCING QUARTERLY. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS
DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio benefited most from its exposure to the industrials, materials and energy sectors during the reporting period. Growth in the global economy provided a favorable backdrop for the economically sensitive industrials sector, particularly in the transportation industry. Significant global demand for raw materials supported rising commodity prices, which bolstered materials stocks. The energy sector was also among the Portfolio's leading contributors as the high price of oil and natural gas continued to drive earnings growth for many energy companies.

Conversely, the health care sector was the Portfolio's largest detractor from returns. Here, health care equipment and services and biotechnology stocks were notable laggards. The Portfolio also lost ground in the technology sector, primarily due to semiconductors stocks. Concerns about languishing sales and price wars led the group lower. Software and services and hardware and equipment stocks also declined amid weak demand for software and personal computers from both consumers and corporations. The consumer discretionary sector was another area of weakness as the beleaguered auto components industry suffered a bankruptcy during the period.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Flexible Income Portfolio

For the six-month period ended June 30, 2006, Flexible Income Class X shares produced a total return of 0.67 percent versus -0.17 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index(7). For the same period, the Portfolio's Class Y shares returned 0.69 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

During the period, we kept the Portfolio's overall duration* well below that of the Lehman Brothers Intermediate U.S. Government/Credit Index. This posture was beneficial as interest rates rose across the market, especially in the short- and intermediate-portions of the yield curve.

----------
(7) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* A MEASURE OF THE SENSITIVITY OF A BOND'S PRICE TO CHANGES IN INTEREST RATES, EXPRESSED IN YEARS. EACH YEAR OF DURATION REPRESENTS AN EXPECTED 1 PERCENT CHANGE IN THE PRICE OF A BOND FOR EVERY 1 PERCENT CHANGE IN INTEREST RATES. THE LONGER A BOND'S DURATION, THE GREATER THE EFFECT OF INTEREST-RATE MOVEMENTS ON ITS PRICE. TYPICALLY, FUNDS WITH SHORTER DURATIONS PERFORM BETTER IN RISING-INTEREST-RATE ENVIRONMENTS, WHILE FUNDS WITH LONGER DURATIONS PERFORM BETTER WHEN RATES DECLINE.

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Our focus on higher-coupon mortgage backed securities with slow prepayments boosted the Portfolio's yield, and benefited performance. Gains from these securities were offset, however, by a large underweight in lower- and current-coupon issues, which detracted from the Portfolio's relative performance.

Within the credit section of the Portfolio, we employed a defensive strategy with a focus on higher-quality securities in both the investment-grade and high-yield markets. While this defensive posture provided some performance support over the period, much of that support was offset by the underperformance of higher-rated bonds relative to lower-rated segments of the market. The Portfolio benefited from strong security selection among corporate issues.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Focus Growth Portfolio (formerly American Opportunities Portfolio)

For the six-month period ended June 30, 2006, Focus Growth Portfolio Class X shares produced a total return of -4.22 percent versus -0.93 percent for the Russell 1000(R) Growth Index(8). For the same period, the Portfolio's Class Y shares returned -4.33 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

The Portfolio underperformed the Russell 1000 Growth Index primarily due to stock selection, although sector allocation decisions did provide a positive effect to overall relative returns.

Relative to the Russell 1000 Growth Index, the Portfolio lost the most ground in the consumer discretionary, health care and producer durables sectors. Within the consumer discretionary sector, stock selection in commercial services, leisure time and consumer electronics companies detracted from performance. Unfavorable stock selection in homebuilding firms, combined with an avoidance of aerospace companies and an underweight allocation in the producer durables sector, dampened relative gains. In the health care sector, stock selection in health care management services and medical and dental instruments and supplies firms negatively affected performance, although an underweight allocation in health care did manage to slightly offset languishing returns within this sector.

----------
(8) THE RUSSELL 1000 (R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 (R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

In contrast, the Portfolio was helped by the activity within the financial services sector, where stock selection in diversified financial services, information technology and other securities brokerage and services boosted relative performance. In the autos and transportation sector, an overweight allocation combined with stock selection, particularly in transportation logistics companies, also yielded strong results. Finally, the Portfolio's overweight allocation in the energy sector proved advantageous, although stock selection did mildly detract from the gains made in this sector.

At the close of the period, consumer discretionary was the largest weighted sector within the Portfolio, and also represented the greatest overweight relative to the Russell 1000 Growth Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Global Equity Portfolio

For the six-month period ended June 30, 2006, Global Equity Portfolio Class X shares produced a total return of 5.91 percent versus 6.06 percent for the MSCI World Index(9). For the same period, the Portfolio's Class Y shares returned
5.78 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

We attribute the Portfolio's performance lag relative to the MSCI World Index to two main factors. First, as value stocks outperformed growth stocks during the six-month period, the Portfolio's growth orientation faced a headwind. Second, sector allocation had a negative influence on the Portfolio's results relative to the index. (We note that the Portfolio's overall allocations were the result of individual security selections, rather than of "top-down" decisions about the relative merits of sectors and countries.) The best performing groups were energy and materials -- so called "cyclicals" because of their strong correlations to economic cycles. The Portfolio, however, held less exposure to these sectors and therefore did not participate fully in their advance. At the same time, the Portfolio's overweights in the technology and health care sectors further dampened gains, as these sectors had negative returns in the broad market.

However, the Portfolio did well relative to the index across a number of areas. Although sector allocation detracted from relative results, stock selection benefited the Portfolio, particularly in retail and financials.

----------
(9) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

On a country basis, an underweight in the U.S. and Japan added to relative returns as these markets underperformed the global average. A considerable weight in the emerging markets bolstered relative performance as well. The region posted respectable gains during the period.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Growth Portfolio

For the six-month period ended June 30, 2006, Growth Portfolio Class X shares produced a total return of -3.08 percent versus -0.93 percent for the Russell 1000(R) Growth Index(10). For the same period, the Portfolio's Class Y shares returned -3.17 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

During this period, the Portfolio's underperformance against the Russell 1000 Growth Index was caused by stock selection, although overall sector allocations did offset some of the negative returns. The sectors that detracted the most from the Portfolio were the consumer discretionary, producer durables and health care sectors. Within the consumer discretionary sector, stock selection contributed to underperformance, particularly in commercial services, leisure time and consumer electronics companies. The sector's overweight allocation within the Portfolio also moderately hampered performance. In the producer durables sector, exposure to homebuilding firms, an avoidance of aerospace companies and the sector underweight all served to diminish returns. The Portfolio's health care exposure also suffered due to stock selection in medical and dental instruments and supplies firms, despite the positive effects produced by an underweight allocation within this sector.

The primary sources of positive relative returns for the Portfolio included the autos and transportation, multi-industry ("other") and technology sectors. In the autos and transportation sector, an overweight allocation and stock selection, particularly in transportation logistics companies, positively influenced performance. Stock selection in the "other" category, which includes multi-sector companies, also added to relative returns. Finally, an underweight allocation in the technology sector boosted gains, while stock selection mildly dampened the sector's advance.

----------
(10) THE RUSSELL 1000 (R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 (R) INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

At the close of this period, consumer discretionary was the largest weighted sector within the Portfolio, and also represented the greatest overweight relative to the Russell Index.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Money Market Portfolio

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN SUCH FUNDS.

As of June 30, 2006, Money Market Portfolio had net assets of more than $120 million with an average portfolio maturity of 29 days. For the seven-day period ended June 30, 2006, the Portfolio provided an effective annualized yield of
4.80 percent and a current yield of 4.69 percent, while its 30-day moving average yield for June was 4.63 percent. For the six-month period ended June 30, 2006 the Portfolio's Class X shares returned 2.11 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

For the seven-day period ended June 30, 2006, the Portfolio's Class Y shares provided an effective annualized yield of 4.54 percent and a current yield of
4.44 percent, while its 30-day moving average yield for June was 4.38 percent. For the six-month period ended June 30, 2006, the Portfolio's Class Y shares returned 1.99 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

Our strategy in managing the Portfolio remained consistent with its long-term focus on maintaining preservation of capital and liquidity. We adhered to a conservative approach in managing the Portfolio that emphasized purchasing high-quality money market obligations and avoiding the use of derivatives or structured notes that might fluctuate excessively with changing interest rates.

We also took advantage of the rising yields available on money market securities. As short-term interest rates climbed, we reinvested the proceeds of maturing short-term holdings into higher-yielding securities.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

Utilities Portfolio

For the six-month period ended June 30, 2006, Utilities Portfolio Class X shares produced a total return of 4.29 percent versus 2.71 percent for the S&P 500(R) Index(11). For the same period, the Portfolio's Class Y shares returned 4.11 percent. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. THE PORTFOLIO'S TOTAL RETURNS ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY CHARGES BY YOUR INSURANCE COMPANY. SUCH COSTS WOULD LOWER PERFORMANCE.

A combined weighting of 41 percent among the telecommunications services and natural gas/energy sectors contributed to the Portfolio's superior returns relative to the S&P Index. In addition, stock selection within certain wireless and coal companies further enhanced overall performance.

At the close of this period, the Portfolio was well diversified across the utilities sector. Electric utilities represented 57 percent of the equity allocation, while natural gas/energy represented 25 percent and telecommunications services represented 18 percent. The average cash position over the six-month period was in the range of 1.0 to 2.0 percent. We note that the Portfolio's holdings and allocations may be modified at any time, in response to our analysis of broader trends or company specific fundamentals.

THERE IS NO GUARANTEE THAT ANY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR THAT SECURITIES IN SUCH SECTORS WILL BE HELD BY THE PORTFOLIO IN THE FUTURE.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

----------
(11) THE STANDARD & POOR'S 500 (R) INDEX (S&P 500 (R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Select Dimensions Investment Series
FUND PERFORMANCE - JUNE 30, 2006

           AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2006(1)

                                                           SINCE      DATE OF
CLASS X                    1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
-------                    ------   -------   --------   ---------   ---------
Balanced Growth             7.46%     4.91%     7.65%       9.03%     11/9/94
Capital Opportunities      23.46     (0.05)      N/A        3.05      1/21/97
Developing Growth          19.85      6.92      7.86       12.01      11/9/94
Dividend Growth             6.80      2.27      7.17       10.38      11/9/94
Equally-Weighted S&P 500   11.67      7.95     11.00       12.43      11/9/94
Flexible Income             2.00      6.58      3.76        4.31      11/9/94
Focus Growth               11.02      0.31      7.93       10.55      11/9/94
Global Equity              17.84      5.36      6.60        7.54      11/9/94
Growth                     11.94      0.97      5.81        7.25      11/9/94
Money Market                3.77      1.82      3.51        3.82      11/9/94
Utilities                   8.59      4.62      9.20       10.76      11/9/94

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS X SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Y SHARES DUE TO DIFFERENCES IN EXPENSES.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

           AVERAGE ANNUAL TOTAL RETURNS--PERIOD ENDED JUNE 30, 2006(1)

                                                           SINCE      DATE OF
CLASS Y                    1 YEAR   5 YEARS   10 YEARS   INCEPTION   INCEPTION
-------                    ------   -------   --------   ---------   ---------
Balanced Growth             7.15%     4.64%      N/A        6.23%     7/24/00
Capital Opportunities      23.13     (0.30)      N/A      (11.46)     7/24/00
Developing Growth          19.57      6.66       N/A       (0.21)     7/24/00
Dividend Growth             6.54      2.03       N/A        4.00      7/24/00
Equally-Weighted S&P 500   11.35      7.68       N/A        8.40      7/24/00
Flexible Income             1.75      6.31       N/A        3.60      7/24/00
Focus Growth               10.77      0.07       N/A       (4.83)     7/24/00
Global Equity              17.55      5.09       N/A        0.88      7/24/00
Growth                     11.64      0.73       N/A       (4.75)     7/24/00
Money Market                3.51      1.57       N/A        2.15      7/24/00
Utilities                   8.33      4.36       N/A       (0.23)     7/24/00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

Morgan Stanley Select Dimensions Investment Series
EXPENSE EXAMPLE - JUNE 30, 2006

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/06 - 06/30/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

MONEY MARKET

                                   BEGINNING         ENDING       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                 -------------   -------------   ---------------
                                                                    01/01/06 -
                                    01/01/06        06/30/06        06/30/06
                                 -------------   -------------   ---------------
CLASS X
Actual (2.11% return)              $1,000.00       $1,021.10          $2.87
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,022.09          $2.87
CLASS Y
Actual (1.99% return)              $1,000.00       $1,019.90          $4.13
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,020.84          $4.13

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.57% AND 0.82% FOR CLASS X CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182**/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

**   ADJUSTED TO REFLECT NON-BUSINESS DAY ACCRUALS.

FLEXIBLE INCOME TRUST

                                   BEGINNING         ENDING       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                 -------------   -------------   ---------------
                                                                    01/01/06 -
                                    01/01/06        06/30/06        06/30/06
                                 -------------   -------------   ---------------
CLASS X
Actual (0.67% return)              $1,000.00       $1,006.70          $2.79
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,022.02          $2.81
CLASS Y
Actual (0.69% return)              $1,000.00       $1,006.90          $4.03
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,020.78          $4.06

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.56% AND 0.81% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

BALANCED GROWTH

                                   BEGINNING         ENDING       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                 -------------   -------------   ---------------
                                                                    01/01/06 -
                                    01/01/06        06/30/06        06/30/06
                                 -------------   -------------   ---------------
CLASS X
Actual (1.91% return)              $1,000.00       $1,019.10          $3.55
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,021.27          $3.56
CLASS Y
Actual (1.79% return)              $1,000.00       $1,017.90          $4.80
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,020.03          $4.81

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.71% AND 0.96% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

UTILITIES

                                   BEGINNING         ENDING       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                 -------------   -------------   ---------------
                                                                    01/01/06 -
                                    01/01/06        06/30/06        06/30/06
                                 -------------   -------------   ---------------
CLASS X
Actual (4.29% return)              $1,000.00       $1,042.90          $3.75
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,021.12          $3.71
CLASS Y
Actual (4.11% return)              $1,000.00       $1,041.10          $5.01
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,019.89          $4.96

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.74% AND 0.99% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

DIVIDEND GROWTH

                                   BEGINNING         ENDING       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                 -------------   -------------   ---------------
                                                                    01/01/06 -
                                    01/01/06        06/30/06        06/30/06
                                 -------------   -------------   ---------------
CLASS X
Actual (-0.15% return)             $1,000.00       $  998.50          $3.22
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,021.57          $3.26
CLASS Y
Actual (-0.28% return)             $1,000.00       $  997.20          $4.46
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,020.33          $4.51

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.65% AND 0.90% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

EQUALLY-WEIGHTED S&P 500

                                   BEGINNING         ENDING       EXPENSES PAID
                                 ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                 -------------   -------------   ---------------
                                                                    01/01/06 -
                                    01/01/06         06/30/06       06/30/06
                                 -------------   -------------   ---------------
CLASS X
Actual (4.02% return)              $1,000.00       $1,040.20          $1.32
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,023.51          $1.30
CLASS Y
Actual (3.84% return)              $1,000.00       $1,038.40          $2.58
Hypothetical (5% annual return
   before expenses)                $1,000.00       $1,022.27          $2.56

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.26% AND 0.51% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

GROWTH

                                                    BEGINNING         ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                  -------------   -------------   ---------------
                                                                                     01/01/06 -
                                                     01/01/06        06/30/06         06/30/06
                                                  -------------   -------------   ---------------
CLASS X
Actual (-3.08% return)                              $1,000.00       $  969.20          $3.32
Hypothetical (5% annual return before expenses)     $1,000.00       $1,021.42          $3.41

CLASS Y
Actual (-3.17% return)                              $1,000.00       $  968.30          $4.58
Hypothetical (5% annual return before expenses)     $1,000.00       $1,020.18          $4.66

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.68% AND 0.93% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

FOCUS GROWTH

                                                     BEGINNING       ENDING        EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                  -------------   -------------   ---------------
                                                                                     01/01/06 -
                                                     01/01/06        06/30/06         06/30/06
                                                  -------------   -------------   ---------------
CLASS X
Actual (-4.22% return)                              $1,000.00       $  957.80          $3.35
Hypothetical (5% annual return before expenses)     $1,000.00       $1,021.37          $3.46

CLASS Y
Actual (-4.33% return)                              $1,000.00       $  956.70          $4.56
Hypothetical (5% annual return before expenses)     $1,000.00       $1,020.13          $4.71

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.69% AND 0.94% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

CAPITAL OPPORTUNITIES

                                                     BEGINNING        ENDING       EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                  -------------   -------------   ---------------
                                                                                     01/01/06 -
                                                     01/01/06        06/30/06         06/30/06
                                                  -------------   -------------   ---------------
CLASS X
Actual (2.48% return)                               $1,000.00       $1,024.80          $4.32
Hypothetical (5% annual return before expenses)     $1,000.00       $1,020.53          $4.31

CLASS Y
Actual (2.34% return)                               $1,000.00       $1,023.40          $5.57
Hypothetical (5% annual return before expenses)     $1,000.00       $1,019.29          $5.56

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.86% AND 1.11% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

GLOBAL EQUITY

                                                     BEGINNING       ENDING        EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                  -------------   -------------   ---------------
                                                                                     01/01/06 -
                                                     01/01/06        06/30/06         06/30/06
                                                  -------------   -------------   ---------------
CLASS X
Actual (5.91% return)                               $1,000.00       $1,059.10          $5.56
Hypothetical (5% annual return before expenses)     $1,000.00       $1,019.39          $5.46

CLASS Y
Actual (5.78% return)                               $1,000.00       $1,057.80          $6.84
Hypothetical (5% annual return before expenses)     $1,000.00       $1,018.15          $6.71

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 1.09% AND 1.34% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

DEVELOPING GROWTH

                                                    BEGINNING        ENDING        EXPENSES PAID
                                                  ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD *
                                                  -------------   -------------   ---------------
                                                                                     01/01/06 -
                                                     01/01/06        06/30/06         06/30/06
                                                  -------------   -------------   ---------------
CLASS X
Actual (4.21% return)                               $1,000.00       $1,042.10          $3.04
Hypothetical (5% annual return before expenses)     $1,000.00       $1,021.82          $3.01

CLASS Y
Actual (4.10% return)                               $1,000.00       $1,041.00          $4.30
Hypothetical (5% annual return before expenses)     $1,000.00       $1,020.58          $4.26

----------
* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIOS OF 0.60% AND 0.85% FOR CLASS X AND CLASS Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

Morgan Stanley Select Dimensions Investment Series
INVESTMENT ADVISORY AGREEMENT APPROVAL - JUNE 30, 2006

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Portfolios' Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Portfolios, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed each Portfolio's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group") for each Portfolio. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing each Portfolio. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund's investment strategy or investment personnel.

With respect to the Balanced Growth, Utilities, Equally-Weighted S&P 500, Focus Growth, Capital Opportunities, Developing Growth, Growth and Flexible Income Portfolios, the Board concluded that each Portfolio's performance was competitive with that of its performance peer group.

With respect to the Dividend Growth and Money Market Portfolios, the Board considered that adherence to the Portfolios' investment strategies may result in periods of underperformance, but that, over time, adherence to the Portfolios' investment strategies is appropriate. The Board concluded that the performance of the Portfolios was acceptable.

With respect to the Global Equity Portfolio, the Board concluded that the Portfolio can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to the Portfolio's investment strategy and/or investment personnel.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by each Portfolio under the Management Agreement.

With respect to the Dividend Growth, Balanced Growth, Equally-Weighted S&P 500, Focus Growth, Capital Opportunities, Flexible Income and Money Market Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios.

With respect to the Utilities, Developing Growth and Growth Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios taking into account the scope of the services provided.

With respect to the Global Equity Portfolio, the Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Portfolio.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS

The Board reviewed the management fee rate and total expense ratio of each Portfolio as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Portfolios, as shown in the Lipper Reports. The Board concluded that each Portfolio's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of each Portfolio's management fee schedule under the Management Agreement.

With respect to the Dividend Growth, Balanced Growth, Utilities, Equally-Weighted S&P 500, Focus Growth, Capital Opportunities, Developing Growth, Growth and Money Market Portfolios, the Board noted that each Portfolio's management fee schedule includes one or more breakpoints. The Board also reviewed the level of each Portfolio's management fee and noted that each fee, as a percentage of the Portfolio's net assets, would decrease as net assets increase because each management fee includes one or more breakpoints. The Board concluded that each Portfolio's management fee would reflect economies of scale as assets increase.

With respect to the Global Equity and Flexible Income Portfolios, the Board noted that the management fee schedules do not include breakpoints. The Board noted that the Portfolios' assets were relatively small. The Board concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with each Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolios.

FALL-OUT BENEFITS

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Portfolio and the Morgan Stanley Fund Complex. The Board considered the "float" benefits derived from handling of checks for purchases and sales of Portfolio shares, through a broker-dealer affiliate of the Adviser. The Board also considered that a broker-dealer affiliate of the Adviser receives from each Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and the 12b-1 fees were competitive with those of other broker-dealers.

With respect to the Dividend Growth, Balanced Growth, Global Equity, Utilities, Equally-Weighted S&P 500, Focus Growth, Capital Opportunities, Developing Growth and Growth Portfolios, the Board considered "soft dollar" benefits (discussed in the next section). The Board also considered that an affiliate of the Adviser sold a joint venture that owned an electronic trading system network ("ECN"), which may be used by the Adviser for trading on behalf of the Portfolios. As part of the sale of the joint venture, the affiliate receives a 10-year payout based on the revenue stream from trading on the ECN. Although the affiliate disgorges the portion of the payout that is comprised of commissions received from trades executed by the Adviser on the ECN to a charitable organization, the Board considered the fact that trades by the Adviser would increase order flow, and, thus, result in a potential fall-out benefit to the affiliate. The Board concluded that the affiliate disgorged revenues in connection with the ECN-related revenue and the potential fall-out benefit from increased order flow was relatively small.

SOFT DOLLAR BENEFITS

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios.

With respect to the Dividend Growth, Balanced Growth, Global Equity, Utilities, Focus Growth, Capital Opportunities, Developing Growth and Growth Portfolios, the Adviser informed the Board that it does not use Portfolio commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolios and other funds in the Morgan Stanley Fund Complex.

With respect to the Equally-Weighted S&P 500 Portfolio, the Adviser informed the Board that the Portfolio's commissions are used to pay for execution services only.

With respect to the Flexible Income and Money Market Portfolios, the Board noted that each Portfolio invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE PORTFOLIOS'
NEEDS

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE PORTFOLIOS AND THE ADVISER

The Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio's business.

GENERAL CONCLUSION

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

Money Market
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                          ANNUALIZED
PRINCIPAL                                                                   YIELD
AMOUNT IN                                                                 ON DATE OF
THOUSANDS                                                                  PURCHASE          MATURITY           VALUE
------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (85.2%)
            ASSET-BACKED - AUTO (2.6%)
   $3,073   DaimlerChrysler Revolving Auto Conduit LLC                   5.16 - 5.34%  08/01/06 - 08/02/06   $ 3,059,273
                                                                                                             -----------
            ASSET-BACKED - CONSUMER (16.7%)
    3,315   Bryant Park Funding LLC                                      5.17 - 5.43   07/20/06 - 09/15/06     3,289,453
    1,910   Gemini Securitization Corp., LLC                                 5.30           07/05/06           1,908,875
    3,570   Mont Blanc Capital Corp.                                     5.26 - 5.46   07/07/06 - 09/07/06     3,548,216
    1,000   Old Line Funding Corp.*                                          5.21           07/06/06             999,278
    1,105   Ranger Funding Co., LLC *                                        5.10           07/07/06           1,104,064
    3,200   Regency Markets No 1 LLC *                                   5.04 - 5.24   07/17/06 - 07/20/06     3,192,206
    1,285   Thames Asset Global Securitization *                         5.27 - 5.35   07/20/06 - 08/14/06     1,279,041
    4,774   Thunder Bay Funding LLC                                      5.06 - 5.30   07/07/06 - 08/15/06     4,760,050
                                                                                                             -----------
                                                                                                              20,081,183
                                                                                                             -----------
            ASSET-BACKED - CORPORATE (12.9%)
    2,950   Amsterdam Funding Corp.                                      5.11 - 5.23   07/10/06 - 08/03/06     2,937,794
    5,265   CAFCO LLC *                                                  5.11 - 5.18   07/26/06 - 08/03/06     5,244,124
    5,904   Nieuv Amesterdam Receivable Corp.                            5.33 - 5.49   07/26/06 - 09/25/06     5,840,025
    1,500   Variable Funding Co. LLC                                         5.31           07/10/06           1,498,013
                                                                                                             -----------
                                                                                                              15,519,956
                                                                                                             -----------
            ASSET-BACKED - DIVERSIFIED (6.2%)
    4,700   CRC Funding LLC. *                                           5.11 - 5.12   07/14/06 - 08/11/06     4,683,647
    1,000   Falcon Asset Securitization Co. LLC                              5.17           07/14/06             998,140
    1,083   Fairway Finance Corp. *                                      5.42 - 5.45   08/21/06 - 08/23/06     1,074,582
      659   Jupiter Securitization Corp. *                                   5.21           08/09/06             655,316
                                                                                                             -----------
                                                                                                               7,411,685
                                                                                                             -----------
            ASSET-BACKED - MORTGAGE (4.9%)
    5,964   Sydney Capital Corp.*                                        5.17 - 5.51   07/17/06 - 09/14/06     5,925,577
                                                                                                             -----------
            ASSET-BACKED - SECURITIES (14.6%)
    2,413   Cancara Asset Securitisation LLC *                           5.01 - 5.23   07/11/06 - 07/13/06     2,409,352
      500   Clipper Receivable Co., LLC                                      5.26           07/20/06             498,617
    5,196   Golden Fish LLC *                                            5.22 - 5.47   07/20/06 - 08/22/06     5,176,777
    5,100   Grampian Funding LLC *                                       5.08 - 5.45   07/03/06 - 10/25/06     5,071,239
    3,446   Scaldis Capital LLC *                                        5.02 - 5.10   07/14/06 - 07/17/06     3,439,394
    1,000   Solitaire Funding LLC *                                          5.10           07/05/06             999,435
                                                                                                             -----------
                                                                                                              17,594,814
                                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          ANNUALIZED
PRINCIPAL                                                                   YIELD
AMOUNT IN                                                                 ON DATE OF
THOUSANDS                                                                  PURCHASE          MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------------------
            INSURANCE (3.1%)
   $2,300   Irish Life & Permanent PLC                                   4.98 - 5.19%  07/18/06 - 07/26/06   $  2,293,973
    1,500   Prudential Funding LLC                                           5.14           08/15/06            1,490,494
                                                                                                             ------------
                                                                                                                3,784,467
                                                                                                             ------------
            INTERNATIONAL BANKS (23.2%)
    1,900   Bank of Ireland                                              5.14 - 5.21   08/23/06 - 09/22/06      1,883,587
    5,300   Barclays US Funding Corp.                                        5.13      07/18/06 - 07/25/06      5,283,296
      560   BNP Paribas Finance, Inc.                                        4.95           07/13/06              559,089
    1,000   CBA (Delaware) Finance Inc.                                      5.09           07/03/06              999,718
    1,200   Danske Corp. *                                               4.98 - 5.27   07/11/06 - 07/13/06      1,198,163
    5,350   DnB NOR Bank ASA                                             4.97 - 5.24   07/10/06 - 08/02/06      5,336,200
      700   Fortis Banque Luxembourg                                         5.11           07/05/06              699,604
      550   ING (U.S.) Funding LLC                                           5.20           08/08/06              547,010
    3,060   KBC Financial Products International Ltd.                    4.75 - 5.11   07/12/06 - 08/07/06      3,045,249
    1,175   Nordea North America Inc.                                    5.22 - 5.29   07/06/06 - 08/01/06      1,171,967
    2,200   Societe General N.A. Inc.                                        5.20      07/11/06 - 08/16/06      2,194,270
    2,815   Spintab AB                                                   5.08 - 5.13   07/05/06 - 08/04/06      2,807,071
      700   Spintab AB *                                                     5.22           08/01/06              696,878
      700   Svenska Handelsbanken Inc.                                       5.09           07/06/06              699,509
      750   Svenska Handelsbanken Inc. *                                     5.38           09/11/06              742,035
                                                                                                             ------------
                                                                                                               27,863,646
                                                                                                             ------------
            INVESTMENT BANKS/BROKERS (1.0%)
    1,185   Merrill Lynch & Co.                                              5.20           07/06/06            1,184,146
                                                                                                             ------------
            TOTAL COMMERCIAL PAPER
            (COST $102,424,747)                                                                               102,424,747
                                                                                                             ------------
            FLOATING RATE NOTES (7.6%)
            DOMESTIC BANKS
    2,000   American Express Credit Corp.                                    5.39+          07/19/06~           2,000,784
    4,000   SunTrust Bank                                                    5.27+          07/26/06~           4,000,000
    1,605   U.S. Bank, N.A., Cincinnati                                      5.13+          07/28/06~           1,605,001
    1,500   Wells Fargo Bank, N. A.                                          5.26+          07/24/06~           1,500,000
                                                                                                             ------------
            TOTAL FLOATING RATE NOTES
            (COST $9,105,785)                                                                                   9,105,785
                                                                                                             ------------
            REPURCHASE AGREEMENT (2.8%)
    3,400   Barclays Capital Inc.
            (dated 06/30/06; proceeds $3,401,507) (b)
            (COST $3,400,000)                                                5.32           07/03/06            3,400,000
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          ANNUALIZED
PRINCIPAL                                                                   YIELD
AMOUNT IN                                                                 ON DATE OF
THOUSANDS                                                                  PURCHASE          MATURITY            VALUE
-------------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES (2.1%)
    $ 910   Freddie Mac                                                      5.22%          08/01/06         $    905,929
    1,615   Federal National Mortgage Assoc.                                 5.10           07/03/06            1,614,543
                                                                                                             ------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (COST $2,520,472)                                                                                   2,520,472
                                                                                                             ------------
            BANKERS' ACCEPTANCE (1.8%)
            DOMESTIC BANKS
    2,112   J.P. Morgan Chase Bank
            (Cost $2,092,849)                                            5.14 - 5.48   07/31/06 - 09/25/06      2,092,849
                                                                                                             ------------
            CERTIFICATE OF DEPOSIT (0.8%)
            DOMESTIC BANKS
    1,000   Citibank N.A. (Cost $1,000,000)                                  5.30           09/14/06            1,000,000
                                                                                                             ------------
            TOTAL INVESTMENTS
            (COST $120,543,853) (a)                                                          100.3%           120,543,853
            LIABILITIES IN EXESS OF OTHER ASSETS                                              (0.3)              (327,231)
                                                                                             -----           ------------
            NET ASSETS                                                                       100.0%          $120,216,622
                                                                                             =====           ============

----------
*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS

+    RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2006.

~    DATE OF NEXT INTEREST RATE RESET.

(a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

(b) COLLATERIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.50% DUE 01/01/36 VALUED AT $3,468,001.

MATURITY SCHEDULE*

1-30 Days      60%
31-60 Days     21
61-90 Days     18
91-120 Days     1
              ---
              100%
              ===

----------
*    AS A PERCENTAGE OF TOTAL MARKET VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Flexible Income
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                               COUPON      MATURITY
 THOUSANDS                                                                RATE         DATE       VALUE
--------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (94.0%)
              FOREIGN (15.9%)
              ARGENTINA (0.2%)
              GOVERNMENT OBLIGATIONS
ARS     682   Republic of Argentina                                       (0.00)**%  12/15/35   $ 17,574
        230   Republic of Argentina @@@@                                   5.83      12/31/33     86,710
$        15   Republic of Argentina (i)                                   (0.00)**   12/15/35      1,348
          6   Republic of Argentina (d) (i) @@@@                           8.28      12/31/33      4,989
         60   Republic of Argentina (c)                                  13.969      04/10/49     24,300
                                                                                                --------
              TOTAL ARGENTINA                                                                    134,921
                                                                                                --------
              AUSTRALIA (0.3%)
              OTHER METALS/MINERALS (0.0%)
         70   Murrin Holdings Property Ltd. (c)(i)                        9.375      08/31/07          0
                                                                                                --------
              PROPERTY - CASUALTY INSURERS (0.3%)
        200   Mantis Reef Ltd. - 144A*                                    4.692      11/14/08    193,957
                                                                                                --------
              TOTAL AUSTRALIA                                                                    193,957
                                                                                                --------
              BERMUDA (0.1%)
              CABLE/SATELLITE TV
         75   Intelsat Bermuda Ltd.                                       9.609      01/15/12     76,125
                                                                                                --------
              BRAZIL (1.1%)
              GOVERNMENT OBLIGATIONS
        171   Federal Republic of Brazil                                   8.00      01/15/18    180,833
         77   Federal Republic of Brazil                                  8.875      10/14/19     85,971
        280   Federal Republic of Brazil                                  14.50      10/15/09    349,020
                                                                                                --------
              TOTAL BRAZIL                                                                       615,824
                                                                                                --------
              CANADA (2.5%)
              COMMERCIAL PRINTING/FORMS (0.4%)
        255   Quebecor World Capital Corp. - 144A*                         8.75      03/15/16    233,962
                                                                                                --------
              DRUGSTORE CHAINS (0.3%)
        185   Jean Coutu Group PJC Inc. (The)                             7.625      08/01/12    180,375
                                                                                                --------
              MEDIA CONGLOMERATES (0.0%)
          1   Canwest Media Inc.                                           8.00      09/15/12        595
                                                                                                --------
              OIL & GAS PIPELINES (0.5%)
        315   Kinder Morgan Finance Co.                                    5.70      01/05/16    273,986
                                                                                                --------
              OTHER METALS/MINERALS (0.2%)
         90   Brascan Corp.                                               7.125      06/15/12     94,929
                                                                                                --------

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                                       30

 PRINCIPAL
 AMOUNT IN                                                               COUPON   MATURITY
 THOUSANDS                                                                RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------
              OTHER TRANSPORTATION (0.3%)
$       140   CHC Helicopter Corp.                                        7.375%  05/01/14   $  135,100
                                                                                             ----------
              PULP & PAPER (0.8%)
        250   Abitibi-Consolidated Inc.                                    8.85   08/01/30      212,500
        265   Bowater Canada Finance                                       7.95   11/15/11      253,075
                                                                                             ----------
                                                                                                465,575
                                                                                             ----------
              TOTAL CANADA                                                                    1,384,522
                                                                                             ----------
              DENMARK (0.3%)
              TELECOMMUNICATIONS
         80   Nordic Telecommunications Holdings - 144A*                  8.875   05/01/16       82,600
EUR      60   TDC AS                                                       6.50   04/19/12       78,463
                                                                                             ----------
              TOTAL DENMARK                                                                     161,063
                                                                                             ----------
              ECUADOR (0.1%)
              GOVERNMENT OBLIGATION
$        50   Republic of Ecuador - 144A*                                  9.00   08/15/30       48,625
                                                                                             ----------
              FRANCE (0.2%)
              OILFIELD SERVICES/EQUIPMENTS (0.0%)
         25   CIE Generale de Geophysique S.A.                             7.50   05/15/15       24,562
                                                                                             ----------
              TELECOMMUNICATIONS (0.2%)
         95   France Telecom S.A.                                          8.50   03/01/31      114,638
                                                                                             ----------
              TOTAL FRANCE                                                                      139,200
                                                                                             ----------
              INDONESIA (0.4%)
              PULP & PAPER
        264   Tjiwi Kimia Finance BV - 144A*                               0.00** 04/29/27       54,043
         70   Tjiwi Kimia Finance BV - 144A*                               6.00** 04/29/15       53,680
        213   Tjiwi Kimia Finance BV - 144A*                               6.00** 04/29/18      124,866
                                                                                             ----------
              TOTAL INDONESIA                                                                   232,589
                                                                                             ----------
              JAPAN (4.4%)
              GOVERNMENT OBLIGATIONS
JPY 110,000   Japan (Government of)                                        0.50   09/20/06      961,755
    170,000   Japan (Government of)                                        0.50   03/20/07    1,486,211
                                                                                             ----------
              TOTAL JAPAN                                                                     2,447,966
                                                                                             ----------
              ISRAEL (0.3%)
              ELECTRICAL PRODUCTS
$       160   Ormat Funding Corp.                                          8.25   12/30/20      164,678
                                                                                             ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                        COUPON    MATURITY
THOUSANDS                                                                         RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            LUXEMBOURG (0.2%)
            TELECOMMUNICATIONS
$      30   Telecom Italia Capital SpA                                             4.00%   11/15/08    $   28,795
       80   Telecom Italia Capital SpA                                             4.00    01/15/10        74,922
                                                                                                       ----------
            TOTAL LUXEMBOURG                                                                              103,717
                                                                                                       ----------
            MEXICO (2.2%)
            GOVERNMENT OBLIGATIONS (1.6%)
MXN 1,000   United Mexican States Corp.                                            8.00    12/17/15        82,247
$     340   United Mexican States Corp.                                           8.375    01/14/11       371,450
MXN 4,060   United Mexican States Corp.                                           10.00    12/05/24       375,091
$      39   United Mexican States Corp.                                           11.50    05/15/26        57,623
                                                                                                       ----------
                                                                                                          886,411
                                                                                                       ----------
            OIL & GAS PRODUCTION (0.5%)
       80   Pemex Project Funding Master Trust                                     9.50    09/15/27        96,200
      170   Pemex Project Funding Master Trust - 144A*                            6.629**  06/15/10       173,995
                                                                                                       ----------
                                                                                                          270,195
                                                                                                       ----------
            TELECOMMUNICATIONS (0.1%)
       66   Axtel SA                                                              11.00    12/15/13        72,600
                                                                                                       ----------
            TOTAL MEXICO                                                                                1,229,206
                                                                                                       ----------
            NETHERLANDS (0.2%)
            TELECOMMUNICATIONS
       40   Deutsche Telekom International Finance Corp. BV                        8.25    06/15/30        46,312
       40   Telefonica Europe BV                                                   8.25    09/15/30        45,304
                                                                                                       ----------
            TOTAL NETHERLANDS                                                                              91,616
                                                                                                       ----------
            QATAR (0.2%)
            GOVERNMENT OBLIGATION
      100   State of Qatar                                                         9.75    06/15/30       139,500
                                                                                                       ----------
            RUSSIA (1.6%)
            GOVERNMENT OBLIGATIONS (1.4%)
       98   Federal Republic of Russia                                             8.25    03/31/10       101,812
       15   Federal Republic of Russia                                             5.00    03/31/30        15,994
      201   Federal Republic of Russia                                            11.00    07/24/18       277,631
      190   Federal Republic of Russia                                            12.75    06/24/28       322,525
      100   Russian Agricultural Bank - 144A*                                     7.175    05/16/13        99,375
                                                                                                       ----------
                                                                                                          817,337
                                                                                                       ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                        COUPON    MATURITY
THOUSANDS                                                                         RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            OIL & GAS PIPELINES (0.2%)
$      75   Gaz Capital                                                           8.625%   04/28/34    $   86,047
                                                                                                       ----------
            TOTAL RUSSIA                                                                                  903,384
                                                                                                       ----------
            SOUTH AFRICA (0.1%)
            GOVERNMENT OBLIGATION
ZAR   165   Republic of South Africa                                              13.50    09/15/15        29,906
                                                                                                       ----------
            TURKEY (0.8%)
            GOVERNMENT OBLIGATIONS
$     110   Citigroup, Inc. - 144A* @@@                                            0.00    06/28/07        89,630
      100   JP Morgan Chase - 144A* @@@                                            0.00    06/27/07        67,440
       90   Republic of Turkey                                                    11.00    01/14/13       103,050
      150   Republic of Turkey                                                    11.50    01/23/12       172,125
                                                                                                       ----------
            TOTAL TURKEY                                                                                  432,245
                                                                                                       ----------
            UNITED KINGDOM (0.1%)
            ADVERTISING/MARKETING SERVICES
       70   WPP Finance Corp.                                                     5.875    06/15/14        67,933
                                                                                                       ----------
            VENEZUELA (0.6%)
            GOVERNMENT OBLIGATIONS
       70   Republic of Venezuela                                                  8.50    10/08/14        74,200
      160   Republic of Venezuela                                                 9.375    01/13/34       188,000
       80   Republic of Venezuela                                                 10.75    09/19/13        95,640
                                                                                                       ----------
            TOTAL VENEZUELA                                                                               357,840
                                                                                                       ----------
            TOTAL FOREIGN
            (COST $9,229,525)                                                                           8,954,817
                                                                                                       ----------
            UNITED STATES (78.1%)
            CORPORATE BONDS (31.7%)
            ADVERTISING/MARKETING SERVICES (0.1%)
       65   Interpublic Group of Companies, Inc. (The)                             5.40    11/15/09        59,962
                                                                                                       ----------
            AEROSPACE & DEFENSE (0.6%)
      165   K&F Acquisition Inc.                                                   7.75    11/15/14       163,350
      100   Northrop Grumman Corp.                                                4.079    11/16/06        99,438
       77   Systems 2001 Asset Trust - 144A*                                      6.664    09/15/13        79,522
                                                                                                       ----------
                                                                                                          342,310
                                                                                                       ----------
            AIR FREIGHT/COURIERS (0.1%)
       40   Fedex Corp.                                                            7.25    02/15/11        42,205
                                                                                                       ----------

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                                       33

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-----------------------------------------------------------------------------------------------------
            AIRLINES (0.0%)
$      30   Southwest Airlines Co. (Series 01-1)                          5.496%  11/01/06   $ 30,027
                                                                                             --------
            APPAREL/FOOTWEAR (0.6%)
      125   Levi Strauss & Co.                                             9.74** 04/01/12    127,812
      200   Phillips-Van Heusen Corp.                                      7.25   02/15/11    199,000
                                                                                             --------
                                                                                              326,812
                                                                                             --------
            APPAREL/FOOTWEAR RETAIL (0.1%)
       60   Limited Brands, Inc.                                           6.95   03/01/33     57,372
                                                                                             --------
            AUTO PARTS: O.E.M. (0.2%)
      100   ArvinMeritor, Inc.                                             8.75   03/01/12     98,000
                                                                                             --------
            BEVERAGES: ALCOHOLIC (0.2%)
      100   Fosters Finance Ltd. - 144A*                                  5.125   06/15/15     91,774
                                                                                             --------
            BROADCASTING (0.1%)
       74   Salem Communications Holdings Corp. (Series B)                 9.00   07/01/11     77,515
                                                                                             --------
            BUILDING PRODUCTS (0.1%)
       35   Interface Inc.                                                 7.30   04/01/08     35,350
                                                                                             --------
            CABLE/SATELLITE TV (1.1%)
      170   Cablevision Systems Corp. (Series B)                           9.62** 04/01/09    181,050
      101   Charter Communications Holdings LLC                           11.00   10/01/15     88,880
      140   Comcast Cable Communications Inc.                              6.75   01/30/11    144,611
      140   Echostar DBS Corp.                                            6.375   10/01/11    134,400
       65   Echostar DBS Corp.                                            6.625   10/01/14     61,262
                                                                                             --------
                                                                                              610,203
                                                                                             --------
            CASINO/GAMING (1.2%)
      840   Aladdin Gaming Holdings/Capital Corp. LLC
               (Series B) (a) (c) (i)                                     13.50   03/01/10          0
      200   Isle of Capri Casinos                                          7.00   03/01/14    189,750
      335   MGM Mirage Inc.                                                6.00   10/01/09    327,462
      299   Resort At Summerlin LP/Ras Co. (Series B) (a) (c) (i)         13.00+  12/15/07          0
      165   Station Casinos, Inc.                                          6.00   04/01/12    155,306
       30   Station Casinos, Inc.                                         6.875   03/01/16     28,125
                                                                                             --------
                                                                                              700,643
                                                                                             --------
            CHEMICALS: MAJOR DIVERSIFIED (0.7%)
       98   Huntsman ICI Chemicals                                       10.125   07/01/09     99,960
       45   ICI Wilmington Inc.                                           4.375   12/01/08     43,452
      255   Westlake Chemical Corp.                                       6.625   01/15/16    236,831
                                                                                             --------
                                                                                              380,243
                                                                                             --------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE       VALUE
------------------------------------------------------------------------------------------------------
            CHEMICALS: SPECIALTY (1.3%)
$     161   Equistar Chemical Funding                                    10.125%   09/01/08   $170,257
       35   Equistar Chemical Funding                                    10.625    05/01/11     37,756
      300   Innophos, Inc.                                                8.875    08/15/14    297,000
       74   Innophos, Inc.                                                13.17**+ 02/15/15     74,543
       26   Koppers Industry Inc.                                         9.875    10/15/13     28,015
      100   Nalco Co.                                                      7.75    11/15/11    100,250
                                                                                              --------
                                                                                               707,821
                                                                                              --------
            COAL (0.1%)
       35   Foundation PA Coal Co.                                         7.25    08/01/14     34,300
                                                                                              --------
            COMPUTER PROCESSING HARDWARE (0.1%)
       65   Hewlett-Packard Co.                                           5.345    05/22/09     65,054
                                                                                              --------
            CONTAINERS/PACKAGING (1.3%)
      100   Graham Packaging Company Inc.                                  8.50    10/15/12     98,500
      150   Graphic Packaging International Corp.                          9.50    08/15/13    149,250
      390   Owens-Illinois, Inc.                                           7.50    05/15/10    383,175
      125   Sealed Air Corp. - 144A*                                      5.625    07/15/13    119,273
                                                                                              --------
                                                                                               750,198
                                                                                              --------
            DATA PROCESSING SERVICES (0.2%)
      105   Sungard Data Systems Inc. - 144A*                             9.125    08/15/13    109,462
                                                                                              --------
            DEPARTMENT STORES (0.4%)
      240   BON-TON Department Stores Inc. - 144A*                        10.25    03/15/14    223,800
                                                                                              --------
            DRUGSTORE CHAINS (0.1%)
       55   Rite Aid Corp.                                                8.125    05/01/10     55,550
                                                                                              --------
            ELECTRIC UTILITIES (2.9%)
       80   AES Corp. (The)                                                7.75    03/01/14     80,800
       11   AES Corp. (The)                                               8.875    02/15/11     11,605
       16   AES Corp. (The)                                               9.375    09/15/10     17,200
       60   AES Corp. (The) - 144A*                                        9.00    05/15/15     64,800
      140   Arizona Public Service Co.                                     5.80    06/30/14    135,539
       55   CC Funding Trust I                                             6.90    02/16/07     55,317
       90   Cincinnati Gas & Electric Co.                                  5.70    09/15/12     88,321
       60   Consolidated Natural Gas Co.                                   5.00    12/01/14     55,284
       70   Consolidated Natural Gas Co. (Series C)                        6.25    11/01/11     70,764
       70   Consumers Energy Co.                                           4.80    02/17/09     68,113
       50   Detroit Edison Co. (The)                                      6.125    10/01/10     50,439
       45   Entergy Gulf States, Inc.                                      3.60    06/01/08     43,010
      100   Entergy Gulf States, Inc.                                     5.631**  12/01/09     99,038
      205   IPALCO Enterprises, Inc.                                      8.375    11/14/08    211,662
       30   IPALCO Enterprises, Inc.                                      8.625    11/14/11     31,950

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------
$     135   Monongahela Power Co.                                          5.00%  10/01/06   $  134,690
      115   MSW Energy Holdings/Finance                                   7.375   09/01/10      115,575
       25   MSW Energy Holdings/Finance                                    8.50   09/01/10       25,875
       70   Ohio Power Company - IBC (Series K)                            6.00   06/01/16       69,153
       30   Panhandle Eastern Pipe Line Co. (Series B)                     2.75   03/15/07       29,366
      100   PSEG Energy Holdings Inc.                                     8.625   02/15/08      103,000
       50   Texas Eastern Transmission, LP                                 7.00   07/15/32       53,610
       35   Wisconsin Electric Power Co.                                   3.50   12/01/07       33,994
                                                                                             ----------
                                                                                              1,649,105
                                                                                             ----------
            ELECTRICAL PRODUCTS (0.2%)
       35   Cooper Industries Inc.                                         5.25   07/01/07       34,692
       65   Cooper Industries, Inc.                                        5.25   11/15/12       62,940
                                                                                             ----------
                                                                                                 97,632
                                                                                             ----------
            ENVIRONMENTAL SERVICES (0.1%)
       42   Allied Waste North America, Inc.                               9.25   09/01/12       44,730
                                                                                             ----------
            FINANCE/RENTAL/LEASING (0.6%)
       35   CIT Group, Inc.                                               2.875   09/29/06       34,791
       30   CIT Group, Inc.                                                3.65   11/23/07       29,179
      125   MBNA Corp.                                                     5.58** 05/05/08      125,966
      150   Residential Capital Corp.                                     6.375   06/30/10      148,087
                                                                                             ----------
                                                                                                338,023
                                                                                             ----------
            FINANCIAL CONGLOMERATES (1.1%)
      120   Chase Manhattan Corp.                                          6.00   02/15/09      120,788
       10   Chase Manhattan Corp.                                          7.00   11/15/09       10,374
       20   General Electric Capital Corp.                                 4.25   12/01/10       18,954
      510   General Motors Acceptance Corp.                               6.875   09/15/11      487,141
                                                                                             ----------
                                                                                                637,257
                                                                                             ----------
            FOOD RETAIL (0.3%)
       37   CA FM Lease Trust - 144A*                                      8.50   07/15/17       39,199
      145   Delhaize America, Inc.                                        8.125   04/15/11      153,219
                                                                                             ----------
                                                                                                192,418
                                                                                             ----------
            FOOD: MAJOR DIVERSIFIED (0.2%)
       60   ConAgra Foods, Inc.                                            7.00   10/01/28       61,184
       25   ConAgra Foods, Inc.                                            8.25   09/15/30       28,890
       25   General Mills Inc.                                            3.875   11/30/07       24,354
                                                                                             ----------
                                                                                                114,428
                                                                                             ----------
            FOOD: MEAT/FISH/DAIRY (0.8%)
       85   Michael Foods Inc. (Series B)                                  8.00   11/15/13       83,937
      115   Pilgrim's Pride Corp.                                         9.625   09/15/11      120,175

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE      VALUE
-----------------------------------------------------------------------------------------------------
$      60   PPC Escrow Corp.                                               9.25%  11/15/13   $ 60,150
      125   Smithfield Foods Inc.                                          7.00   08/01/11    121,563
       70   Smithfield Foods Inc.                                         7.625   02/15/08     70,700
       20   Smithfield Foods Inc. (Series B)                               8.00   10/15/09     20,300
                                                                                             --------
                                                                                              476,825
                                                                                             --------
            GAS DISTRIBUTORS (0.3%)
      120   NiSource Finance Corp.                                        5.764** 11/23/09    120,241
       45   Sempra Energy                                                 4.621   05/17/07     44,571
                                                                                             --------
                                                                                              164,812
                                                                                             --------
            HOME BUILDING (0.2%)
       50   Tech Olympic USA, Inc.                                       10.375   07/01/12     48,250
       45   Tech Olympic USA, Inc. (Issued 02/03/03)                       9.00   07/01/10     43,988
                                                                                             --------
                                                                                               92,238
                                                                                             --------
            HOME FURNISHINGS (0.2%)
       50   Mohawk Industries, Inc. (Series D)                             7.20   04/15/12     51,590
       40   Tempur-Pedic Inc.                                             10.25   08/15/10     42,400
                                                                                             --------
                                                                                               93,990
                                                                                             --------
            HOSPITAL/NURSING MANAGEMENT (0.6%)
      125   Columbia/HCA Healthcare Corp.                                  7.69   06/15/25    118,749
       55   Medcath Holdings Corp.                                        9.875   07/15/12     57,063
      115   Tenet Healthcare Corp.                                        7.375   02/01/13    105,513
       55   Tenet Healthcare Corp.                                        9.875   07/01/14     55,275
                                                                                             --------
                                                                                              336,600
                                                                                             --------
            HOTELS/RESORTS/CRUISELINES (0.2%)
      120   Hyatt Equities LLC - 144A*                                    6.875   06/15/07    120,740
                                                                                             --------
            HOUSEHOLD/PERSONAL CARE (0.1%)
       75   Clorox Co. (The)                                              5.444** 12/14/07     75,114
                                                                                             --------
            INDUSTRIAL MACHINERY (0.1%)
       32   Goodman Global Holding Company, Inc. (Series B)               8.329** 06/15/12     32,160
                                                                                             --------
            INDUSTRIAL SPECIALTIES (0.3%)
      165   Johnsondiversy, Inc.                                          9.625   05/15/12    165,000
                                                                                             --------
            INSURANCE BROKERS/SERVICES (0.8%)
      290   Farmers Exchange Capital - 144A*                               7.05   07/15/28    278,247
      185   Marsh & McLennan Companies, Inc.                              5.875   08/01/33    161,178
                                                                                             --------
                                                                                              439,425
                                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-----------------------------------------------------------------------------------------------------
            MAJOR BANKS (1.1%)
$     150   USB Capital IX                                                6.189%  03/29/49   $146,833
      440   Wachovia Capital Trust III                                     5.80   08/29/49    427,408
       70   Wachovia Corp.                                                 4.95   11/01/06     69,827
                                                                                             --------
                                                                                              644,068
                                                                                             --------
            MAJOR TELECOMMUNICATIONS (0.5%)
      130   AT&T Corp.                                                     8.00   11/15/31    149,690
       60   SBC Communications, Inc.                                       6.15   09/15/34     55,240
       55   Sprint Capital Corp.                                           8.75   03/15/32     66,514
                                                                                             --------
                                                                                              271,444
                                                                                             --------
            MANAGED HEALTH CARE (0.3%)
      135   Health Net, Inc.                                              9.875   04/15/11    151,694
                                                                                             --------
            MEDIA CONGLOMERATES (0.5%)
       55   News America Holdings, Inc.                                    7.75   02/01/24     59,097
       30   News America Inc.                                             7.125   04/08/28     30,009
       90   News America, Inc.                                             6.40   12/15/35     83,504
       85   Viacom, Inc. - 144A*                                          6.875   04/30/36     82,284
                                                                                             --------
                                                                                              254,894
                                                                                             --------
            MEDICAL DISTRIBUTORS (0.1%)
       70   AmerisourceBergen Corp. - 144A*                               5.625   09/15/12     67,200
                                                                                             --------
            MEDICAL/NURSING SERVICES (0.4%)
      181   Fresenius Medical Care Capital Trust                          7.875   06/15/11    183,715
       25   Fresenius Medical Care Capital Trust II (Units)~              7.875   02/01/08     25,438
                                                                                             --------
                                                                                              209,153
                                                                                             --------
            METAL FABRICATIONS (0.1%)
       60   General Cable Corp.                                            9.50   11/15/10     63,900
                                                                                             --------
            MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
       55   Iron Mountain Inc.                                             7.75   01/15/15     52,800
      140   Iron Mountain Inc.                                            8.625   04/01/13    140,700
                                                                                             --------
                                                                                              193,500
                                                                                             --------
            MISCELLANEOUS MANUFACTURING (0.1%)
       70   Propex Fabrics Inc.                                           10.00   12/01/12     64,400
                                                                                             --------
            MOTOR VEHICLES (1.7%)
       55   DaimlerChrysler North American Holdings Co.                    8.50   01/18/31     62,447
    1,065   General Motors Corp.                                          8.375   07/15/33    862,650
                                                                                             --------
                                                                                              925,097
                                                                                             --------
            MULTI-LINE INSURANCE (0.4%)
      160   AIG Sun America Global Finance VI - 144A*                      6.30   05/10/11    163,660

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE       VALUE
-----------------------------------------------------------------------------------------------------
$      30   American General Finance Corp. (Series MTNH)                  4.625%  09/01/10   $ 28,754
       35   AXA Financial, Inc.                                            6.50   04/01/08     35,341
                                                                                             --------
                                                                                              227,755
                                                                                             --------
            OIL & GAS PIPELINES (1.1%)
       85   Colorado Interstate Gas Co. - 144A*                            6.80   11/15/15     82,352
      140   El Paso Production Holdings                                    7.75   06/01/13    141,750
       25   Kinder Morgan Energy Partners, L.P.                           5.125   11/15/14     22,861
       95   Pacific Energy Partners/Finance                               7.125   06/15/14     96,425
       70   Plains All American Pipeline L.P. - 144A*                      6.70   05/15/36     68,446
      175   Williams Companies, Inc. (The)                                7.875   09/01/21    178,500
                                                                                             --------
                                                                                              590,334
                                                                                             --------
            OIL & GAS PRODUCTION (1.6%)
      375   Chesapeake Energy Corp.                                        7.50   09/15/13    377,813
       90   Chesapeake Energy Corp.                                       7.625   07/15/13     91,013
       75   Hilcorp Energy/Finance - 144A*                                 7.75   11/01/15     72,000
       78   Hilcorp Energy/Finance - 144A*                                10.50   09/01/10     84,435
       40   Magnum Hunter Resources, Inc.                                  9.60   03/15/12     42,400
      270   Pogo Producing Co.                                            6.875   10/01/17    251,438
                                                                                             --------
                                                                                              919,099
                                                                                             --------
            OIL REFINING/MARKETING (0.3%)
      170   Husky Oil Ltd.                                                 8.90   08/15/28    179,605
                                                                                             --------
            OILFIELD SERVICES/EQUIPMENT (0.3%)
       50   Hanover Compressor Co.                                         9.00   06/01/14     52,500
       62   Hanover Equipment Trust 2001 A (Series A)                      8.50   09/01/08     63,860
       60   Hanover Equipment Trust 2001 B (Series B)                      8.75   09/01/11     62,100
                                                                                             --------
                                                                                              178,460
                                                                                             --------
            PHARMACEUTICALS: MAJOR (0.2%)
       90   Warner Chilcott Corp.                                          8.75   02/01/15     93,150
                                                                                             --------
            PROPERTY - CASUALTY INSURERS (0.1%)
       85   St. Paul Travelers Companies, Inc. (The)                       5.01   08/16/07     84,052
                                                                                             --------
            PUBLISHING: BOOKS/MAGAZINES (0.5%)
       95   Dex Media West/Finance                                        9.875   08/15/13    103,431
       50   Houghton Mifflin Co.                                           8.25   02/01/11     50,875
      100   Houghton Mifflin Co.                                          9.875   02/01/13    104,250
                                                                                             --------
                                                                                              258,556
                                                                                             --------
            PULP & PAPER (0.1%)
       35   Glatfelter P.H. - 144A*                                       7.125   05/01/16     34,724
                                                                                             --------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                              COUPON     MATURITY
THOUSANDS                                                               RATE        DATE       VALUE
-----------------------------------------------------------------------------------------------------
            RAILROADS (0.2%)
$      70   Norfolk Southern Corp.                                       7.35%    05/15/07   $ 70,938
       30   Union Pacific Corp. (Series MTNE)                            6.79     11/09/07     30,397
                                                                                             --------
                                                                                              101,335
                                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (0.5%)
       85   Host Marriott LP                                            6.375     03/15/15     80,325
      210   Host Marriott LP                                            7.125     11/01/13    210,263
                                                                                             --------
                                                                                              290,588
                                                                                             --------
            RESTAURANTS (0.0%)
       15   Tricon Global Restaurants, Inc.                             8.875     04/15/11     16,723
            SAVINGS BANKS (0.0%)
                                                                                             --------
       25   Household Finance Corp.                                     4.125     12/15/08     24,174
                                                                                             --------
            SPECIALTY STORES (1.1%)
      290   Linens' n Things, Inc. - 144A*                             10.702**   01/15/14    276,225
      365   Sonic Automotive, Inc.                                      8.625     08/15/13    363,175
                                                                                             --------
                                                                                              639,400
                                                                                             --------
            SPECIALTY TELECOMMUNICATIONS (0.6%)
       85   American Tower Corp.                                        7.125     10/15/12     85,213
       90   American Tower Corp.                                         7.50     05/01/12     91,350
      125   Qwest Communications International                           8.67**   02/15/09    127,969
      433   Rhythms Netconnections, Inc. (a)(c)(i)                      12.75     04/15/09          0
       20   U.S. West Communications Corp.                              5.625     11/15/08     19,600
                                                                                             --------
                                                                                              324,132
                                                                                             --------
            TELECOMMUNICATIONS (0.1%)
      181   Exodus Communications, Inc. (a)(c)(i)                      11.625     07/15/10          0
       40   NTL Cable PLC(United Kingdom)                                8.75     04/15/14     39,900
                                                                                             --------
                                                                                               39,900
                                                                                             --------
            TOBACCO (0.6%)
      265   Reynolds American Inc. - 144A*                               7.25     06/01/13    260,363
      100   RJ Reynolds Tobacco Holdings - 144A*                         6.50     07/15/10     97,250
                                                                                             --------
                                                                                              357,613
                                                                                             --------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.5%)
      175   Caterpillar Financial Services Corp. (Series MTNF)          5.259**   08/20/07    175,162
      122   Manitowoc Inc. (The)                                        10.50     08/01/12    132,980
                                                                                             --------
                                                                                              308,142
                                                                                             --------
            WHOLESALE DISTRIBUTORS (0.1%)
       40   Nebraska Book Company, Inc.                                 8.625     03/15/12     37,400
                                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                             COUPON   MATURITY
THOUSANDS                                                              RATE      DATE        VALUE
-----------------------------------------------------------------------------------------------------
            WIRELESS TELECOMMUNICATIONS (0.7%)
$     110   Ubiquitel Operating Co.                                    9.875%  03/01/11   $   120,175
      265   Wind Acquisition Finance SA - 144A*                        10.75   12/01/15       282,888
                                                                                          -----------
                                                                                              403,063
                                                                                          -----------
            TOTAL CORPORATE BONDS
               (COST $19,446,953)                                                          17,822,653
                                                                                          -----------
            ASSET-BACKED SECURITIES** (12.1%)
            FINANCE/RENTAL/LEASING
      203   Ace Securities Corp. 2005-HE4 A2A                          4.928   07/25/35       202,751
      106   Aegis Asset Backed Securities Trust 2005-3 A1              4.918   08/25/35       106,004
      242   Aegis Asset Backed Securities Trust 2005-4 1A1             4.928   10/25/35       242,040
      650   American Express Credit Account Master Trust 2002-3 A      5.309   12/15/09       650,980
      133   Ameriquest Mortgage Securities Inc. 2005-R4 A2B            4.958   07/25/35       132,650
      237   Bear Stearns Asset Backed Securities, Inc. 2005-AQ1 2A1    5.038   03/25/35       237,056
      127   Bear Stearns Asset Backed 2005-HE8 A1                      4.938   08/25/35       126,836
      325   Capital Auto Receivables Asset Trust 2005-1 A3             4.808   04/15/08       324,840
      171   Carrington Mortgage Loan Trust 2005-NC4 A1                 4.968   09/25/35       171,248
       82   Countrywide Asset-Backed Certificates 2004-3 3A2           5.018   12/25/32        82,560
      409   Countrywide Asset-Backed Certificates 2005-16 2AF1         4.528   05/25/36       409,462
      171   Credit-Based Asset Servicing & Securities 2005-CB4 AV1     4.918   08/25/35       170,770
      196   Credit-Based Asset Servicing & Securities 2005-CB5 AV1     4.928   08/25/35       195,683
       32   Equifirst Mortgage Loan Trust 2005-1 A1                    4.878   04/25/35        32,153
      196   First Franklin Mortgage Series 2005-FF7 A2                 4.918   08/25/35       196,489
      525   GE Capital Credit Card Master Note Trust 2004-1 A          5.249   06/15/10       525,541
       52   GSAMP Trust 2005-HE3 A2A                                   4.908   06/25/35        51,692
      199   GSAMP Trust 2005-HE4 A2A                                   4.938   08/01/35       199,080
      175   Impac CMB Trust 2004-3 1A                                  5.068   06/25/34       175,049
       40   Long Beach Mortgage Loan Trust 2005-WL1 2A1                4.928   06/25/35        39,801
      600   MBNA Master Credit Card Trust                              5.339   02/16/10       601,334
      218   Merrill Auto Trust Securitization 2005-1 A2B               4.969   04/25/08       217,686
       73   Merrill Lynch Mortgage Investment Inc 2005-SL1             5.018   06/25/35        73,363
       50   Novastar Home Equity Loan 2005-1 A2A                       4.938   06/25/35        49,874
      182   Option One Mtge Loan Trust 2004-3 A3                       5.118   11/25/34       182,499
       45   Park Place Securities Inc. 2005-WCW2 A2A                   4.908   07/25/35        44,583
      239   RAAC Series 2006-SP1 A1                                     4.80   09/25/45       239,523

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                    COUPON   MATURITY
THOUSANDS                                                     RATE       DATE        VALUE
--------------------------------------------------------------------------------------------
$    202    Securitized Asset-Backed Receivables
            LLC 2004-NC3 A2                                   5.208%   09/25/34   $  202,501
     141    Specialty Underwriting & Residential Finance
            2004-BC2 A2                                       5.088    05/25/35      141,265
      43    Structured Asset Investment Loan 2003-BC13        5.158    11/25/33       43,504
     252    Structured Asset Secs 2005-GEL1 A                 5.168    12/25/34      252,427
     375    Structured Asset Securities Corp.                  5.16    06/25/35      375,397
      31    Structured Asset Securities Corp. 2005-WMC1 A1    4.898    01/25/35       30,828
      94    Terwin Mortgage Trust 2005-8HE A1-144A*           4.938    07/25/35       94,563
                                                                                  ----------
            TOTAL ASSET-BACKED SECURITIES
            (COST $6,819,122)                                                      6,822,032
                                                                                  ----------
            U.S. GOVERNMENT OBLIGATIONS (12.4%)
            U. S. Treasury Bonds (8.6%)
   2,050                                                      6.125    08/15/29    2,279,986
     565                                                      6.375    08/15/27      641,496
     100                                                      7.625    02/15/25      127,031
     185                                                      8.125    08/15/21      238,549
     460                                                       8.75    05/15/17      593,652
     705    (b)                                                8.75    08/15/20      944,370
                                                                                  ----------
                                                                                   4,825,084
                                                                                  ----------
            U. S. Treasury Notes (0.6%)
     345    ++                                                3.875    02/15/13      321,255
                                                                                  ----------
            U. S. Treasury Strips (3.2%)
   1,900                                                       0.00    08/15/22      808,805
   1,750                                                       0.00    08/15/17      980,464
                                                                                  ----------
                                                                                   1,789,269
                                                                                  ----------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $7,374,178)                                                      6,935,608

            COLLATERALIZED MORTGAGE OBLIGATIONS (11.2%)                           ----------
            U.S GOVERNMENT AGENCIES (0.7%)
     407    Freddie Mac                                       5.473**  09/25/45      408,594
                                                                                  ----------
            Federal National Mortgage Assoc. (0.2%)
     206    IO                                                 6.50    12/01/29       30,586
     164    IO                                                 7.00    11/01/19       25,093
     184    IO                                                 7.00    12/01/34       35,720
     255    IO                                                 8.00    06/01/35       48,645
                                                                                  ----------
                                                                                     140,044
                                                                                  ----------
            Total U.S. Government Agencies                                           548,638
                                                                                  ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                    COUPON    MATURITY
THOUSANDS                                                     RATE        DATE       VALUE
-------------------------------------------------------------------------------------------
            PRIVATE ISSUES (10.3%)
            Countrywide Alternative Loan Trust
$  1,812    2004-20 X (IO)                                    0.00**%  10/25/34   $ 36,234
   1,754    2005-81 X1 (IO)                                   0.00**   02/25/37     95,897
   1,829    2006-OA1 2X (IO)                                  0.00**   03/20/46     88,989
   2,840    2005-59R A (IO)                                   1.39**   12/20/35     73,786
   2,495    2005-58R A (IO)                                   2.04**   12/20/35    125,229
     394    2006-OA5 1A2                                      5.62**   04/25/46    395,072
     291    2006-OA6 1A4B                                     5.48     07/25/46    290,687
     447    2005-76 2A2                                       5.84     02/25/36    452,259
     390    2005-76 2A2                                      6.183     11/25/35    398,700
            DSLA Mortgage Loan Trust
     418    2006-AR1 2A1A                                    5.083**   04/19/47    417,623
            Greenpoint Mortgage Fund
     407    2006-AR2 3A2                                     5.642**   03/25/36    407,467
   1,196    2005-AR3 X1 (IO)                                  0.00**   08/25/45     36,615
   1,622    2005-AR4 X4 (IO)                                  0.00**   10/25/45     50,172
            GS Mortgage Securities Corp.
   1,105    2006-OA1R A (IO)                                  1.91**   08/25/35     46,431
            Harborview Mortgage Loan Trust
       1    2006-1 PO1 (PO)                                   0.00**   03/19/37        537
   1,724    2006-1 X1 (IO)                                    1.22**   03/19/37     84,573
   2,730    2005-2 X1 (IO)                                    0.87**   05/19/35     66,108
   1,723    2005-3 X2 (IO)                                    0.57**   06/19/35     37,966
     297    2006-1 2A1A (IO)                                 5.491**   03/19/37    297,166
            Indymac Index Mortgage Loan Trust
   1,476    2005-AR12 AX2 (IO)                                0.30**   07/25/35     45,654
            Luminent Mortgage Trust
     298    2006-1 A1                                        5.562**   04/25/36    298,371
            Residential Accredit Loans, Inc.
     166    2006-Q01 1A1                                     5.582     02/25/46    166,451
     150    2006-Q01 2A1                                     5.592     02/25/46    150,298
     400    2006-Q01                                          5.58     07/26/46    400,000
            Structured Asset Mortgage Investments, Inc.
     239    2006-AR3 3A1                                     5.512     02/25/36    239,442
            Washington Mutual
     250    2005-AR15 A1B1                                   5.572**   11/25/45    250,782
     257    2005-AR19 A1B1                                   5.572**   12/25/45    257,308
     224    2005-AR17 A1B1                                   5.572**   12/25/45    224,298

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE             VALUE
--------------------------------------------------------------------------------------------------------------------
            Wmalt Mortgage Pas
   $  319   2006-AR2 A1A                                                   5.221%       04/25/46         $   321,601
                                                                                                         -----------
            Total Private Issues                                                                           5,755,716
                                                                                                         -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (COST $6,357,589)                                                                           6,304,354
                                                                                                         -----------
            U.S. GOVERNMENT AGENCIES-MORTGAGE-BACKED SECURITIES (10.7%)
            Federal Home Loan Mortgage Corp. (0.4%)
      208                                                                   7.50   12/01/31 - 06/01/32       214,930
                                                                                                         -----------
            Federal National Mortgage Assoc. (10.1%)
      375                                                                   0.60         07/25/36            387,656
      550                                                                  1.354         07/01/36            568,734
      375                                                                  5.358         07/01/36            387,773
      575                                                                  6.156         05/01/36            593,988
      582                                                                   6.50   07/01/29 - 11/01/33       587,477
    2,343                                                                   7.00   04/01/31 - 08/01/36     2,400,066
      164                                                                   7.50   02/01/31 - 03/01/32       169,205
      404                                                                   8.00   02/01/12 - 06/01/31       425,152
      112                                                                   8.50         06/01/30            120,650
                                                                                                         -----------
                                                                                                           5,640,701
                                                                                                         -----------
            Government National Mortgage Assoc. (0.2%)
       85                                                                   7.50   04/15/26 - 08/15/29        88,690
       36                                                                   8.00         06/15/26             38,428
                                                                                                         -----------
                                                                                                             127,118
                                                                                                         -----------
            TOTAL U.S. GOVERNMENT AGENCIES-MORTGAGE-BACKED SECURITIES
               (COST $6,058,048)                                                                           5,982,749
                                                                                                         -----------
            TOTAL UNITED STATES
               (COST $46,055,890)                                                                         43,867,396
                                                                                                         -----------
            TOTAL GOVERNMENT & CORPORATE BONDS
               (COST $55,285,415)                                                                         52,822,213
                                                                                                         -----------
            CONVERTIBLE BOND (0.2%)
            TELECOMMUNICATION EQUIPMENT
      105   Nortel Networks Corp.
               (COST $102,132)                                              4.25         09/01/08             99,487
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                  VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS (0.0%)
            CASINO/GAMING (0.0%)
      787   Fitzgeralds Gaming Corp. @ (e)(i)                            $    0
                                                                         ------
            ELECTRIC UTILITIES (0.0%)
       13   PNM Resources Inc. (d)                                          324
        1   SW Acquisition LP (0.03% Ownership interest acquired
               09/25/05) (d)(e)(f)(i)                                         1
                                                                         ------
                                                                            325
                                                                         ------
            FOOD:
            SPECIALTY/CANDY (e)(i)(0.0%)
       18   SFAC New Holdings Inc. (d)                                        0
      100   SFAC New Holdings Inc. @@ (d)                                     0
                                                                         ------
                                                                              0
                                                                         ------
            MEDICAL/NURSING SERVICES (0.0%)
   34,888   Raintree Healthcare Corp. (d)(e)(i)                               0
            RESTAURANTS (0.0%)
                                                                         ------
   10,137   Catalina Restaurant Group (d)(e)(i)                             101
                                                                         ------
            SPECIALTY TELECOMMUNICATIONS (e)(0.0%)
    1,171   Birch Telecom Inc. (d)(i)                                        12
   16,679   PFB Telecom NV (Series B) (d)(i)                                  0
      109   XO Holdings, Inc. (d)                                           479
                                                                         ------
                                                                            491
                                                                         ------
            TELECOMMUNICATIONS (0.0%)
      352   Viatel Holdings Bermuda Ltd. (d)(e)                              25
                                                                         ------
            TEXTILES (0.0%)
   11,192   U.S. Leather, Inc. (d)(e)(i)                                      0
                                                                         ------
            WIRELESS TELECOMMUNICATIONS (0.0%)
       46   USA Mobility, Inc. (d)                                          764
    4,516   Vast Solutions, Inc. (Class B1) (d)(e)(i)                         0
    4,516   Vast Solutions, Inc. (Class B2) (d)(e)(i)                         0
    4,516   Vast Solutions, Inc. (Class B3) (d)(e)(i)                         0
                                                                         ------
                                                                            764
                                                                         ------
            TOTAL COMMON STOCKS
               (COST $2,379,377)                                          1,706
                                                                         ------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF                                                 EXPIRATION
 WARRANTS                                                    DATE         VALUE
----------------------------------------------------------------------------------
            WARRANTS (e)(0.0%)
            CASINO/GAMING (0.0%)
    9,000   Aladdin Gaming Enterprises, Inc. - 144A* (i)   03/01/10    $         0
      250   Resort At Summerlin LP - 144A* (i)             12/15/07              0
                                                                       -----------
                                                                                 0
                                                                       -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
      219   XO Holdings, Inc. (Series A)(d)                01/16/10            188
      164   XO Holdings, Inc. (Series B)(d)                01/16/10             80
      164   XO Holdings, Inc. (Series C)(d)                01/16/10             60
                                                                       -----------
                                                                               328
                                                                       -----------
            TOTAL WARRANTS
               (COST $251)                                                     328
                                                                       -----------

CURRENCY
 AMOUNT
---------
            PUT OPTION PURCHASED (0.1%)
EUR   190   June/2007 @ $94.25 (Cost $19,272)                               33,250
                                                                       -----------

PRINCIPAL
AMOUNT IN                                               COUPON    MATURITY
THOUSANDS                                                RATE       DATE
---------                                               ------   ---------
            SHORT-TERM INVESTMENT (5.7%)
            REPURCHASE AGREEMENT
   $3,184   Joint repurchase agreement account
               (dated 06/30/06; proceeds $3,185,384) (g)
               (COST $3,184,000)                         5.215%   07/03/06     3,184,000
                                                                             -----------
            TOTAL INVESTMENTS
               (COST $60,970,447) (h) (j)                          100.0%     56,140,984
            OTHER ASSETS IN EXCESS OF LIABILITIES                    0.0          18,194
                                                                   -----     -----------
            NET ASSETS                                             100.0%    $56,159,178
                                                                   =====     ===========

----------
IO   INTEREST ONLY SECURITY.

PO   PRINCIPAL ONLY SECURITY.

*    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

**   FLOATING RATE SECURITY, RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2006.

~ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.

+    PAYMENT-IN-KIND SECURITY.

+++  SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS.

@    RESALE IS RESTRICTED ACQUIRED (12/22/98) AT A COST BASIS OF $3,549.

                        SEE NOTES TO FINANCIAL STATEMENTS

----------
@@     RESALE IS RESTRICTED. ACQUIRED (06/10/99) AT A COST BASIS OF $1.

@@@    TURKISH CURRENCY INDEX CREDIT LINKED UNSECURED NOTE.

@@@@   CAPITAL APPRECIATION BOND.

(a)    ISSUER IN BANKRUPTCY.

(b) A PORTION OF THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.

(c)    NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.

(d)    ACQUIRED THROUGH EXCHANGE OFFER.

(e)    NON-INCOME PRODUCING SECURITIES.

(f)    RESALE IS RESTRICTED. NO TRANSACTION ACTIVITY DURING THE YEAR.

(g)    COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(h) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AMOUNT EQUAL TO $23,380,857 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS, FORWARD FOREIGN CURRENCY CONTRACTS and open futures contracts.

(i) SECURITIES WITH A TOTAL MARKET VALUE EQUAL TO $6,450 HAVE BEEN VALUED AT THEIR FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION of the Fund's Trustees.

(j) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $485,281 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,314,744, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,829,463.

FUTURES CONTRACTS OPEN AT JUNE 30, 2006:

                                                                          UNREALIZED
NUMBER OF                  DESCRIPTION, DELIVERY      UNDERLYING FACE    APPRECIATION
CONTRACTS   LONG/SHORT        MONTH AND YEAR          AMOUNT AT VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------
    91         Long      U.S. Treasury Note 10 Year
                            September 2006              $ 9,542,204        $(44,638)
    24         Short     U.S. Treasury Note 5 Year
                            September 2006               (2,481,750)          9,114
    45         Short     U.S. Treasury Bond 20 Year
                            September 2006               (4,799,531)         (2,374)
    26         Short     U.S. Treasury Note 10 Year
                            September 2006               (5,272,313)         19,051
                                                                           --------
    Net Unrealized Depreciation                                            $(18,847)
                                                                           ========

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2006:

                                            UNREALIZED
  CONTRACTS      IN EXCHANGE   DELIVERY    APPRECIATION
  TO DELIVER         FOR         DATE     (DEPRECIATION)
--------------------------------------------------------
EUR     61,000     $ 76,849    09/27/06      $(1,622)
JPY 25,000,000     $222,622    08/07/06        2,889
                                             -------
    Net Unrealized Appreciation              $ 1,267
                                             =======

                        SEE NOTES TO FINANCIAL STATEMENTS

CURRENCY ABBREVIATIONS:
-----------------------
ARS   ARGENTINA PESO.
EUR   EURO.
JPY   JAPANESE YEN.
MXN   MEXICAN NEW PESO.
ZAR   SOUTH AFRICAN RAND.

SUMMARY OF INVESTMENTS

LONG-TERM CREDIT ANALYSIS

AAA    51.6%
AA      5.1
A       5.2
BBB     9.4
BB     12.6
B      15.3
NR      0.8
      -----
      100.0%*
      =====

----------
* DOES NOT INCLUDE OPEN LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $9,542,204 AND UNREALIZED DEPRECIATION OF $44,638 AND OPEN SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $12,553,594 AND UNREALIZED APPRECIATION OF $25,791 AND OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH UNREALIZED APPRECIATION OF $1,267.

                       SEE NOTES TO FINANCIAL STATEMENTS

Balanced Growth

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (68.4%)
            AEROSPACE & DEFENSE (1.5%)
    9,650   Northrop Grumman Corp.                                    $  618,179
   14,720   Raytheon Co.                                                 656,070
                                                                      ----------
                                                                       1,274,249
                                                                      ----------
            BEVERAGES: ALCOHOLIC (0.6%)
    8,310   Diageo PLC (ADR) (United Kingdom)                            561,341
                                                                      ----------
            BEVERAGES: NON-ALCOHOLIC (1.2%)
   23,490   Coca-Cola Co. (The)                                        1,010,540
                                                                      ----------
            BROADCASTING (1.5%)
   41,010   Clear Channel Communications, Inc.                         1,269,259
                                                                      ----------
            CABLE/SATELLITE TV (0.4%)
   10,800   Comcast Corp. (Class A)*                                     353,592
                                                                      ----------
            CHEMICALS: MAJOR DIVERSIFIED (2.9%)
   38,380   Bayer AG (ADR) (Germany)                                   1,762,026
   16,900   Du Pont (E.I.) de Nemours & Co.                              703,040
                                                                      ----------
                                                                       2,465,066
                                                                      ----------
            COMPUTER PROCESSING HARDWARE (0.2%)
    5,690   Hewlett-Packard Co.                                          180,259
                                                                      ----------
            DEPARTMENT STORES (0.3%)
    5,100   Kohl's Corp.*                                                301,512
                                                                      ----------
            DISCOUNT STORES (1.2%)
   20,500   Wal-Mart Stores, Inc.                                        987,485
                                                                      ----------
            ELECTRIC UTILITIES (2.5%)
   16,880   American Electric Power Co., Inc.                            578,140
   11,780   Entergy Corp.                                                833,435
   13,200   FirstEnergy Corp.                                            715,572
                                                                      ----------
                                                                       2,127,147
                                                                      ----------
            FINANCE/RENTAL/LEASING (1.3%)
   19,570   Freddie Mac                                                1,115,686
                                                                      ----------
            FINANCIAL CONGLOMERATES (5.3%)
   35,150   Citigroup, Inc.                                            1,695,636
   49,986   JPMorgan Chase & Co.                                       2,099,412
   11,970   State Street Corp.                                           695,337
                                                                      ----------
                                                                       4,490,385
                                                                      ----------
            FOOD: MAJOR DIVERSIFIED (1.5%)
    6,600   ConAgra Foods Inc.                                           145,926
   49,140   Unilever N.V. (NY Registered Shares) (Netherlands)         1,108,107
                                                                      ----------
                                                                       1,254,033
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            FOOD: SPECIALTY/CANDY (0.7%)
   16,290   Cadbury Schweppes PLC (ADR) (United Kingdom)              $  632,378
                                                                      ----------
            HOUSEHOLD/PERSONAL CARE (0.7%)
   11,050   Procter & Gamble Co. (The)                                   614,380
                                                                      ----------
            INDUSTRIAL CONGLOMERATES (3.5%)
   45,250   General Electric Co.                                       1,491,440
    9,940   Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                  425,233
   12,200   Siemens AG (ADR) (Germany)                                 1,059,204
                                                                      ----------
                                                                       2,975,877
                                                                      ----------
            INSURANCE BROKERS/SERVICES (1.2%)
   39,100   Marsh & McLennan Companies, Inc.                           1,051,399
                                                                      ----------
            INTEGRATED OIL (4.4%)
   14,370   BP PLC (ADR) (United Kingdom)                              1,000,296
   18,370   ConocoPhillips                                             1,203,786
    6,840   Exxon Mobil Corp.                                            419,634
   16,440   Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)     1,101,151
                                                                      ----------
                                                                       3,724,867
                                                                      ----------
            INVESTMENT BANKS/BROKERS (3.2%)
    2,600   Goldman Sachs Group, Inc. (The)                              391,118
   19,100   Merrill Lynch & Co., Inc.                                  1,328,596
   62,400   Schwab (Charles) Corp. (The)                                 997,152
                                                                      ----------
                                                                       2,716,866
                                                                      ----------
            LIFE/HEALTH INSURANCE (0.3%)
   16,570   Aegon N.V. (NY Registered Shares) (Netherlands)              282,850
                                                                      ----------
            MAJOR BANKS (2.3%)
   24,007   Bank of America Corp.                                      1,154,737
   10,900   PNC Financial Services Group                                 764,853
                                                                      ----------
                                                                       1,919,590
                                                                      ----------
            MAJOR TELECOMMUNICATIONS (4.0%)
    7,577   Embarq Corp.*                                                310,581
   27,120   France Telecom S.A. (ADR) (France)                           592,843
   64,857   Sprint Nextel Corp.                                        1,296,491
   36,888   Verizon Communications Inc.                                1,235,379
                                                                      ----------
                                                                       3,435,294
                                                                      ----------
            MANAGED HEALTH CARE (0.5%)
    3,920   CIGNA Corp.                                                  386,159
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            MEDIA CONGLOMERATES (3.8%)
   34,370   Disney (Walt) Co. (The)                                   $1,031,100
   87,780   Time Warner, Inc.                                          1,518,594
   19,610   Viacom, Inc. (Class B)*                                      702,822
                                                                      ----------
                                                                       3,252,516
                                                                      ----------
            MEDICAL SPECIALTIES (0.4%)
    9,880   Applera Corp. - Applied Biosystems Group                     319,618
                                                                      ----------
            MOTOR VEHICLES (0.7%)
   17,780   Honda Motor Co., Ltd. (ADR) (Japan)                          565,760
                                                                      ----------
            MULTI-LINE INSURANCE (0.7%)
    7,240   Hartford Financial Services Group, Inc. (The) (Note 4)       612,504
                                                                      ----------
            OIL REFINING/MARKETING (0.2%)
    2,300   Marathon Oil Corp.                                           191,590
                                                                      ----------
            OILFIELD SERVICES/EQUIPMENT (0.9%)
   11,860   Schlumberger Ltd. (Netherlands Antilles)                     772,205
                                                                      ----------
            OTHER CONSUMER SERVICES (0.0%)
    1,500   H&R Block, Inc.                                               35,790
                                                                      ----------
            PACKAGED SOFTWARE (1.3%)
   70,570   Symantec Corp.*                                            1,096,658
                                                                      ----------
            PHARMACEUTICALS: MAJOR (10.6%)
   27,170   Abbott Laboratories                                        1,184,884
   55,230   Bristol-Myers Squibb Co.                                   1,428,248
   11,590   GlaxoSmithKline PLC (ADR) (United Kingdom)                   646,722
   21,960   Lilly (Eli) & Co.                                          1,213,729
   34,000   Pfizer, Inc.                                                 797,980
   15,020   Roche Holdings Ltd. (ADR) (Switzerland)                    1,247,411
   10,360   Sanofi-Aventis (ADR) (France)                                504,532
   61,900   Schering-Plough Corp.                                      1,177,957
   18,290   Wyeth                                                        812,259
                                                                      ----------
                                                                       9,013,722
                                                                      ----------
            PRECIOUS METALS (0.9%)
   14,630   Newmont Mining Corp.                                         774,366
                                                                      ----------
            PROPERTY - CASUALTY INSURERS (3.3%)
    2,500   ACE Ltd. (Cayman Islands)                                    126,475
   20,940   Chubb Corp. (The)                                          1,044,906
   25,476   St. Paul Travelers Companies, Inc. (The)                   1,135,720
    8,300   XL Capital Ltd. (Class A) (Cayman Islands)                   508,790
                                                                      ----------
                                                                       2,815,891
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                         VALUE
----------------------------------------------------------------------------------------
            REGIONAL BANKS (0.5%)
   12,000   Fifth Third Bancorp                                              $   443,400
                                                                             -----------
            RESTAURANTS (0.4%)
    9,230   McDonald's Corp.                                                     310,128
                                                                             -----------
            SEMICONDUCTORS (1.3%)
   30,289   Intel Corp.                                                          573,977
   33,670   Micron Technology, Inc.*                                             507,070
                                                                             -----------
                                                                               1,081,047
                                                                             -----------
            SPECIALTY INSURANCE (0.7%)
    5,900   MGIC Investment Corp.                                                383,500
    4,900   PMI Group, Inc. (The)                                                218,442
                                                                             -----------
                                                                                 601,942
                                                                             -----------
            SPECIALTY STORES (0.3%)
    6,890   Office Depot, Inc.*                                                  261,820
                                                                             -----------
            TELECOMMUNICATION EQUIPMENT (0.4%)
   15,480   Motorola, Inc.                                                       311,922
                                                                             -----------
            TOBACCO (0.8%)
    8,880   Altria Group, Inc.                                                   652,058
                                                                             -----------
            TOTAL COMMON STOCKS
               (COST $49,127,819)                                             58,243,151
                                                                             -----------

PRINCIPAL
AMOUNT IN                                               COUPON   MATURITY
THOUSANDS                                                RATE      DATE
---------                                               ------   ---------
            CORPORATE BONDS (7.3%)
            ADVERTISING/MARKETING SERVICES (0.1%)
     $ 45   WPP Finance (UK) Corp. (United Kingdom)      5.875%   06/15/14        43,672
                                                                             -----------
            AEROSPACE & DEFENSE (0.2%)
       55   Northrop Grumman Corp.                       4.079    11/16/06        54,691
       10   Raytheon Co.                                  6.15    11/01/08        10,103
       90   Systems 2001 Asset Trust - 144A**
               (Cayman Islands)                          6.664    09/15/13        92,245
                                                                             -----------
                                                                                 157,039
                                                                             -----------
            AIR FREIGHT/COURIERS (0.1%)
       50   Fedex Corp.                                   2.65    04/01/07        48,831
                                                                             -----------
            AIRLINES (0.2%)
      100   America West Airlines, Inc. (Series 01-1)     7.10    04/02/21       103,300
       45   Southwest Airlines Co. (Series 01-1)         5.496    11/01/06        45,041
                                                                             -----------
                                                                                 148,341
                                                                             -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON   MATURITY
THOUSANDS                                                            RATE      DATE       VALUE
------------------------------------------------------------------------------------------------
            APPAREL/FOOTWEAR RETAIL (0.1%)
     $ 45   Limited Brands, Inc.                                      6.95%  03/01/33   $ 43,029
                                                                                        --------
            BEVERAGES: ALCOHOLIC (0.2%)
       70   FBG Finance Ltd. - 144A** (Australia)                    5.125   06/15/15     64,242
       70   Miller Brewing Co. - 144A**                               4.25   08/15/08     67,997
                                                                                        --------
                                                                                         132,239
                                                                                        --------
            CABLE/SATELLITE TV (0.1%)
       10   Comcast Cable Communications Inc.                         6.75   01/30/11     10,329
       10   Comcast Corp.                                            7.625   02/15/08     10,253
       55   TCI Communications, Inc.                                 7.875   02/15/26     59,377
                                                                                        --------
                                                                                          79,959
                                                                                        --------
            CASINO/GAMING (0.1%)
      110   Harrah's Operating Co., Inc.                             5.625   06/01/15    101,915
       25   Harrah's Operating Co., Inc.                              6.50   06/01/16     24,403
                                                                                        --------
                                                                                         126,318
                                                                                        --------
            CHEMICALS: MAJOR DIVERSIFIED (0.0%)
       40   ICI Wilmington Inc.                                      4.375   12/01/08     38,624
                                                                                        --------
            COMPUTER PROCESSING HARDWARE (0.1%)
       45   Hewlett-Packard Co.                                      5.339+  05/22/09     45,037
                                                                                        --------
            CONTAINERS/PACKAGING (0.1%)
       90   Sealed Air Corp. - 144A**                                5.625   07/15/13     85,877
                                                                                        --------
            ELECTRIC UTILITIES (1.0%)
       70   Ameren Corp.                                             4.263   05/15/07     69,082
       70   Arizona Public Service Co.                                5.80   06/30/14     67,770
       20   Arizona Public Service Co.                                6.75   11/15/06     20,064
       70   Carolina Power & Light Co.                               5.125   09/15/13     66,875
       75   CC Funding Trust I                                        6.90   02/16/07     75,432
       45   Cincinnati Gas & Electric Co.                             5.70   09/15/12     44,160
       30   Consolidated Natural Gas Co.                              5.00   12/01/14     27,642
       65   Consolidated Natural Gas Co. (Series C)                   6.25   11/01/11     65,709
       45   Consumers Energy Co.                                      4.80   02/17/09     43,787
       40   Detroit Edison Co. (The)                                 6.125   10/01/10     40,351
       30   Entergy Gulf States, Inc.                                 3.60   06/01/08     28,673
       45   Entergy Gulf States, Inc.                                5.631+  12/01/09     44,567
       65   Ohio Power Company - IBC (Series K)                       6.00   06/01/16     64,214
       35   Pacific Gas & Electric Co.                                6.05   03/01/34     33,141
       15   Panhandle Eastern Pipe Line Co. (Series B)                2.75   03/15/07     14,683
       45   Public Service Electric & Gas Co. (Series MTNB)           5.00   01/01/13     43,020
       35   Texas Eastern Transmission, LP                            7.00   07/15/32     37,527

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                           COUPON   MATURITY
THOUSANDS                                                            RATE      DATE       VALUE
------------------------------------------------------------------------------------------------
     $ 55   Wisconsin Electric Power Co.                              3.50%  12/01/07   $ 53,419
                                                                                        --------
                                                                                         840,116
                                                                                        --------
            ELECTRICAL PRODUCTS (0.2%)
       70   Cooper Industries Inc.                                    5.25   07/01/07     69,384
       65   Cooper Industries, Inc.                                   5.25   11/15/12     62,940
                                                                                        --------
                                                                                         132,324
                                                                                        --------
            ELECTRONICS/APPLIANCES (0.1%)
       45   LG Electronics Inc. - 144A** (South Korea)                5.00   06/17/10     42,741
                                                                                        --------
            FINANCE/RENTAL/LEASING (0.6%)
       55   CIT Group, Inc.                                          2.875   09/29/06     54,672
       95   Countrywide Home Loans, Inc. (Series MTN)                 3.25   05/21/08     90,935
       35   DaimlerChrysler North American Holdings Co.               8.50   01/18/31     39,739
       85   Nationwide Building Society - 144A** (United Kingdom)     4.25   02/01/10     80,996
      135   Residential Capital Corp.                                6.375   06/30/10    133,278
       45   SLM Corp.                                                 4.00   01/15/10     42,532
       80   SLM Corp. (Series MTNA)                                   5.00   10/01/13     75,505
                                                                                        --------
                                                                                         517,657
                                                                                        --------
            FINANCIAL CONGLOMERATES (0.3%)
      105   Bank One Corp. (Series MTNA)                              6.00   02/17/09    105,843
       40   General Electric Capital Corp.                            4.25   12/01/10     37,907
       10   General Electric Capital Corp. (Series MTNA)             5.875   02/15/12     10,065
      100   General Electric Capital Corp. (Series MTNA)              6.75   03/15/32    107,078
                                                                                        --------
                                                                                         260,893
                                                                                        --------
            FOOD RETAIL (0.1%)
       55   Fred Meyer, Inc.                                          7.45   03/01/08     56,372
                                                                                        --------
            FOOD: MAJOR DIVERSIFIED (0.1%)
       30   ConAgra Foods, Inc.                                       7.00   10/01/28     30,592
       30   ConAgra Foods, Inc.                                       8.25   09/15/30     34,668
       25   Kraft Foods Inc.                                          5.25   06/01/07     24,854
                                                                                        --------
                                                                                          90,114
                                                                                        --------
            FOREST PRODUCTS (0.0%)
        5   Weyerhaeuser Co.                                         6.125   03/15/07      5,003
                                                                                        --------
            GAS DISTRIBUTORS (0.1%)
       45   NiSource Finance Corp.                                   5.764+  11/23/09     45,090
       45   Sempra Energy                                            4.621   05/17/07     44,571
                                                                                        --------
                                                                                          89,661
                                                                                        --------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE       VALUE
----------------------------------------------------------------------------------------------------
            HOME FURNISHINGS (0.0%)
$      40   Mohawk Industries, Inc. (Series D)                            7.20%  04/15/12   $ 41,272
                                                                                            --------
            HOTELS/RESORTS/CRUISELINES (0.1%)
       70   Hyatt Equities LLC - 144A**                                  6.875   06/15/07     70,432
                                                                                            --------
            HOUSEHOLD/PERSONAL CARE (0.1%)
       85   Clorox Co. (The)                                             5.444+  12/14/07     85,130
                                                                                            --------
            INDUSTRIAL CONGLOMERATES (0.1%)
       50   Textron Financial Corp.                                      4.125   03/03/08     48,733
       65   Textron Financial Corp.                                      5.125   02/03/11     63,376
                                                                                            --------
                                                                                             112,109
                                                                                            --------
            INSURANCE BROKERS/SERVICES (0.3%)
      200   Farmers Exchange Capital - 144A**                             7.05   07/15/28    191,894
      110   Marsh & McLennan Companies, Inc.                             5.375   07/15/14    102,582
                                                                                            --------
                                                                                             294,476
                                                                                            --------
            MAJOR BANKS (0.2%)
       30   Bank of New York Co., Inc. (The)                              5.20   07/01/07     29,845
       55   HSBC Finance Corp.                                            6.75   05/15/11     57,113
       45   Popular North America Inc. (Series MTN)                       5.65   04/15/09     44,665
                                                                                            --------
                                                                                             131,623
                                                                                            --------
            MAJOR TELECOMMUNICATIONS (0.5%)
       40   Deutsche Telekom International Finance Corp. BV
               (Netherlands)                                              8.25   06/15/30     46,312
       75   France Telecom S.A. (France)                                  8.50   03/01/31     90,504
       45   SBC Communications, Inc.                                      6.15   09/15/34     41,430
       15   Sprint Capital Corp.                                          8.75   03/15/32     18,140
       35   Telecom Italia Capital SA (Luxembourg)                        4.00   11/15/08     33,594
       60   Telecom Italia Capital SA (Luxembourg)                        4.00   01/15/10     56,192
       40   Telefonica Europe BV (Netherlands)                            8.25   09/15/30     45,304
       60   Verizon New England Inc.                                      6.50   09/15/11     60,084
                                                                                            --------
                                                                                             391,560
                                                                                            --------
            MANAGED HEALTH CARE (0.0%)
        5   WellPoint Inc.                                                3.75   12/14/07      4,860
                                                                                            --------
            MEDIA CONGLOMERATES (0.2%)
       30   News America Holdings, Inc.                                   7.75   02/01/24     32,235
       20   News America, Inc.                                            6.40   12/15/35     18,556
       15   News America, Inc.                                            7.28   06/30/28     15,206
       65   Viacom, Inc. - 144A**                                        6.875   04/30/36     62,923
                                                                                            --------
                                                                                             128,920
                                                                                            --------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE       VALUE
----------------------------------------------------------------------------------------------------
            MULTI-LINE INSURANCE (0.4%)
$     180   AIG Sun America Global Finance VI - 144A**                    6.30%  05/10/11   $184,118
       80   American General Finance Corp. (Series MTNH)                 4.625   09/01/10     76,676
       35   AXA Financial, Inc.                                           6.50   04/01/08     35,341
       30   International Lease Finance Corp.                             3.75   08/01/07     29,377
                                                                                            --------
                                                                                             325,512
                                                                                            --------
            OIL & GAS PIPELINES (0.1%)
       25   Kinder Morgan Energy Partners, L.P.                          5.125   11/15/14     22,861
       65   Plains All American Pipeline L.P. - 144A**                    6.70   05/15/36     63,557
                                                                                            --------
                                                                                              86,418
                                                                                            --------
            OTHER METALS/MINERALS (0.1%)
       70   Brascan Corp. (Canada)                                       7.125   06/15/12     73,834
                                                                                            --------
            PROPERTY - CASUALTY INSURERS (0.5%)
      200   Mantis Reef Ltd. - 144A** (Australia)                        4.692   11/14/08    193,957
       45   Platinum Underwriters Finance Holdings, Ltd.  (Series B)      7.50   06/01/17     44,225
       55   Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)    6.371   11/16/07     54,492
       70   St. Paul Travelers Companies, Inc. (The)                      5.01   08/16/07     69,219
      100   XLLIAC Global Funding - 144A**                                4.80   08/10/10     96,128
                                                                                            --------
                                                                                             458,021
                                                                                            --------
            PULP & PAPER (0.0%)
       50   Sappi Papier Holding AG - 144A** (Austria)                    6.75   06/15/12     46,831
                                                                                            --------
            RAILROADS (0.2%)
       37   Burlington North Santa Fe Railway Co.                        4.575   01/15/21     34,726
       45   Burlington North Santa Fe Railway Co.                        6.125   03/15/09     45,516
       45   Norfolk Southern Corp.                                        7.35   05/15/07     45,603
       35   Union Pacific Corp.                                          6.625   02/01/08     35,472
       25   Union Pacific Corp. (Series MTNE)                             6.79   11/09/07     25,331
                                                                                            --------
                                                                                             186,648
                                                                                            --------
            REAL ESTATE DEVELOPMENT (0.2%)
      156   World Financial Properties - 144A**                           6.91   09/01/13    161,356
                                                                                            --------
            REAL ESTATE INVESTMENT TRUSTS (0.0%)
       10   EOP Operating LP                                              4.75   03/15/14      9,084
       10   EOP Operating LP                                             7.875   07/15/31     11,007
       25   EOP Operating LP                                             6.763   06/15/07     25,203
                                                                                            --------
                                                                                              45,294
                                                                                            --------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE              VALUE
----------------------------------------------------------------------------------------------------------
            REGIONAL BANKS (0.1%)
$     110   Marshall & Ilsley Bank (Series BKNT)                   3.80%        02/08/08        $  106,881
                                                                                                ----------
            RESTAURANTS (0.0%)
       30   Tricon Global                                         8.875         04/15/11            33,445
                                                                                                ----------
            SAVINGS BANKS (0.2%)
       40   Household Finance Corp.                               4.125         12/15/08            38,679
       20   Household Finance Corp.                               5.875         02/01/09            20,135
       15   Household Finance Corp.                               6.375         10/15/11            15,346
       65   Household Finance Corp.                                6.40         06/17/08            65,894
       55   Washington Mutual Bank                                 5.50         01/15/13            53,457
       45   Washington Mutual Inc.                                 8.25         04/01/10            48,291
                                                                                                ----------
                                                                                                   241,802
                                                                                                ----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (0.1%)
       20   Caterpillar Financial Services Corp. (Series MTNF)    3.625         11/15/07            19,474
       80   Caterpillar Financial Services Corp. (Series MTNF)    5.259+        08/20/07            80,074
                                                                                                ----------
                                                                                                    99,548
                                                                                                ----------
            WIRELESS TELECOMMUNICATIONS (0.1%)
       70   Vodafone Group PLC (United Kingdom)                    5.59+        12/28/07            70,014
                                                                                                ----------
            TOTAL CORPORATE BONDS
               (COST $6,279,136)                                                                 6,179,833
                                                                                                ----------
            FOREIGN GOVERNMENT OBLIGATION (0.1%)
       45   United Mexican States (Mexico) (Series MTN)
               (COST $51,294)                                      8.30         08/15/31            52,088
                                                                                                ----------
            U.S GOVERNMENT OBLIGATIONS (9.3%)
            U.S. Treasury Bonds
      410                                                         6.375         08/15/27           465,510
    1,540                                                         7.625         02/15/25         1,956,282
      740                                                         8.125   08/15/19 - 08/15/21      949,571
      200                                                          8.50         02/15/20           261,625
      425                                                          8.75         08/15/20           569,301
            U.S. Treasury Notes
      275                                                         3.875         02/15/13           256,072
    1,615                                                          4.25   08/15/13 - 11/15/13    1,531,223
    1,570   ++                                                     4.25         08/15/13         1,490,144
      420                                                          4.50         02/28/11           409,664
                                                                                                ----------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
               (COST $8,077,775)                                                                 7,889,392
                                                                                                ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                        COUPON     MATURITY
THOUSANDS                                                         RATE       DATE                  VALUE
----------------------------------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES (7.0%)
            Federal Home Loan Mortgage Corp. Gold
$     184                                                          6.50%       03/01/33         $  185,446
      211                                                          7.50   09/01/25 - 06/01/32      218,464
            Federal National Mortgage Assoc.
      237                                                          6.50        01/01/32            239,335
      250                                                          7.00          +++               255,734
      760                                                          7.00   05/01/31 - 08/01/35      778,790
      308                                                          7.50   08/01/29 - 09/01/35      319,651
      244                                                          8.00   12/01/28 - 01/01/32      258,104
            Federal National Mortgage Assoc. (ARM)
      249                                                          0.78        05/01/36            257,777
      250                                                         1.354        07/01/36            258,516
      175                                                         5.358        07/01/36            180,961
      106                                                         5.663        07/01/33            106,588
      251                                                         6.104        03/01/36            256,253
      537                                                         6.154        01/01/36            554,254
      250                                                         6.156        05/01/36            258,256
      249                                                         6.157        03/01/36            256,012
      570                                                         6.163        01/01/36            585,613
      350                                                         6.265        04/01/36            361,701
      524                                                         6.448        04/01/36            547,899
            Government National Mortgage Assoc.
       59                                                          7.50   08/15/23 - 10/15/29       61,320
                                                                                                ----------
            TOTAL MORTGAGE-BACKED SECURITIES
               (COST $5,977,863)                                                                 5,940,674
                                                                                                ----------
            ASSET-BACKED SECURITIES (5.9%)
            FINANCE/RENTAL/LEASING
      150   American Express Credit Account Master
               Trust 2002-3 A                                     5.309+       12/15/09            150,226
      300   American Express Credit Account Master
               Trust 2003-3 A                                     5.309+       11/15/10            300,713
      175   Banc of America Securities Auto Trust
               2005-WF1 A3                                         3.99        08/18/09            172,275
      100   Capital Auto Receivables Asset Trust 2004-2 A          3.35        02/15/08             99,138
      175   Capital Auto Receivables Asset Trust 2005-1 A4         4.05        07/15/09            172,486
      150   Caterpillar Financial Asset Trust 2005-A A3            3.90        02/25/09            147,970
      175   Caterpillar Financial Asset Trust 2006-A A3            5.57        05/25/10            174,984
      215   Chase Credit Card Master Trust 2001-4 A                5.50        11/17/08            215,193
       50   CIT Equipment Collateral 2004-EF1 A3                   3.50        09/20/08             49,285
      100   CNH Equipment Trust 2005-A A3                          4.02        04/15/09             98,714

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE        VALUE
------------------------------------------------------------------------------------------------------
$     225   CNH Equipment Trust 2005-B A3                                 4.27%  01/15/10   $  221,135
      125   DaimlerChrysler Auto Trust 2005-B A3                          4.04   09/08/09      123,361
      125   Ford Credit Auto Owner Trust 2005-B A3                        4.17   01/15/09      123,786
      100   Ford Credit Auto Owner Trust 2006-A A3                        5.05   03/15/10       99,199
      150   GE Dealer Floorplan Master Note Trust 2004-1 A               5.317+  07/20/08      150,079
      175   GE Equipment Small Ticket LLC -2005-2A                        4.88   10/22/09      173,287
      200   Harley-Davidson Motorcycle Trust 2005-1 A2                    3.76   12/17/12      195,079
      125   Harley-Davidson Motorcycle Trust 2005-2 A2                    4.07   02/15/12      121,342
      100   Hertz Vehicle Financing LLC 2005-2A A2                        4.93   02/25/10       98,311
      100   Honda Auto Receivables Owner Trust 2005-2 A3                  3.93   01/15/09       98,714
      150   Honda Auto Receivables Owner Trust 2005-3 A3                  3.87   04/20/09      147,429
      125   Honda Auto Receivables Owner Trust 2005-6 A3                  4.85   10/19/09      123,809
      100   Hyundai Auto Receivables Trust 2005-A A3                      3.98   11/16/09       98,019
      100   MBNA Master Credit Card Trust 1999-B A                        5.90   08/15/11      101,086
      200   Merrill Auto Trust Securitization 2005-1 A3                   4.10   08/25/09      196,877
      125   National City Auto Receivables Trust 2004-A A4                2.88   05/15/11      120,981
      175   Nissan Auto Receivables Owner Trust 2005-B A3                 3.99   07/15/09      172,436
       50   TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2       4.81   11/17/14       47,982
      200   USAA Auto Owner Trust 2004-2 A-4                              3.58   02/15/11      195,602
      157   USAA Auto Owner Trust 2004-3 A3                               3.16   02/17/09      155,208
      125   USAA Auto Owner Trust 2005-1 A3                               3.90   07/15/09      123,518
      125   Volkswagen Auto Lease Trust 2005-A A3                         3.82   05/20/08      123,983
      175   Volkswagen Auto Loan Enhanced Trust 2005-1 A3                 4.80   07/20/09      173,530
       54   Wachovia Auto Owner Trust 2004-B A3                           2.91   04/20/09       53,382
       75   Wachovia Auto Owner Trust 2005-A A3                           4.06   09/21/09       73,935
      125   Wachovia Auto Owner Trust 2005-B A3                           4.79   04/20/10      123,671
       53   World Omni Auto Receivables Trust 2004-A A3                   3.29   11/12/08       52,099
                                                                                            ----------
            TOTAL ASSET-BACKED SECURITIES
               (COST $5,123,553)                                                             5,068,824
                                                                                            ----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%)
      181   Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2    5.472+  09/25/45      181,597
      248   Federal National Mortgage Assoc. 2006-28 1A1                 5.432+  03/25/36      248,380
    3,040   Federal National Mortgage Assoc. 2006-28 1P (IO)              0.72+  03/25/36       79,805
      365   Federal National Mortgage Assoc. 2005-68 XI (IO)              6.00   08/25/35      148,519
                                                                                            ----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (COST $568,484)                                                                 658,301
                                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
CONTRACTS                                                                           VALUE
--------------------------------------------------------------------------------------------
            PUT OPTION PURCHASED (0.0%)
       35   90 day Euro $ June/2007 @ $94.25
               (COST $8,884)                                                     $    15,313
                                                                                 -----------

PRINCIPAL
AMOUNT IN                                                    COUPON   MATURITY
THOUSANDS                                                     RATE      DATE
---------                                                    ------   --------
            SHORT-TERM INVESTMENTS (3.2%)
            U.S. GOVERNMENT OBLIGATION (a) (0.1%)
   $  100   U.S. Treasury Bill
               (COST $99,858)                                 4.26%   07/13/06        99,858
                                                                                 -----------
            REPURCHASE AGREEMENT (3.1%)
    2,659   Joint repurchase agreement account
               (dated 06/30/06; proceeds $2,660,157) (b)
               (COST $2,659,000)                              5.22    07/03/06     2,659,000
                                                                                 -----------
            TOTAL SHORT-TERM INVESTMENTS
               (COST $2,758,858)                                                   2,758,858
                                                                                 -----------
            TOTAL INVESTMENTS
               (COST $77,973,666) (c) (d)                                102.0%   86,806,434
            LIABILITIES IN EXCESS OF OTHER ASSETS                         (2.0)   (1,672,108)
                                                                         -----   -----------
            NET ASSETS                                                   100.0%  $85,134,326
                                                                         =====   ===========

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

ARM  ADJUSTABLE RATE MORTGAGE.

IO   INTEREST ONLY SECURITY.

*    NON-INCOME PRODUCING SECURITY.

**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

+    FLOATING RATE SECURITY; RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30, 2006.

++   SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS.

+++ SECURITY PURCHASED ON A FORWARD COMMITMENT BASIS WITH APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.

(a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

(b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $6,432,361, IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.

(d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $11,726,520 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,893,752, RESULTING IN NET UNREALIZED APPRECIATION OF $8,832,768.

                       SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2006:

                                                                           UNREALIZED
NUMBER OF                   DESCRIPTION, DELIVERY      UNDERLYING FACE    APPRECIATION
CONTRACTS   LONG/SHORT          MONTH AND YEAR         AMOUNT AT VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------
    14         Long      U.S. Treasury Note 5 Year,
                         September 2006                  $ 1,447,668        $(4,210)
     4         Long      U.S. Treasury Note 10 Year,
                         September 2006                      419,438          2,364
     3         Long      U.S. Treasury Bond 20 Year,
                         September 2006                      319,969           (492)
    10         Short     U.S. Treasury Note 2 Year,
                         September 2006                   (2,027,813)          (632)
                                                                            -------
   Net Unrealized Depreciation                                              $(2,970)
                                                                            =======

SUMMARY OF INVESTMENTS

                                                    PERCENT OF
TYPES OF INVESTMENTS                     VALUE      NET ASSETS
--------------------------------------------------------------
Common Stocks                         $58,243,151      68.4%
U.S. Government Obligations             7,889,392       9.3
Corporate Bonds                         6,179,833       7.3
Mortgage-Backed Securities              5,940,674       7.0
Asset Backed Securities                 5,068,824       5.9
Short-Term Investments                  2,758,858       3.2
Collateralized Mortgage Obligations       658,301       0.8
Foreign Government Obligation              52,088       0.1
Put Option Purchased                       15,313       0.0
                                      -----------     -----
                                      $86,806,434*    102.0%
                                      ===========     =====

----------
* DOES NOT INCLUDE OPEN LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $2,187,075 WITH NET UNREALIZED DEPRECIATION OF $2,338 AND OPEN SHORT FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $2,027,813 WITH A DEPRECIATION OF $632.

                       SEE NOTES TO FINANCIAL STATEMENTS

Utilities

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (97.4%)
            ALTERNATIVE POWER GENERATION (1.0%)
   25,000   Distributed Energy Systems*                              $   129,250
   40,000   FuelCell Energy, Inc.*                                       383,200
   20,000   Plug Power, Inc.*                                             93,400
    4,000   Suntech Power Holdings Co. Ltd. (ADR) (China)*               113,000
                                                                     -----------
                                                                         718,850
                                                                     -----------
            CABLE/SATELLITE TV (0.6%)
   10,000   Rogers Communications, Inc. (Class B)                        404,000
                                                                     -----------
            ELECTRIC UTILITIES (52.7%)
   92,000   AES Corp. (The)*                                           1,697,400
   35,000   Allegheny Energy, Inc.*                                    1,297,450
   28,000   Ameren Corp.                                               1,414,000
   32,000   American Electric Power Co., Inc.                          1,096,000
   23,000   Consolidated Edison, Inc.                                  1,022,120
   17,000   Constellation Energy Group, Inc.                             926,840
   22,000   Dominion Resources, Inc.                                   1,645,380
   35,000   DPL, Inc.                                                    938,000
   58,710   Duke Energy Corp.                                          1,724,313
   53,000   Edison International                                       2,067,000
   29,500   Entergy Corp.                                              2,087,125
   35,000   Exelon Corp.                                               1,989,050
   35,000   FirstEnergy Corp.                                          1,897,350
   54,000   FPL Group, Inc.                                            2,234,520
   20,000   Mirant Corp.*                                                536,000
   28,000   NSTAR                                                        800,800
   53,000   PG&E Corp.                                                 2,081,840
   16,400   Pinnacle West Capital Corp.                                  654,524
   33,000   PNM Resources Inc.                                           823,680
   71,000   PPL Corp.                                                  2,293,300
   49,000   SCANA Corp.                                                1,890,420
   44,000   Southern Co. (The)                                         1,410,200
   39,000   TXU Corp.                                                  2,331,810
   42,000   Wisconsin Energy Corp.                                     1,692,600
                                                                     -----------
                                                                      36,551,722
                                                                     -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.9%)
   10,000   Itron, Inc.*                                                 592,600
                                                                     -----------
            ENERGY (24.7%)
   48,000   AGL Resources, Inc.                                        1,829,760
    5,000   Anadarko Petroleum Corp.                                     238,450
   24,000   El Paso Corp.                                                360,000

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
   40,000   Equitable Resources, Inc.                                $ 1,340,000
    7,600   KeySpan Corp.                                                307,040
   11,000   Kinder Morgan, Inc.                                        1,098,790
   50,500   MDU Resources Group, Inc.                                  1,848,805
   31,000   New Jersey Resources Corp.                                 1,450,180
    8,000   Nexen, Inc.                                                  452,320
   37,000   NRG Energy, Inc.*                                          1,782,660
   18,000   Peabody Energy Corp.                                       1,003,500
   22,000   Questar Corp.                                              1,770,780
   45,000   Sempra Energy                                              2,046,600
   70,000   Williams Companies, Inc. (The)                             1,635,200
                                                                     -----------
                                                                      17,164,085
                                                                     -----------
            TELECOMMUNICATIONS (16.5%)
   24,160   ALLTEL Corp.                                               1,542,132
   49,000   American Tower Corp. (Class A)*                            1,524,880
   55,272   AT&T Inc.                                                  1,541,536
   45,500   BellSouth Corp.                                            1,647,100
   12,625   CenturyTel, Inc.                                             469,019
   73,025   Sprint Nextel Corp.                                        1,459,770
   21,400   Telefonica de Espana S.A. (ADR) (Spain)                    1,064,436
   49,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)         1,020,670
   21,000   Valor Communications Group, Inc.                             240,450
   29,394   Verizon Communications, Inc.                                 984,405
                                                                     -----------
                                                                      11,494,398
                                                                     -----------
            WIRELESS TELECOMMUNICATIONS (1.0%)
   10,000   America Movil S.A. de C.V. (Series L) (ADR) (Mexico)         332,600
    6,000   NII Holdings, Inc.*                                          338,280
                                                                     -----------
                                                                         670,880
                                                                     -----------
            TOTAL COMMON STOCKS
               (COST $41,178,152)                                     67,596,535
                                                                     -----------

PRINCIPAL
AMOUNT IN                                             COUPON   MATURITY
THOUSANDS                                              RATE      DATE
--------------------------------------------------------------------------------
            CORPORATE BONDS (0.5%)
            ELECTRIC UTILITIES (0.5%)
      $20   Carolina Power & Light Co.                 5.125%  09/15/13   19,107
       45   Cleco Power LLC                            5.375   05/01/13   42,936
       50   Commonwealth Edison Co. (Series 98)         6.15   03/15/12   50,558
       35   Duquesne Light Co. (Series O)               6.70   04/15/12   36,273
       10   Entergy Gulf States, Inc.                   3.60   06/01/08    9,558

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON   MATURITY
THOUSANDS                                                          RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------
$      10   Entergy Gulf States, Inc.                             5.631%   12/01/09   $     9,904
       25   FirstEnergy Corp. (Series B)                           6.45    11/15/11        25,467
       15   Indianapolis Power & Light Co. - 144A**                6.30    07/01/13        15,080
       55   Public Service Co. of New Mexico (Series B)            7.50    08/01/18        58,575
       30   Public Service Electric & Gas Co. (Series MTNB)        5.00    01/01/13        28,680
       20   TXU Energy Co.                                         7.00    03/15/13        20,442
                                                                                      -----------
                                                                                          316,580
                                                                                      -----------
            ENERGY (0.0%)
       15   Panhandle Eastern Pipe Line Co.                        4.80    08/15/08        14,631
       10   Panhandle Eastern Pipe Line Co. (Series B)             2.75    03/15/07         9,789
                                                                                      -----------
                                                                                           24,420
                                                                                      -----------
            TELECOMMUNICATIONS (0.0%)
       10   AT&T Corp.                                             7.30    11/15/11        10,627
       20   Sprint Capital Corp.                                  8.375    03/15/12        22,123
                                                                                      -----------
                                                                                           32,750
                                                                                      -----------
            TOTAL CORPORATE BONDS
               (COST $375,763)                                                            373,750
                                                                                      -----------
            U.S. GOVERNMENT OBLIGATION (0.0%)
       75   U.S. Treasury Strip (Cost $25,353)                     0.00    02/15/25        28,016
                                                                                      -----------
            SHORT-TERM INVESTMENT (1.3%)
            REPURCHASE AGREEMENT
      878   Joint repurchase agreement account (dated 06/30/06;
               proceeds $878,382) (a)
               (COST $878,000)                                    5.215    07/03/06       878,000
                                                                                      -----------
            TOTAL INVESTMENTS
               (COST $42,457,268) (b)                                         99.2%    68,876,301
            OTHER ASSETS IN EXCESS OF LIABILITIES                              0.8        524,078
                                                                             -----    -----------
            NET ASSETS                                                       100.0%   $69,400,379
                                                                             =====    ===========

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

(a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $26,846,999 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $427,966, RESULTING IN NET UNREALIZED APPRECIATION OF $26,419,033.

                        SEE NOTES TO FINANCIAL STATEMENTS

SUMMARY OF INVESTMENTS

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Electric Utilities                                      $36,868,302      53.2%
Energy                                                   17,188,505      24.7
Telecommunications                                       11,527,148      16.5
Repurchase Agreement                                        878,000       1.3
Alternative Power Generation                                718,850       1.0
Wireless Telecommunications                                 670,880       1.0
Electronic Equipment/Instruments                            592,600       0.9
Cable/Satellite TV                                          404,000       0.6
U.S. Government Obligation                                   28,016       0.0
                                                        -----------      ----
                                                        $68,876,301      99.2%
                                                        ===========      ====

                        SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (96.7%)
            AEROSPACE & DEFENSE (1.3%)
   52,963   Northrop Grumman Corp.                                   $ 3,392,810
                                                                     -----------
            APPAREL/FOOTWEAR (2.5%)
    2,599   J. Crew Group, Inc.*                                          71,343
   17,300   NIKE, Inc. (Class B)                                       1,401,300
   75,228   V.F. Corp.                                                 5,109,486
                                                                     -----------
                                                                       6,582,129
                                                                     -----------
            BEVERAGES: ALCOHOLIC (1.3%)
   51,100   Diageo PLC (ADR) (United Kingdom)                          3,451,805
                                                                     -----------
            BIOTECHNOLOGY (1.5%)
   23,207   Genentech, Inc.*                                           1,898,333
   33,500   Gilead Sciences, Inc.*                                     1,981,860
                                                                     -----------
                                                                       3,880,193
                                                                     -----------
            CHEMICALS: AGRICULTURAL (1.5%)
   45,781   Monsanto Co.                                               3,854,302
                                                                     -----------
            COMPUTER
            COMMUNICATIONS (1.6%)
  210,600   Cisco Systems, Inc.*                                       4,113,018
                                                                     -----------
            COMPUTER PROCESSING
            HARDWARE (1.1%)
   19,912   Apple Computer, Inc.*                                      1,137,373
   74,400   Dell, Inc.*                                                1,816,104
                                                                     -----------
                                                                       2,953,477
                                                                     -----------
            CONTRACT DRILLING (0.7%)
   21,600   Transocean Inc. (Cayman Islands)*                          1,734,912
                                                                     -----------
            DATA PROCESSING
            SERVICES (1.4%)
   80,700   Automatic Data Processing, Inc.                            3,659,745
                                                                     -----------
            DISCOUNT STORES (2.8%)
    8,500   Sears Holdings Corp.*                                      1,316,140
  124,524   Target Corp.                                               6,085,488
                                                                     -----------
                                                                       7,401,628
                                                                     -----------
            DRUGSTORE CHAINS (2.3%)
  197,402   CVS Corp.                                                  6,060,241
                                                                     -----------
            ELECTRIC UTILITIES (1.3%)
   62,548   Exelon Corp.                                             $ 3,554,603
                                                                     -----------
            FINANCIAL CONGLOMERATES (8.2%)
  142,400   American Express Co.                                       7,578,528
  121,589   Citigroup, Inc.                                            5,865,453
   87,110   JPMorgan Chase & Co.                                       3,658,620
   42,059   UBS AG (Switzerland)                                       4,613,872
                                                                     -----------
                                                                      21,716,473
                                                                     -----------
            FINANCIAL PUBLISHING/ SERVICES (1.5%)
   79,311   McGraw-Hill Companies, Inc. (The)                          3,983,792
                                                                     -----------
            FOOD: MAJOR DIVERSIFIED (4.0%)
  175,232   PepsiCo, Inc.                                             10,520,929
                                                                     -----------
            FOOD: SPECIALTY/CANDY (0.8%)
   37,200   Hershey Co. (The)                                          2,048,604
                                                                     -----------
            HOTELS/RESORTS/ CRUISELINES (1.6%)
   71,000   Starwood Hotels & Resorts Worldwide, Inc.                  4,284,140
                                                                     -----------
            HOUSEHOLD/PERSONAL
            CARE (2.7%)
  127,685   Procter & Gamble Co. (The)                                 7,099,286
                                                                     -----------
            INDUSTRIAL
            CONGLOMERATES (8.5%)
  106,700   3M Co.                                                     8,618,159
  129,123   General Electric Co.                                       4,255,894
  155,036   United Technologies Corp.                                  9,832,383
                                                                     -----------
                                                                      22,706,436
                                                                     -----------
            INSURANCE BROKERS/ SERVICES (0.5%)
   50,300   Marsh & McLennan Companies, Inc.                           1,352,567
                                                                     -----------
            INTEGRATED OIL (5.8%)
  103,000   BP PLC (ADR)
            (United Kingdom)                                           7,169,830
  134,129   Exxon Mobil Corp.                                          8,228,814
                                                                     -----------
                                                                      15,398,644
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            INTERNET SOFTWARE/SERVICES (2.8%)
    8,500   Google, Inc. (Class A)*                                  $ 3,564,305
  115,297   Yahoo!, Inc.*                                              3,804,801
                                                                     -----------
                                                                       7,369,106
                                                                     -----------
            INVESTMENT BANKS/BROKERS (3.4%)
   32,583   Goldman Sachs Group, Inc. (The)                            4,901,461
   60,798   Merrill Lynch & Co., Inc.                                  4,229,109
                                                                     -----------
                                                                       9,130,570
                                                                     -----------
            INVESTMENT MANAGERS (2.3%)
  183,092   Mellon Financial Corp.                                     6,303,858
                                                                     -----------
            LIFE/HEALTH INSURANCE (2.7%)
   72,852   Lincoln National Corp.                                     4,111,767
   62,000   MetLife, Inc.                                              3,175,020
                                                                     -----------
                                                                       7,286,787
                                                                     -----------
            MAJOR BANKS (1.0%)
   52,496   Bank of America Corp.                                      2,525,058
                                                                     -----------
            MAJOR
            TELECOMMUNICATIONS (1.7%)
   29,800   ALLTEL Corp.                                               1,902,134
  139,000   Sprint Nextel Corp.                                        2,778,610
                                                                     -----------
                                                                       4,680,744
                                                                     -----------
            MANAGED HEALTH CARE (2.3%)
   76,227   Caremark Rx, Inc.                                          3,801,441
   56,756   UnitedHealth Group Inc.                                    2,541,534
                                                                     -----------
                                                                       6,342,975
                                                                     -----------
            MEDIA CONGLOMERATES (0.8%)
  118,900   Time Warner, Inc.                                          2,056,970
                                                                     -----------
            MEDICAL SPECIALTIES (4.0%)
   21,258   Alcon, Inc. (Switzerland)                                  2,094,976
   62,500   Baxter International, Inc.                                 2,297,500
   36,408   Fisher Scientific International Inc.*                      2,659,604
   74,600   Medtronic, Inc.                                            3,500,232
                                                                     -----------
                                                                      10,552,312
                                                                     -----------
            OFFICE EQUIPMENT/SUPPLIES (1.6%)
   99,989   Pitney Bowes, Inc.                                       $ 4,129,546
                                                                     -----------
            OIL & GAS PRODUCTION (2.4%)
  143,541   XTO Energy Inc.                                            6,354,560
                                                                     -----------
            OIL REFINING/MARKETING (1.6%)
   64,300   Valero Energy Corp.                                        4,277,236
                                                                     -----------
            OILFIELD SERVICES/EQUIPMENT (2.9%)
   63,744   Halliburton Co.                                            4,730,442
   44,500   Schlumberger Ltd. (Netherlands Antilles)                   2,897,395
                                                                     -----------
                                                                       7,627,837
                                                                     -----------
            OTHER CONSUMER
            SERVICES (0.5%)
   44,000   eBay, Inc.*                                                1,288,760
                                                                     -----------
            PACKAGED SOFTWARE (2.3%)
   44,700   Adobe Systems, Inc.*                                       1,357,092
  327,400   Oracle Corp.*                                              4,744,026
                                                                     -----------
                                                                       6,101,118
                                                                     -----------
            PHARMACEUTICALS: MAJOR (4.4%)
   37,919   Johnson & Johnson                                          2,272,106
   80,300   Pfizer, Inc.                                               1,884,641
  169,388   Wyeth                                                      7,522,521
                                                                     -----------
                                                                      11,679,268
                                                                     -----------
            PROPERTY - CASUALTY
            INSURERS (0.5%)
   21,100   XL Capital Ltd. (Class A) (Cayman Islands)                 1,293,430
                                                                     -----------
            REGIONAL BANKS (0.5%)
   33,300   Fifth Third Bancorp                                        1,230,435
                                                                     -----------
            SEMICONDUCTORS (2.6%)
   95,400   Intel Corp.                                                1,807,830
   18,400   Marvell Technology Group, Ltd. (Bermuda)*                    815,672
  139,522   Texas Instruments Inc.                                     4,226,121
                                                                     -----------
                                                                       6,849,623
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                VALUE
--------------------------------------------------------------------------------
            TELECOMMUNICATION
            EQUIPMENT (1.5%)
   45,600   Nokia Corp. (ADR) (Finland)                            $    923,856
   78,870   QUALCOMM, Inc.                                            3,160,321
                                                                   ------------
                                                                      4,084,177
                                                                   ------------
            TOBACCO (2.0%)
   72,789   Altria Group, Inc.                                        5,344,896
                                                                   ------------
            TOTAL COMMON STOCKS
               (COST $213,439,824)                                  256,259,000
                                                                   ------------
NUMBER OF
WARRANTS
---------
            WARRANT (0.1%)
            AEROSPACE & DEFENSE
   20,712   Raytheon Co (06/16/11)
            (COST $252,686)*                                            262,007
                                                                   ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (3.3%)
            REPURCHASE AGREEMENT
  $ 8,771   Joint repurchase agreement
            account 5.215% due
            07/03/06 (dated 06/30/06;
            proceeds $8,774,812) (a)
            (COST $8,771,000)                                         8,771,000
                                                                   ------------
TOTAL INVESTMENTS
   (COST $222,463,510) (b)                                 100.1%   265,292,007
LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.1)      (276,430)
                                                           -----   ------------
NET ASSETS                                                 100.0%  $265,015,577
                                                           =====   ============

ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $46,997,959 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,169,462, RESULTING IN NET UNREALIZED APPRECIATION OF $42,828,497.

                        SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                PERCENT OF
INDUSTRY                            VALUE       NET ASSETS
----------------------------------------------------------
Industrial Conglomerates         $ 22,706,436       8.5%
Financial Conglomerates            21,716,473       8.2
Integrated Oil                     15,398,644       5.8
Pharmaceuticals: Major             11,679,268       4.4
Medical Specialties                10,552,312       4.0
Food: Major Diversified            10,520,929       4.0
Investment Banks/Brokers            9,130,570       3.4
Repurchase Agreement                8,771,000       3.3
Oilfield Services/Equipment         7,627,837       2.9
Discount Stores                     7,401,628       2.8
Internet Software/Services          7,369,106       2.8
Life/Health Insurance               7,286,787       2.7
Household/Personal Care             7,099,286       2.7
Semiconductors                      6,849,623       2.6
Apparel/Footwear                    6,582,129       2.5
Oil & Gas Production                6,354,560       2.4
Packaged Software                   6,101,118       2.3
Investment Managers                 6,303,858       2.3
Managed Health Care                 6,342,975       2.3
Drugstore Chains                    6,060,241       2.3
Tobacco                             5,344,896       2.0
Major Telecommunications            4,680,744       1.7
Hotels/Resorts/Cruiselines          4,284,140       1.6
Oil Refining/Marketing              4,277,236       1.6
Office Equipment/Supplies        $  4,129,546       1.6%
Computer Communications             4,113,018       1.6
Telecommunication Equipment         4,084,177       1.5
Financial Publishing/Services       3,983,792       1.5
Biotechnology                       3,880,193       1.5
Chemicals: Agricultural             3,854,302       1.5
Data Processing Services            3,659,745       1.4
Aerospace & Defense                 3,654,817       1.4
Electric Utilities                  3,554,603       1.3
Beverages: Alcoholic                3,451,805       1.3
Computer Processing Hardware        2,953,477       1.1
Major Banks                         2,525,058       1.0
Media Conglomerates                 2,056,970       0.8
Food: Specialty/Candy               2,048,604       0.8
Contract Drilling                   1,734,912       0.7
Insurance Brokers/Services          1,352,567       0.5
Property - Casualty Insurers        1,293,430       0.5
Other Consumer Services             1,288,760       0.5
Regional Banks                      1,230,435       0.5
                                 ------------     -----
                                 $265,292,007     100.1%
                                 ============     =====

SEE NOTES TO FINANCIAL STATEMENTS

Equally-Weighted S&P 500
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (96.7%)
            ADVERTISING/MARKETING SERVICES (0.3%)
  47,393    Interpublic Group of Companies, Inc. (The)*               $  395,732
   4,565    Omnicom Group, Inc.                                          406,696
                                                                      ----------
                                                                         802,428
                                                                      ----------
            AEROSPACE & DEFENSE (1.5%)
   4,748    Boeing Co.                                                   388,909
   6,143    General Dynamics Corp.                                       402,121
   9,693    Goodrich Corp.                                               390,531
   5,415    L-3 Communications Holdings, Inc.                            408,399
   5,695    Lockheed Martin Corp.                                        408,559
   6,363    Northrop Grumman Corp.                                       407,614
   9,111    Raytheon Co.                                                 406,077
   7,526    Rockwell Collins, Inc.                                       420,478
                                                                      ----------
                                                                       3,232,688
                                                                      ----------
            AGRICULTURAL COMMODITIES/MILLING (0.2%)
  10,393    Archer-Daniels-Midland Co.                                   429,023
                                                                      ----------
            AIR FREIGHT/COURIERS (0.4%)
   3,704    FedEx Corp.                                                  432,849
   5,123    United Parcel Service, Inc. (Class B)                        421,777
                                                                      ----------
                                                                         854,626
                                                                      ----------
            AIRLINES (0.1%)
  24,917    Southwest Airlines Co.                                       407,891
                                                                      ----------
            ALUMINUM (0.2%)
  13,498    Alcoa, Inc.                                                  436,795
                                                                      ----------
            APPAREL/FOOTWEAR (0.9%)
  13,625    Coach, Inc.*                                                 407,388
  12,752    Jones Apparel Group, Inc.                                    405,386
  10,834    Liz Claiborne, Inc.                                          401,508
   4,885    Nike, Inc. (Class B)                                         395,685
   6,199    V.F. Corp.                                                   421,036
                                                                      ----------
                                                                       2,031,003
                                                                      ----------
            APPAREL/FOOTWEAR RETAIL (0.7%)
  23,077    Gap, Inc. (The)                                           $  401,540
  15,742    Limited Brands, Inc.                                         402,838
  11,329    Nordstrom, Inc.                                              413,509
  17,822    TJX Companies, Inc. (The)                                    407,411
                                                                      ----------
                                                                       1,625,298
                                                                      ----------
            AUTO PARTS: O.E.M. (0.3%)
   5,609    Eaton Corp.                                                  422,919
   5,048    Johnson Controls, Inc.                                       415,047
                                                                      ----------
                                                                         837,966
                                                                      ----------
            AUTOMOTIVE AFTERMARKET (0.3%)
  36,656    Cooper Tire & Rubber Co.                                     408,348
  34,803    Goodyear Tire & Rubber Co. (The)*                            386,313
                                                                      ----------
                                                                         794,661
                                                                      ----------
            BEVERAGES: ALCOHOLIC (0.7%)
   8,923    Anheuser-Busch Companies, Inc.                               406,800
   5,532    Brown-Forman Corp. (Class B)                                 395,261
  16,318    Constellation Brands Inc. (Class A)*                         407,950
   6,010    Molson Coors Brewing Co. (Class B)                           407,959
                                                                      ----------
                                                                       1,617,970
                                                                      ----------
            BEVERAGES: NON-ALCOHOLIC (0.5%)
   9,400    Coca-Cola Co. (The)                                          404,388
  21,209    Coca-Cola Enterprises Inc.                                   432,027
  13,051    Pepsi Bottling Group, Inc. (The)                             419,590
                                                                      ----------
                                                                       1,256,005
                                                                      ----------
            BIOTECHNOLOGY (1.1%)
   6,072    Amgen Inc.*                                                  396,077
   8,778    Biogen Idec Inc.*                                            406,685
   6,388    Genzyme Corp.*                                               389,987
   7,018    Gilead Sciences, Inc.*                                       415,185

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
  13,638    MedImmune, Inc.*                                          $  369,590
   6,464    Millipore Corp.*                                             407,167
                                                                      ----------
                                                                       2,384,691
                                                                      ----------
            BROADCASTING (0.4%)
  13,602    Clear Channel Communications, Inc.                           420,982
  11,361    Univision Communications, Inc. (Class A)*                    380,594
                                                                      ----------
                                                                         801,576
                                                                      ----------
            BUILDING PRODUCTS (0.4%)
   9,829    American Standard Companies, Inc.                            425,301
  14,301    Masco Corp.                                                  423,882
                                                                      ----------
                                                                         849,183
                                                                      ----------
            CABLE/SATELLITE TV (0.2%)
  12,387    Comcast Corp. (Class A)*                                     405,550
                                                                      ----------
            CASINO/GAMING (0.4%)
   5,638    Harrah's Entertainment, Inc.                                 401,313
  11,149    International Game Technology                                422,993
                                                                      ----------
                                                                         824,306
                                                                      ----------
            CHEMICALS: AGRICULTURAL (0.2%)
   5,231    Monsanto Co.                                                 440,398
                                                                      ----------
            CHEMICALS: MAJOR DIVERSIFIED (1.0%)
  10,688    Dow Chemical Co. (The)                                       417,153
   9,945    Du Pont (E.I.) de Nemours & Co.                              413,712
   7,723    Eastman Chemical Co.                                         417,042
  27,023    Hercules Inc.*                                               412,371
   8,501    Rohm & Haas Co.                                              426,070
                                                                      ----------
                                                                       2,086,348
                                                                      ----------
            CHEMICALS: SPECIALTY (0.8%)
   6,497    Air Products & Chemicals, Inc.                               415,288
   6,621    Ashland Inc.                                                 441,621
   7,694    Praxair, Inc.                                                415,476
   5,732    Sigma-Aldrich Corp.                                          416,372
                                                                      ----------
                                                                       1,688,757
                                                                      ----------
            COMMERCIAL PRINTING/FORMS (0.2%)
  13,445    Donnelley (R.R.) & Sons Co.                               $  429,568
                                                                      ----------
            COMPUTER COMMUNICATIONS (0.7%)
  35,472    Avaya Inc.*                                                  405,090
  20,563    Cisco Systems, Inc.*                                         401,595
  24,248    Juniper Networks, Inc.*                                      387,726
  23,182    QLogic Corp.*                                                399,658
                                                                      ----------
                                                                       1,594,069
                                                                      ----------
            COMPUTER PERIPHERALS (0.6%)
  33,818    EMC Corp.*                                                   370,983
   7,538    Lexmark International, Inc. (Class A)*                       420,847
  11,762    Network Appliance, Inc.*                                     415,199
   5,600    Seagate Technology Inc. (Escrow) (a)*                              0
                                                                      ----------
                                                                       1,207,029
                                                                      ----------
            COMPUTER PROCESSING HARDWARE (1.2%)
   7,056    Apple Computer, Inc.*                                        403,039
  16,839    Dell, Inc.*                                                  411,040
 255,443    Gateway, Inc.*                                               485,342
  12,293    Hewlett-Packard Co.                                          389,442
  11,260    NCR Corp.*                                                   412,566
  93,578    Sun Microsystems, Inc.*                                      388,349
                                                                      ----------
                                                                       2,489,778
                                                                      ----------
            CONSTRUCTION MATERIALS (0.2%)
   5,606    Vulcan Materials Co.                                         437,268
                                                                      ----------
            CONTAINERS/PACKAGING (1.0%)
  11,383    Ball Corp.                                                   421,626
  13,498    Bemis Company, Inc.                                          413,309
  17,051    Pactiv Corp.*                                                422,012
   7,809    Sealed Air Corp.                                             406,693
   9,998    Temple-Inland Inc.                                           428,614
                                                                      ----------
                                                                       2,092,254
                                                                      ----------
            CONTRACT DRILLING (0.8%)
  12,524    Nabors Industries, Ltd. (Bermuda)*                           423,185
   5,877    Noble Corp. (Cayman Islands)                                 437,366

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
  11,336    Rowan Companies, Inc.                                    $   403,448
   5,325    Transocean Inc. (Cayman Islands)*                            427,704
                                                                     -----------
                                                                       1,691,703
                                                                     -----------
            DATA PROCESSING SERVICES (1.3%)
   8,306    Affiliated Computer Services, Inc. (Class A)*                428,672
   9,046    Automatic Data Processing, Inc.                              410,236
   7,350    Computer Sciences Corp.*                                     356,034
  21,650    Convergys Corp.*                                             422,175
   8,826    First Data Corp.                                             397,523
   9,243    Fiserv, Inc.*                                                419,262
  10,522    Paychex, Inc.                                                410,148
                                                                     -----------
                                                                       2,844,050
                                                                     -----------
            DEPARTMENT STORES (0.8%)
  13,217    Dillard's, Inc. (Class A)                                    420,961
  11,571    Federated Department Stores, Inc.                            423,499
   7,064    Kohl's Corp.*                                                417,624
   6,194    Penney (J.C.) Co., Inc.                                      418,157
                                                                     -----------
                                                                       1,680,241
                                                                     -----------
            DISCOUNT STORES (1.3%)
  24,994    Big Lots, Inc.*                                              426,898
   7,556    Costco Wholesale Corp.                                       431,674
  27,934    Dollar General Corp.                                         390,517
  16,826    Family Dollar Stores, Inc.                                   411,059
   2,616    Sears Holdings Corp.*                                        405,061
   8,271    Target Corp.                                                 404,204
   8,407    Wal-Mart Stores, Inc.                                        404,965
                                                                     -----------
                                                                       2,874,378
                                                                     -----------
            DRUGSTORE CHAINS (0.4%)
  13,453    CVS Corp.                                                    413,007
   9,402    Walgreen Co.                                                 421,586
                                                                     -----------
                                                                         834,593
                                                                     -----------
            ELECTRIC UTILITIES (4.8%)
  23,209    AES Corp. (The)*                                             428,206
  11,245    Allegheny Energy, Inc.*                                      416,852
   8,033    Ameren Corp.                                             $   405,667
  11,890    American Electric Power Co., Inc.                            407,233
  32,807    CenterPoint Energy, Inc.                                     410,088
  31,607    CMS Energy Corp.*                                            408,995
   9,183    Consolidated Edison, Inc.                                    408,093
   7,452    Constellation Energy Group, Inc.                             406,283
   5,487    Dominion Resources, Inc.                                     410,373
   9,967    DTE Energy Co.                                               406,056
  13,962    Duke Energy Corp.                                            410,064
  10,014    Edison International                                         390,546
   5,714    Entergy Corp.                                                404,266
   7,017    Exelon Corp.                                                 398,776
   7,681    FirstEnergy Corp.                                            416,387
   9,846    FPL Group, Inc.                                              407,427
  10,390    PG&E Corp.                                                   408,119
  10,210    Pinnacle West Capital Corp.                                  407,481
  12,732    PPL Corp.                                                    411,244
   9,463    Progress Energy, Inc.                                        405,679
   6,216    Public Service Enterprise Group, Inc.                        411,002
  12,493    Southern Co. (The)                                           400,401
  27,222    TECO Energy, Inc.                                            406,697
   6,961    TXU Corp.                                                    416,198
  21,132    Xcel Energy, Inc.                                            405,312
                                                                     -----------
                                                                      10,207,445
                                                                     -----------
            ELECTRICAL PRODUCTS (0.8%)
  21,309    American Power Conversion Corp.                              415,312
   4,708    Cooper Industries Ltd. (Class A) (Bermuda)                   437,467
   4,962    Emerson Electric Co.                                         415,865
  12,024    Molex Inc.                                                   403,646
                                                                     -----------
                                                                       1,672,290
                                                                     -----------
            ELECTRONIC COMPONENTS (0.8%)
  15,467    Jabil Circuit, Inc.                                          395,955
   7,533    SanDisk Corp.*                                               384,032
  89,461    Sanmina-SCI Corp.*                                           411,521
 123,451    Solectron Corp.*                                             422,202
                                                                     -----------
                                                                       1,613,710
                                                                     -----------

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                                       72

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (1.4%)
  12,179    Agilent Technologies, Inc.*                              $   384,369
 167,832    JDS Uniphase Corp.*                                          424,615
   6,111    Rockwell Automation, Inc.                                    440,053
  38,498    Symbol Technologies, Inc.                                    415,393
  13,317    Tektronix, Inc.                                              391,786
  11,525    Thermo Electron Corp.*                                       417,666
  29,711    Xerox Corp.*                                                 413,280
                                                                     -----------
                                                                       2,887,162
                                                                     -----------
            ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
  24,917    Applied Materials, Inc.                                      405,649
   9,749    KLA-Tencor Corp.                                             405,266
  16,776    Novellus Systems, Inc.*                                      414,367
  28,284    Teradyne, Inc.*                                              393,996
                                                                     -----------
                                                                       1,619,278
                                                                     -----------
            ELECTRONICS/APPLIANCE STORES (0.6%)
   7,796    Best Buy Co., Inc.                                           427,533
  13,777    Circuit City Stores - Circuit City Group                     375,010
  27,536    RadioShack Corp.                                             385,504
                                                                     -----------
                                                                       1,188,047
                                                                     -----------
            ELECTRONICS/APPLIANCES (0.6%)
  17,379    Eastman Kodak Co.                                            413,273
   4,866    Harman International Industries, Inc.                        415,410
   4,976    Whirlpool Corp.                                              411,266
                                                                     -----------
                                                                       1,239,949
                                                                     -----------
            ENGINEERING & CONSTRUCTION (0.2%)
   4,615    Fluor Corp.                                                  428,872
                                                                     -----------
            ENVIRONMENTAL SERVICES (0.4%)
  37,399    Allied Waste Industries, Inc.*                               424,853
  11,688    Waste Management, Inc.                                       419,365
                                                                     -----------
                                                                         844,218
                                                                     -----------
            FINANCE/RENTAL/LEASING (1.4%)
   4,846    Capital One Financial Corp.                                 $414,091
   7,871    CIT Group, Inc.                                              411,575
  11,135    Countrywide Financial Corp.                                  424,021
   8,596    Fannie Mae                                                   413,468
   7,064    Freddie Mac                                                  402,719
   7,441    Ryder System, Inc.                                           434,778
   7,665    SLM Corp.                                                    405,632
                                                                     -----------
                                                                       2,906,284
                                                                     -----------
            FINANCIAL CONGLOMERATES (1.2%)
   7,675    American Express Co.                                         408,464
   8,399    Citigroup, Inc.                                              405,168
  10,113    JPMorgan Chase & Co.                                         424,746
   7,596    Principal Financial Group, Inc.*                             422,717
   5,371    Prudential Financial, Inc.                                   417,327
   6,898    State Street Corp.                                           400,705
                                                                     -----------
                                                                       2,479,127
                                                                     -----------
            FINANCIAL PUBLISHING/SERVICES (0.6%)
  11,655    Equifax, Inc.                                                400,233
   7,625    McGraw-Hill Companies, Inc. (The)                            383,004
   7,703    Moody's Corp.                                                419,505
                                                                     -----------
                                                                       1,202,742
                                                                     -----------
            FOOD DISTRIBUTORS (0.2%)
  13,343    SYSCO Corp.                                                  407,762
                                                                     -----------
            FOOD RETAIL (0.8%)
  20,712    Kroger Co.                                                   452,764
  16,404    Safeway Inc.                                                 426,504
  13,651    Supervalu, Inc.                                              419,086
   6,532    Whole Foods Market, Inc.                                     422,228
                                                                     -----------
                                                                       1,720,582
                                                                     -----------
            FOOD: MAJOR DIVERSIFIED (1.3%)
  11,529    Campbell Soup Co.                                            427,841
  18,361    ConAgra Foods Inc.                                           405,962
   8,052    General Mills, Inc.                                          415,966

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                                       73

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
   9,884    Heinz (H.J.) Co.                                          $  407,418
   8,574    Kellogg Co.                                                  415,239
   6,803    PepsiCo, Inc.                                                408,452
  23,724    Sara Lee Corp.                                               380,058
                                                                      ----------
                                                                       2,860,936
                                                                      ----------
            FOOD: MEAT/FISH/DAIRY (0.4%)
  11,313    Dean Foods Co.*                                              420,730
  27,991    Tyson Foods, Inc. (Class A)                                  415,946
                                                                      ----------
                                                                         836,676
                                                                      ----------
            FOOD: SPECIALTY/CANDY (0.6%)
   7,416    Hershey Co. (The)                                            408,399
  12,319    McCormick & Co., Inc. (Non-Voting)                           413,302
   9,000    Wrigley (Wm.) Jr. Co.                                        408,240
                                                                      ----------
                                                                       1,229,941
                                                                      ----------
            FOREST PRODUCTS (0.4%)
  18,378    Louisiana-Pacific Corp.                                      402,478
   6,878    Weyerhaeuser Co.                                             428,156
                                                                      ----------
                                                                         830,634
                                                                      ----------
            GAS DISTRIBUTORS (1.2%)
  78,107    Dynegy, Inc. (Class A)*                                      427,245
  10,103    KeySpan Corp.                                                408,161
   9,926    Nicor Inc.                                                   411,929
  18,512    NiSource, Inc.                                               404,302
  11,070    Peoples Energy Corp.                                         397,524
   9,152    Sempra Energy                                                416,233
                                                                      ----------
                                                                       2,465,394
                                                                      ----------
            HOME BUILDING (1.0%)
   8,264    Centex Corp.                                                 415,679
  16,470    D.R. Horton, Inc.                                            392,315
   8,932    KB Home                                                      409,532
   9,048    Lennar Corp. (Class A)                                       401,460
  14,526    Pulte Homes, Inc.                                            418,204
                                                                      ----------
                                                                       2,037,190
                                                                      ----------
            HOME FURNISHINGS (0.4%)
  16,240    Leggett & Platt, Inc.                                        405,675
  15,798    Newell Rubbermaid, Inc.                                      408,062
                                                                      ----------
                                                                         813,737
                                                                      ----------
            HOME IMPROVEMENT CHAINS (0.6%)
  11,004    Home Depot, Inc. (The)                                    $  393,833
   6,476    Lowe's Companies, Inc.                                       392,899
   8,755    Sherwin-Williams Co.                                         415,687
                                                                      ----------
                                                                       1,202,419
                                                                      ----------
            HOSPITAL/NURSING MANAGEMENT (0.7%)
   9,358    HCA, Inc.                                                    403,798
  19,611    Health Management Associates, Inc. (Class A)                 386,533
   8,733    Manor Care, Inc.                                             409,752
  54,812    Tenet Healthcare Corp.*                                      382,588
                                                                      ----------
                                                                       1,582,671
                                                                      ----------
            HOTELS/RESORTS/CRUISELINES (0.8%)
  10,106    Carnival Corp. (Panama)                                      421,824
  15,390    Hilton Hotels Corp.                                          435,229
  11,291    Marriott International, Inc. (Class A)                       430,413
   7,180    Stanwood Hotels & Resorts Worldwide, Inc.                    433,241
                                                                      ----------
                                                                       1,720,707
                                                                      ----------
            HOUSEHOLD/PERSONAL CARE (1.5%)
   8,701    Alberto-Culver Co.                                           423,913
  13,422    Avon Products, Inc.                                          416,082
   6,634    Clorox Co. (The)                                             404,475
   6,692    Colgate-Palmolive Co.                                        400,851
  10,591    Estee Lauder Companies, Inc. (The) (Class A)                 409,554
  11,685    International Flavors & Fragrances, Inc.                     411,779
   6,676    Kimberly-Clark Corp.                                         411,909
   7,483    Procter & Gamble Co. (The)                                   416,055
                                                                      ----------
                                                                       3,294,618
                                                                      ----------
            INDUSTRIAL CONGLOMERATES (1.7%)
   5,045    3M Co.                                                       407,485
   6,356    Danaher Corp.                                                408,818
  11,970    General Electric Co. **                                      394,531

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                                       74

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
  10,398    Honeywell International, Inc.                             $  419,039
   9,846    Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                  421,211
   8,215    ITT Industries, Inc.                                         406,643
   4,755    Textron, Inc.                                                438,316
  15,116    Tyco International Ltd. (Bermuda)                            415,690
   6,577    United Technologies Corp.                                    417,113
                                                                      ----------
                                                                       3,728,846
                                                                      ----------
            INDUSTRIAL MACHINERY (0.4%)
   8,421    Illinois Tool Works Inc.                                     399,998
   5,378    Parker Hannifin Corp.                                        417,333
                                                                      ----------
                                                                         817,331
                                                                      ----------
            INDUSTRIAL SPECIALTIES (0.4%)
  10,500    Ecolab Inc.                                                  426,090
   6,274    PPG Industries, Inc.                                         414,084
                                                                      ----------
                                                                         840,174
                                                                      ----------
            INFORMATION TECHNOLOGY SERVICES (0.8%)
  11,010    Citrix Systems, Inc.*                                        441,941
  16,888    Electronic Data Systems Corp.                                406,325
   5,340    International Business Machines Corp.                        410,219
  63,679    Unisys Corp.*                                                399,904
                                                                      ----------
                                                                       1,658,389
                                                                      ----------
            INSURANCE BROKERS/SERVICES (0.4%)
  11,869    AON Corp.                                                    413,279
  14,796    Marsh & McLennan Companies, Inc.                             397,864
                                                                      ----------
                                                                         811,143
                                                                      ----------
            INTEGRATED OIL (1.0%)
   6,918    Chevron Corp.                                                429,331
   6,640    ConocoPhillips                                               435,119
   6,907    Exxon Mobil Corp.                                            423,744
   8,753    Hess Corp.                                                   462,596
   8,262    Murphy Oil Corp.                                             461,515
                                                                      ----------
                                                                       2,212,305
                                                                      ----------
            INTERNET RETAIL (0.2%)
  11,575    Amazon.com, Inc.*                                         $  447,721
                                                                      ----------
            INTERNET SOFTWARE/SERVICES (0.6%)
   1,040    Google, Inc. (Class A)*                                      436,103
  18,411    VeriSign, Inc.*                                              426,583
  13,378    Yahoo!, Inc.*                                                441,474
                                                                      ----------
                                                                       1,304,160
                                                                      ----------
            INVESTMENT BANKS/BROKERS (1.6%)
   9,688    Ameriprise Financial, Inc.                                   432,763
   3,090    Bear Stearns Companies, Inc. (The)                           432,847
  19,158    E *TRADE Group, Inc.*                                        437,186
   2,821    Goldman Sachs Group, Inc. (The)                              424,363
   6,411    Lehman Brothers Holdings Inc.                                417,677
   6,039    Merrill Lynch & Co., Inc.                                    420,073
   7,127    Morgan Stanley (Note 4)                                      450,498
  26,170    Schwab (Charles) Corp. (The)                                 418,197
                                                                      ----------
                                                                       3,433,604
                                                                      ----------
            INVESTMENT MANAGERS (1.1%)
  13,208    Federated Investors, Inc. (Class B)                          416,052
   4,776    Franklin Resources, Inc.                                     414,605
  23,491    Janus Capital Group, Inc.                                    420,489
   3,964    Legg Mason, Inc.                                             394,497
  11,483    Mellon Financial Corp.                                       395,360
  10,850    Price (T.) Rowe Group, Inc.                                  410,239
                                                                      ----------
                                                                       2,451,242
                                                                      ----------
            LIFE/HEALTH INSURANCE (1.2%)
   8,742    AFLAC, Inc.                                                  405,191
  12,387    Genworth Financial Inc. (Class A)                            431,563
   7,259    Lincoln National Corp.                                       409,698
   8,108    MetLife, Inc.                                                415,211
   6,957    Torchmark Corp.                                              422,429
  22,365    UnumProvident Corp.                                          405,477
                                                                      ----------
                                                                       2,489,569
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
            MAJOR BANKS (2.3%)
    8,565   Bank of America Corp.                                     $  411,977
   12,772   Bank of New York Co., Inc. (The)                             411,258
    9,629   BB&T Corp.                                                   400,470
    7,520   Comerica, Inc.                                               390,965
   17,087   Huntington Bancshares, Inc.                                  402,911
   11,548   KeyCorp                                                      412,033
   11,273   National City Corp.                                          407,970
    5,863   PNC Financial Services Group                                 411,407
   12,027   Regions Financial Corp.                                      398,334
    5,288   SunTrust Banks, Inc.                                         403,263
    7,750   Wachovia Corp.                                               419,120
    6,094   Wells Fargo & Co.                                            408,786
                                                                      ----------
                                                                       4,878,494
                                                                      ----------
            MAJOR TELECOMMUNICATIONS (1.2%)
    6,556   ALLTEL Corp.                                                 418,469
   14,615   AT&T, Inc.                                                   407,612
   11,257   BellSouth Corp.                                              407,503
   10,251   Embarq Corp.*                                                420,188
   19,726   Sprint Nextel Corp.                                          394,323
   12,482   Verizon Communications, Inc.                                 418,022
                                                                      ----------
                                                                       2,466,117
                                                                      ----------
            MANAGED HEALTH CARE (1.4%)
   10,353   Aetna, Inc.*                                                 413,395
    8,570   Caremark Rx, Inc.*                                           427,386
    4,346   CIGNA Corp.                                                  428,124
    7,953   Coventry Health Care, Inc.*                                  436,938
    8,073   Humana, Inc.*                                                433,520
    9,170   UnitedHealth Group Inc.                                      410,633
    5,716   WellPoint Inc.*                                              415,953
                                                                      ----------
                                                                       2,965,949
                                                                      ----------
            MEDIA CONGLOMERATES (1.0%)
   15,627   CBS Corp. (Class B)                                          422,710
   13,791   Disney (Walt) Co. (The)                                      413,730
   21,501   News Corp (Class A)                                          412,389
   23,948   Time Warner, Inc.                                            414,300
   11,394   Viacom, Inc. (Class B)*                                      408,361
                                                                      ----------
                                                                       2,071,490
                                                                      ----------
            MEDICAL DISTRIBUTORS (0.8%)
    9,834   AmerisourceBergen Corp.                                   $  412,241
    6,122   Cardinal Health, Inc.                                        393,828
    8,858   McKesson Corp.                                               418,806
   11,718   Patterson Companies, Inc.*                                   409,310
                                                                      ----------
                                                                       1,634,185
                                                                      ----------
            MEDICAL SPECIALTIES (3.0%)
   13,356   Applera Corp. - Applied Biosystems Group                     432,067
    5,683   Bard (C.R.), Inc.                                            416,337
    8,123   Bausch & Lomb, Inc.                                          398,352
   10,688   Baxter International, Inc.                                   392,891
    6,652   Becton, Dickinson & Co.                                      406,637
   11,464   Biomet, Inc.                                                 358,709
   20,217   Boston Scientific Corp.*                                     340,454
    5,800   Fisher Scientific International Inc.*                        423,690
    9,456   Hospira, Inc.*                                               406,041
    8,083   Medtronic, Inc.                                              379,254
   14,610   Pall Corp.                                                   409,080
   19,424   PerkinElmer, Inc.                                            405,962
   11,803   St. Jude Medical, Inc.*                                      382,653
    9,062   Stryker Corp.                                                381,601
    9,559   Waters Corp.*                                                424,420
    6,159   Zimmer Holdings, Inc.*                                       349,338
                                                                      ----------
                                                                       6,307,486
                                                                      ----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.4%)
   10,006   Cintas Corp.                                                 397,839
   18,953   Sabre Holdings Corp. (Class A)                               416,966
                                                                      ----------
                                                                         814,805
                                                                      ----------
            MISCELLANEOUS MANUFACTURING (0.2%)
    8,853   Dover Corp.                                                  437,604
                                                                      ----------
            MOTOR VEHICLES (0.6%)
   60,711   Ford Motor Co.                                               420,727
   15,865   General Motors Corp.                                         472,618
    7,656   Harley-Davidson, Inc.                                        420,238
                                                                      ----------
                                                                       1,313,583
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                  VALUE
--------------------------------------------------------------------------------
            MULTI-LINE INSURANCE (0.8%)
    6,784   American International Group, Inc.                        $  400,595
    4,896   Hartford Financial Services Group, Inc. (The) (Note 4)       414,202
   11,935   Loews Corp.                                                  423,096
    7,337   Safeco Corp.                                                 413,440
                                                                      ----------
                                                                       1,651,333
                                                                      ----------
            OFFICE EQUIPMENT/ SUPPLIES (0.4%)
    6,971   Avery Dennison Corp.                                         404,736
    9,712   Pitney Bowes, Inc.                                           401,106
                                                                      ----------
                                                                         805,842
                                                                      ----------
            OIL & GAS PIPELINES (0.6%)
   27,555   El Paso Corp.                                                413,325
    4,062   Kinder Morgan, Inc.                                          405,753
   18,725   Williams Companies, Inc. (The)                               437,416
                                                                      ----------
                                                                       1,256,494
                                                                      ----------
            OIL & GAS PRODUCTION (1.7%)
    8,423   Anadarko Petroleum Corp.                                     401,693
    6,730   Apache Corp.                                                 459,323
   13,534   Chesapeake Energy Corp.                                      409,404
    7,348   Devon Energy Corp.                                           443,893
    6,443   EOG Resources, Inc.                                          446,758
    7,913   Kerr-McGee Corp.                                             548,767
    4,199   Occidental Petroleum Corp.                                   430,607
   10,149   XTO Energy Inc.                                              449,296
                                                                      ----------
                                                                       3,589,741
                                                                      ----------
            OIL REFINING/MARKETING (0.6%)
    5,448   Marathon Oil Corp.                                           453,818
    6,346   Sunoco, Inc.                                                 439,714
    6,769   Valero Energy Corp.                                          450,274
                                                                      ----------
                                                                       1,343,806
                                                                      ----------
            OILFIELD SERVICES/ EQUIPMENT (1.2%)
    5,081   Baker Hughes Inc.                                            415,880
   11,370   BJ Services Co.                                              423,646
    5,457   Halliburton Co.                                           $  404,964
    6,665   National OilwellVarco, Inc.*                                 422,028
    6,973   Schlumberger Ltd. (Netherlands Antilles)                     454,012
    8,326   Weatherford International Ltd. (Bermuda)*                    413,136
                                                                      ----------
                                                                       2,533,666
                                                                      ----------
            OTHER CONSUMER SERVICES (0.8%)
    7,451   Apollo Group, Inc. (Class A)*                                384,993
   17,372   Block (H.& R.), Inc.                                         414,496
   25,227   Cendant Corp.                                                410,948
   13,413   eBay, Inc.*                                                  392,867
                                                                      ----------
                                                                       1,603,304
                                                                      ----------
            OTHER CONSUMER SPECIALTIES (0.2%)
    5,758   Fortune Brands, Inc.                                         408,876
                                                                      ----------
            OTHER METALS/MINERALS (0.2%)
    5,071   Phelps Dodge Corp.                                           416,633
                                                                      ----------
            PACKAGED SOFTWARE (2.2%)
   13,948   Adobe Systems, Inc.*                                         423,461
   11,031   Autodesk, Inc.*                                              380,128
   18,657   BMC Software, Inc.*                                          445,902
   19,015   CA Inc.                                                      390,758
   57,448   Compuware Corp.*                                             384,902
    7,446   Intuit Inc.*                                                 449,664
   18,378   Microsoft Corp. **                                           428,207
   68,957   Novell, Inc.*                                                457,185
   28,623   Oracle Corp.*                                                414,747
   32,675   Parametric Technology Corp.*                                 415,299
   25,981   Symantec Corp.*                                              403,745
                                                                      ----------
                                                                       4,593,998
                                                                      ----------
            PERSONNEL SERVICES (0.4%)
    9,865   Monster Worldwide, Inc.*                                     420,841
   10,091   Robert Half International, Inc.                              423,822
                                                                      ----------
                                                                         844,663
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            PHARMACEUTICALS: GENERIC DRUGS (0.5%)
    7,956   Barr Pharmaceuticals Inc.*                                $  379,422
   19,452   Mylan Laboratories, Inc.                                     389,040
   16,524   Watson Pharmaceuticals, Inc.*                                384,679
                                                                      ----------
                                                                       1,153,141
                                                                      ----------
            PHARMACEUTICALS: MAJOR (1.5%)
    9,494   Abbott Laboratories                                          414,033
   16,130   Bristol-Myers Squibb Co.                                     417,122
    6,585   Johnson & Johnson                                            394,573
    7,487   Lilly (Eli) & Co.                                            413,806
   11,803   Merck & Co., Inc.                                            429,983
   17,335   Pfizer, Inc.                                                 406,852
   21,099   Schering-Plough Corp.                                        401,514
    9,212   Wyeth                                                        409,105
                                                                      ----------
                                                                       3,286,988
                                                                      ----------
            PHARMACEUTICALS: OTHER (0.6%)
    3,880   Allergan, Inc.                                               416,169
   10,762   Forest Laboratories, Inc.*                                   416,382
   25,149   King Pharmaceuticals, Inc.*                                  427,533
                                                                      ----------
                                                                       1,260,084
                                                                      ----------
            PRECIOUS METALS (0.4%)
    8,347   Freeport-McMoRan Copper & Gold, Inc. (Class B)               462,507
    8,113   Newmont Mining Corp.                                         429,421
                                                                      ----------
                                                                         891,928
                                                                      ----------
            PROPERTY - CASUALTY INSURERS (1.3%)
    8,357   ACE Ltd. (Cayman Islands)                                    422,780
    7,590   Allstate Corp. (The)                                         415,401
    8,079   Chubb Corp. (The)                                            403,142
    8,699   Cincinnati Financial Corp.                                   408,940
   15,327   Progressive Corp. (The)                                      394,057
    9,256   St. Paul Travelers Companies, Inc. (The)                     412,632
    6,559   XL Capital Ltd. (Class A) (Cayman Islands)                   402,066
                                                                      ----------
                                                                       2,859,018
                                                                      ----------
            PUBLISHING: BOOKS/MAGAZINES (0.2%)
    8,316   Meredith Corp.                                            $  411,975
                                                                      ----------
            PUBLISHING: NEWSPAPERS (1.0%)
   11,688   Dow Jones & Co., Inc.                                        409,197
    7,362   Gannett Co., Inc.                                            411,757
    3,370   McClatchy Co. (The) (Class A)                                135,213
   17,058   New York Times Co. (The) (Class A)                           418,603
    8,642   Scripps (E.W.) Co. (Class A)                                 372,816
   12,724   Tribune Co.                                                  412,639
                                                                      ----------
                                                                       2,160,225
                                                                      ----------
            PULP & PAPER (0.4%)
   12,847   International Paper Co.                                      414,958
   15,093   MeadWestvaco Corp.                                           421,547
                                                                      ----------
                                                                         836,505
                                                                      ----------
            RAILROADS (0.8%)
    5,258   Burlington Northern Santa Fe Corp.                           416,697
    6,312   CSX Corp.                                                    444,617
    8,055   Norfolk Southern Corp.                                       428,687
    4,525   Union Pacific Corp.                                          420,644
                                                                      ----------
                                                                       1,710,645
                                                                      ----------
            REAL ESTATE INVESTMENT TRUSTS (2.1%)
    9,355   Apartment Investment & Management Co. (Class A)              406,475
    8,136   Archstone-Smith Trust                                        413,878
    4,612   Boston Properties, Inc.                                      416,925
   11,298   Equity Office Properties Trust                               412,490
    9,129   Equity Residential                                           408,340
   11,270   Kimco Realty Corp.                                           411,242
   11,460   Plum Creek Timber Co., Inc.                                  406,830
    7,907   ProLogis                                                     412,113
    5,529   Public Storage, Inc.                                         419,651
    5,024   Simon Property Group, Inc.                                   416,691
    4,281   Vornado Realty Trust                                         417,612
                                                                      ----------
                                                                       4,542,247
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            RECREATIONAL PRODUCTS (0.8%)
   11,897   Brunswick Corp.*                                          $  395,575
    9,602   Electronic Arts, Inc.*                                       413,270
   22,427   Hasbro, Inc.                                                 406,153
   24,176   Mattel, Inc.*                                                399,146
                                                                      ----------
                                                                       1,614,144
                                                                      ----------
            REGIONAL BANKS (2.3%)
   15,275   AmSouth Bancorporation                                       404,024
   11,601   Commerce Bancorp, Inc.                                       413,808
    7,357   Compass Bancshares, Inc.                                     409,049
   10,819   Fifth Third Bancorp                                          399,762
   10,241   First Horizon National Corp.                                 411,688
    3,496   M&T Bank Corp.                                               412,248
    8,988   Marshall & Ilsley Corp.                                      411,111
   13,606   North Fork Bancorporation, Inc.                              410,493
    7,398   Northern Trust Corp.                                         409,109
   15,240   Synovus Financial Corp.                                      408,127
   12,984   U.S. Bancorp                                                 400,946
    5,058   Zions Bancorporation                                         394,221
                                                                      ----------
                                                                       4,884,586
                                                                      ----------
            RESTAURANTS (1.0%)
   11,266   Darden Restaurants, Inc.*                                    443,880
   12,256   McDonald's Corp.*                                            411,802
   11,094   Starbucks Corp.*                                             418,909
    6,815   Wendy's International, Inc.                                  397,246
    7,824   Yum! Brands, Inc.                                            393,312
                                                                      ----------
                                                                       2,065,149
                                                                      ----------
            SAVINGS BANKS (0.6%)
    5,622   Golden West Financial Corp.                                  417,152
   19,546   Sovereign Bancorp, Inc.                                      396,973
    9,119   Washington Mutual, Inc.                                      415,644
                                                                      ----------
                                                                       1,229,769
                                                                      ----------
            SEMICONDUCTORS (2.8%)
   15,841   Advanced Micro Devices, Inc.*                                386,837
   22,691   Altera Corp.*                                                398,227
   12,311   Analog Devices, Inc.                                         395,676
   12,633   Broadcom Corp. (Class A)*                                 $  379,622
   14,281   Freescale Semiconductor Inc. (Class B)*                      419,861
   22,194   Intel Corp.                                                  420,576
   11,834   Linear Technology Corp.                                      396,321
   45,945   LSI Logic Corp.*                                             411,208
   12,629   Maxim Integrated Products, Inc.                              405,517
   24,841   Micron Technology, Inc.*                                     374,105
   16,516   National Semiconductor Corp.                                 393,907
   18,751   NVIDIA Corp.*                                                399,209
   43,532   PMC - Sierra, Inc.*                                          409,201
   13,740   Texas Instruments Inc.                                       416,185
   16,969   Xilinx, Inc.                                                 384,348
                                                                      ----------
                                                                       5,990,800
                                                                      ----------
            SERVICES TO THE HEALTH INDUSTRY (1.0%)
    5,966   Express Scripts, Inc.*                                       428,001
   15,538   IMS Health Inc.                                              417,195
    6,627   Laboratory Corp. of America Holdings*                        412,398
    7,859   Medco Health Solutions Inc.*                                 450,164
    7,087   Quest Diagnostics Inc.                                       424,653
                                                                      ----------
                                                                       2,132,411
                                                                      ----------
            SPECIALTY INSURANCE (0.6%)
    5,152   Ambac Financial Group, Inc.                                  417,827
    7,012   MBIA Inc.                                                    410,553
    6,306   MGIC Investment Corp.                                        409,890
                                                                      ----------
                                                                       1,238,270
                                                                      ----------
            SPECIALTY STORES (1.3%)
   19,433   AutoNation, Inc.*                                            416,644
    4,389   AutoZone, Inc.*                                              387,110
   11,137   Bed Bath & Beyond Inc.*                                      369,414
   10,091   Office Depot, Inc.*                                          383,458
    9,773   OfficeMax Inc.                                               398,250
   16,417   Staples, Inc.                                                399,261
   12,215   Tiffany & Co.                                                403,339
                                                                      ----------
                                                                       2,757,476
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS


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

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            SPECIALTY TELECOMMUNICATIONS (0.6%)
   11,058   CenturyTel, Inc.                                        $    410,805
   32,806   Citizens Communications Co.                                  428,118
   52,954   Qwest Communications International, Inc.*                    428,398
                                                                    ------------
                                                                       1,267,321
                                                                    ------------
            STEEL (0.6%)
    6,266   Allegheny Technologies Inc.                                  433,858
    8,035   Nucor Corp.                                                  435,899
    6,453   United States Steel Corp.                                    452,484
                                                                    ------------
                                                                       1,322,241
                                                                    ------------
            TELECOMMUNICATION EQUIPMENT (1.7%)
   24,630   ADC Telecommunications, Inc.*                                415,261
   43,909   Andrew Corp.*                                                389,034
   98,581   CIENA Corp.*                                                 474,175
   20,197   Comverse Technology, Inc.*                                   399,295
   18,353   Corning, Inc.*                                               443,959
  166,457   Lucent Technologies Inc.*                                    402,826
   19,973   Motorola, Inc.                                               402,456
    9,241   QUALCOMM, Inc.                                               370,287
   28,363   Tellabs, Inc.*                                               377,512
                                                                    ------------
                                                                       3,674,805
                                                                    ------------
            TOBACCO (0.6%)
    5,730   Altria Group, Inc.                                           420,754
    3,661   Reynolds American, Inc.                                      422,113
    9,218   UST, Inc.                                                    416,561
                                                                    ------------
                                                                       1,259,428
                                                                    ------------
            TOOLS/HARDWARE (0.6%)
    4,883   Black & Decker Corp.                                         412,418
   10,398   Snap-On, Inc.                                                420,287
    8,893   Stanley Works (The)                                          419,927
                                                                    ------------
                                                                       1,252,632
                                                                    ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (1.0%)
    5,831   Caterpillar Inc.                                             434,293
    3,820   Cummins Inc.                                                 466,995
    5,026   Deere & Co.                                                  419,621
   16,749   Navistar International Corp.*                           $    412,193
    5,288   PACCAR, Inc.                                                 435,625
                                                                    ------------
                                                                       2,168,727
                                                                    ------------
            WHOLESALE DISTRIBUTORS (0.4%)
    9,875   Genuine Parts Co.                                            411,393
    5,704   Grainger (W.W.), Inc.                                        429,112
                                                                    ------------
                                                                         840,505
                                                                    ------------
            TOTAL COMMON STOCKS
            (COST $125,199,012)                                      206,218,058
                                                                    ------------

NUMBER OF
 WARRANTS
---------
            WARRANT (0.0%)
            AEROSPACE & DEFENSE
      111   Raytheon Co. (06/16/11)
            (COST $1,354*)                                                 1,404
                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (3.3%)
            REPURCHASE AGREEMENT
$   6,989   Joint repurchase agreement account 5.215% due
            07/03/06 (dated 06/30/06; proceeds $6,992,037) (b)
            (COST $6,989,000)                                          6,989,000
                                                                    ------------
TOTAL INVESTMENTS
(COST $132,189,366) (c) (d)                                 100.0%   213,208,462
OTHER ASSETS IN EXCESS OF LIABILITIES                         0.0         65,200
                                                            -----   ------------
NET ASSETS                                                  100.0%  $213,273,662
                                                            =====   ============

----------
*    NON-INCOME PRODUCING SECURITY.

** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $175,500.

(a) A SECURITY WITH TOTAL MARKET VALUE EQUAL TO $0 HAS BEEN VALUED AT ITS FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER GENERAL SUPERVISION OF THE FUND'S TRUSTEES.

(b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

                        SEE NOTES TO FINANCIAL STATEMENTS

----------
(c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $3,941,232 IN CONNECTION WITH OPEN FUTURES CONTRACTS.

(d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $84,609,901 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,590,805, RESULTING IN NET UNREALIZED APPRECIATION OF $81,019,096.

FUTURES CONTRACTS OPEN AT JUNE 30, 2006:

NUMBER OF                DESCRIPTION, DELIVERY    UNDERLYING FACE   UNREALIZED
CONTRACTS  LONG/SHORT        MONTH AND YEAR       AMOUNT AT VALUE  APPRECIATION
-------------------------------------------------------------------------------
    20        Long     S&P Midcap 400 Mini Index
                       September 2006                $1,543,200       $ 65,256
    15        Long     S&P 500 Mini Index
                       September 2006                   959,550         17,825
     3        Long     S&P 500 Index
                       September 2006                   959,550         13,335
     2        Long     S&P Midcap 400 Index
                       September 2006                   771,600         20,640
                                                                      --------
     Total Unrealized Appreciation                                    $117,056
                                                                      ========

SUMMARY OF INVESTMENTS

                                                                      PERCENT OF
SECTOR                                                     VALUE      NET ASSETS
--------------------------------------------------------------------------------
Finance                                                $ 35,854,686      16.8%
Electronic Technology                                    24,310,723      11.4
Health Technology                                        14,392,390       6.8
Consumer Non-Durables                                    14,386,577       6.7
Retail Trade                                             14,330,755       6.7
Utilities                                                12,672,839       5.9
Commercial Services                                      12,064,282       5.7
Producer Manufacturing                                   11,317,789       5.3
Technology Services                                      10,400,597       4.9
Consumer Durables                                         9,474,772       4.4
Process Industries                                        8,413,459       3.9
Energy Minerals                                           7,145,852       3.4
Repurchase Agreement                                      6,989,000       3.3
Industrial Services                                       6,754,953       3.2
Health Services                                           6,681,031       3.1
Non-Energy Minerals                                       4,335,499       2.0
Consumer Services                                         4,094,206       1.9
Communications                                            3,733,438       1.8
Transportation                                            2,973,162       1.4
Distribution Services                                     2,882,452       1.4
                                                       ------------     -----
                                                       $213,208,462*    100.0%
                                                       ============     =====

----------
* DOES NOT INCLUDE OPEN LONG FUTURES CONTRACTS WITH AN UNDERLYING FACE AMOUNT OF $4,233,900 WITH NET UNREALIZED APPRECIATION OF $117,056.

                        SEE NOTES TO FINANCIAL STATEMENTS


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Growth
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
 SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (99.8%)
            ADVERTISING/MARKETING
            SERVICES (1.5%)
   12,318   Getty Images, Inc.*                                       $  782,316
                                                                      ----------
            AIR FREIGHT/COURIERS (4.4%)
   19,240   C.H. Robinson Worldwide, Inc.                              1,025,492
   22,000   Expeditors International of Washington, Inc.               1,232,220
                                                                      ----------
                                                                       2,257,712
                                                                      ----------
            APPAREL/FOOTWEAR (2.0%)
   33,670   Coach, Inc.*                                               1,006,733
                                                                      ----------
            BIOTECHNOLOGY (2.0%)
   12,359   Genentech, Inc.*                                           1,010,966
                                                                      ----------
            BROADCASTING (2.0%)
   52,400   Grupo Televisa S.A. - CPO (ADR) (Mexico)                   1,011,844
                                                                      ----------
            CASINO/GAMING (1.7%)
   22,600   International Game Technology                                857,444
                                                                      ----------
            CHEMICALS: AGRICULTURAL (4.6%)
   27,920   Monsanto Co.                                               2,350,585
                                                                      ----------
            COMPUTER PERIPHERALS (0.0%)
   20,100   Seagate Technology Inc. (Escrow) (a)*                              0
                                                                      ----------
            COMPUTER PROCESSING
            HARDWARE (3.9%)
   14,616   Apple Computer, Inc.*                                        834,866
   47,019   Dell Inc.*                                                 1,147,734
                                                                      ----------
                                                                       1,982,600
                                                                      ----------
            CONSTRUCTION MATERIALS (1.4%)
   12,854   Cemex S.A. de C.V. - CPO (ADR) (Mexico)*                     732,292
                                                                      ----------
            DATA PROCESSING SERVICES (4.4%)
   33,800   First Data Corp.                                           1,522,352
   18,750   Paychex, Inc.                                                730,875
                                                                      ----------
                                                                       2,253,227
                                                                      ----------
            DISCOUNT STORES (8.0%)
   28,050   Costco Wholesale Corp.                                    $1,602,496
   16,100   Sears Holdings Corp.*                                      2,492,924
                                                                       4,095,420
            FINANCIAL
            CONGLOMERATES (7.8%)
   27,517   American Express Co.                                       1,464,455
   62,550   Brookfield Asset Management Inc. (Class A) (Canada)        2,540,781
                                                                      ----------
                                                                       4,005,236
                                                                      ----------
            FINANCIAL PUBLISHING/
            SERVICES (3.9%)
   14,329   McGraw-Hill Companies, Inc. (The)                            719,746
   23,445   Moody's Corp.                                              1,276,815
                                                                      ----------
                                                                       1,996,561
                                                                      ----------
            HOME BUILDING (2.3%)
   41,300   Pulte Homes, Inc.                                          1,189,027
                                                                      ----------
            HOTELS/RESORTS/
            CRUISELINES (1.5%)
   20,364   Marriott International, Inc. (Class A)                       776,276
                                                                      ----------
            INTERNET RETAIL (2.8%)
   37,400   Amazon.com, Inc.*                                          1,446,632
                                                                      ----------
            INTERNET SOFTWARE/
            SERVICES (11.6%)
   17,411   Akamai Technologies, Inc.*                                   630,104
    6,860   Google, Inc. (Class A)*                                    2,876,604
   73,340   Yahoo!, Inc.*                                              2,420,220
                                                                      ----------
                                                                       5,926,928
                                                                      ----------
            INVESTMENT BANKS/
            BROKERS (1.7%)
    1,800   Chicago Mercantile Exchange Holdings, Inc.                   884,070
                                                                      ----------
            MANAGED HEALTH CARE (2.0%)
   23,100   UnitedHealth Group Inc.                                    1,034,418
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS


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

NUMBER OF
 SHARES                                                                VALUE
-------------------------------------------------------------------------------
            MEDICAL SPECIALTIES (1.3%)
   16,100   Dade Behring Holdings, Inc.                             $   670,404
                                                                    -----------
            MISCELLANEOUS COMMERCIAL
            SERVICES (4.0%)
   12,796   Corporate Executive Board Co. (The)                       1,282,159
   20,366   Iron Mountain Inc.*                                         761,281
                                                                    -----------
                                                                      2,043,440
                                                                    -----------
            OIL & GAS PRODUCTION (4.8%)
   40,940   Ultra Petroleum Corp. (Canada)*                           2,426,514
                                                                    -----------
            OTHER CONSUMER
            SERVICES (7.0%)
   20,300   Apollo Group, Inc. (Class A)*                             1,048,901
   85,836   eBay Inc.*                                                2,514,136
                                                                    -----------
                                                                      3,563,037
                                                                    -----------
            PERSONNEL SERVICES (1.6%)
   18,534   Monster Worldwide Inc.*                                     790,660
                                                                    -----------
            PROPERTY - CASUALTY
            INSURERS (2.9%)
      477   Berkshire Hathaway Inc. (Class B)*                        1,451,511
                                                                    -----------
            RECREATIONAL PRODUCTS (2.1%)
   25,100   Electronic Arts Inc.*                                     1,080,304
                                                                    -----------
            SPECIALTY
            TELECOMMUNICATIONS (1.6%)
   23,631   Crown Castle International Corp.*                           816,215
                                                                    -----------
            TOBACCO (2.0%)
   13,987   Altria Group, Inc.                                        1,027,065
                                                                    -----------
            WIRELESS
            TELECOMMUNICATIONS (3.0%)
   46,300   America Movil S.A. de C.V. (Series L) (ADR) (Mexico)      1,539,938
                                                                    -----------
            TOTAL COMMON STOCKS
               (COST $44,940,405)                                    51,009,375
                                                                    -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                               VALUE
--------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (0.5%)
            REPURCHASE AGREEMENT
     $282   Joint repurchase agreement
            account 5.215% due
            07/03/06 (dated 06/30/06;
            proceeds $282,123) (b)
               (COST $282,000)                                      $   282,000
                                                                    -----------
TOTAL INVESTMENTS
   (COST $45,222,405) (c)                                   100.3%   51,291,375
LIABILITIES IN EXCESS OF OTHER ASSETS                        (0.3)     (169,577)
                                                            -----   -----------
NET ASSETS                                                  100.0%  $51,121,798
                                                            =====   ===========

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(a) A SECURITY WITH TOTAL MARKET VALUE EQUAL TO $0 HAS BEEN VALUED AT ITS FAIR VALUE AS DETERMINED IN GOOD FAITH UNDER PROCEDURES ESTABLISHED BY AND UNDER THE GENERAL SUPERVISION OF THE FUND'S TRUSTEES.

(b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $9,218,001 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,149,031, RESULTING IN NET UNREALIZED APPRECIATION OF $6,068,970.

                       SEE NOTES TO FINANCIAL STATEMENTS


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Growth
SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Internet Software/Services                              $ 5,926,928      11.6%
Discount Stores                                           4,095,420       8.0
Financial Conglomerates                                   4,005,236       7.8
Other Consumer Services                                   3,563,037       7.0
Oil & Gas Production                                      2,426,514       4.8
Chemicals: Agricultural                                   2,350,585       4.6
Air Freight/Couriers                                      2,257,712       4.4
Data Processing Services                                  2,253,227       4.4
Miscellaneous Commercial Services                         2,043,440       4.0
Financial Publishing/Services                             1,996,561       3.9
Computer Processing Hardware                              1,982,600       3.9
Wireless Telecommunications                               1,539,938       3.0
Property - Casualty Insurers                              1,451,511       2.9
Internet Retail                                           1,446,632       2.8
Home Building                                             1,189,027       2.3
Recreational Products                                   $ 1,080,304       2.1%
Managed Health Care                                       1,034,418       2.0
Tobacco                                                   1,027,065       2.0
Broadcasting                                              1,011,844       2.0
Biotechnology                                             1,010,966       2.0
Apparel/Footwear                                          1,006,733       2.0
Investment Banks/Brokers                                    884,070       1.7
Casino/Gaming                                               857,444       1.7
Specialty Telecommunications                                816,215       1.6
Personnel Services                                          790,660       1.6
Advertising/Marketing Services                              782,316       1.5
Hotels/Resorts/Cruiselines                                  776,276       1.5
Construction Materials                                      732,292       1.4
Medical Specialties                                         670,404       1.3
Repurchase Agreement                                        282,000       0.5
Computer Peripherals                                              0       0.0
                                                        -----------     -----
                                                        $51,291,375     100.3%
                                                        ===========     =====

                        SEE NOTES TO FINANCIAL STATEMENTS


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PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (97.8%)
            ADVERTISING/MARKETING SERVICES (2.0%)
   60,726   Getty Images, Inc.*                                      $ 3,856,708
                                                                     -----------
            Air FreIGHT/COURIERS (6.2%)
   99,143   C.H. Robinson Worldwide, Inc.                              5,284,322
  120,000   Expeditors International of Washington, Inc.               6,721,200
                                                                     -----------
                                                                      12,005,522
                                                                     -----------
            BIOTECHNOLOGY (1.9%)
   45,503   Genentech, Inc.*                                           3,722,145
                                                                     -----------
            BROADCASTING (2.4%)
  239,714   Grupo Televisa S.A. - CPO (ADR) (Mexico)                   4,628,877
                                                                     -----------
            CHEMICALS: AGRICULTURAL (4.8%)
  108,800   Monsanto Co.                                               9,159,872
                                                                     -----------
            COMPUTER PROCESSING HARDWARE (4.4%)
   75,740   Apple Computer, Inc.*                                      4,326,269
  171,214   Dell Inc.*                                                 4,179,334
                                                                     -----------
                                                                       8,505,603
                                                                     -----------
            DATA PROCESSING SERVICES (3.8%)
  160,571   First Data Corp.                                           7,232,118
                                                                     -----------
            DISCOUNT STORES (8.8%)
  119,714   Costco Wholesale Corp.                                     6,839,261
   65,143   Sears Holdings Corp.*                                     10,086,742
                                                                     -----------
                                                                      16,926,003
                                                                     -----------
            FINANCIAL CONGLOMERATES (9.2%)
  135,360   American Express Co.                                       7,203,859
  259,714   Brookfield Asset Management Inc. (Class A) (Canada)       10,549,583
                                                                     -----------
                                                                      17,753,442
                                                                     -----------
            FINANCIAL PUBLISHING/SERVICES (3.5%)
  124,419   Moody's Corp.                                              6,775,859
                                                                     -----------
            HOME BUILDING (2.6%)
  175,429   Pulte Homes, Inc.                                        $ 5,050,601
                                                                     -----------
            INTERNET RETAIL (2.9%)
  146,857   Amazon.com, Inc.*                                          5,680,429
                                                                     -----------
            INTERNET SOFTWARE/SERVICES (10.6%)
   25,597   Google, Inc. (Class A)*                                   10,733,590
  294,114   Yahoo!, Inc.*                                              9,705,762
                                                                     -----------
                                                                      20,439,352
                                                                     -----------
            INVESTMENT BANKS/BROKERS (2.1%)
    8,011   Chicago Mercantile Exchange Holdings, Inc.                 3,934,603
                                                                     -----------
            MANAGED HEALTH CARE (1.9%)
   82,571   UnitedHealth Group Inc.                                    3,697,529
                                                                     -----------
            MISCELLANEOUS COMMERCIAL SERVICES (2.6%)
   50,286   Corporate Executive Board Co. (The)                        5,038,657
                                                                     -----------
            OIL & GAS PRODUCTION (7.3%)
  237,829   Ultra Petroleum Corp. (Canada)*                           14,096,125
                                                                     -----------
            OTHER CONSUMER SERVICES (6.9%)
   81,300   Apollo Group, Inc. (Class A)*                              4,200,771
  313,729   eBay, Inc.*                                                9,189,122
                                                                     -----------
                                                                      13,389,893
                                                                     -----------
            PERSONNEL SERVICES (2.0%)
   90,980   Monster Worldwide, Inc.*                                   3,881,207
                                                                     -----------
            PROPERTY - CASUALTY INSURERS (3.2%)
    2,051   Berkshire Hathaway, Inc. (Class B)*                        6,241,193
                                                                     -----------
            RECREATIONAL PRODUCTS (2.8%)
  126,000   Electronic Arts, Inc.*                                     5,423,040
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
-------------------------------------------------------------------------------
            SPECIALTY TELECOMMUNICATIONS (2.1%)
  113,534   Crown Castle International Corp.*                      $  3,921,464
                                                                   ------------
            WIRELESS TELECOMMUNICATIONS (3.8%)
  222,286   America Movil S.A. de C.V.
            (Series L) (ADR) (Mexico)                                 7,393,232
                                                                   ------------
               TOTAL COMMON STOCKS
               (COST $177,205,469)                                  188,753,474
                                                                   ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (3.2%)
            REPURCHASE AGREEMENT
   $6,094   Joint repurchase agreement account 5.215%
            due 07/03/06 (dated 06/30/06; proceeds
            $6,096,648) (a) (COST $6,094,000)                         6,094,000
                                                                   ------------
TOTAL INVESTMENTS
   (COST $183,299,469) (b)                                 101.0%   194,847,474
LIABILITIES IN EXCESS OF OTHER ASSETS                       (1.0)    (1,918,123)
                                                           -----   ------------
NET ASSETS                                                 100.0%  $192,929,351
                                                           =====   ============

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $22,621,458 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $11,073,453, RESULTING IN NET UNREALIZED APPRECIATION OF $11,548,005.

                        SEE NOTES TO FINANCIAL STATEMENTS


                                       86

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Focus Growth
SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Internet Software/Services                             $ 20,439,352      10.6%
Financial Conglomerates                                  17,753,442       9.2
Discount Stores                                          16,926,003       8.8
Oil & Gas Production                                     14,096,125       7.3
Other Consumer Services                                  13,389,893       6.9
Air Freight/Couriers                                     12,005,522       6.2
Chemicals: Agricultural                                   9,159,872       4.8
Computer Processing Hardware                              8,505,603       4.4
Wireless Telecommunications                               7,393,232       3.8
Data Processing Services                                  7,232,118       3.8
Financial Publishing/ Services                            6,775,859       3.5
Property - Casualty Insurers                              6,241,193       3.2
Repurchase Agreement                                   $  6,094,000       3.2%
Internet Retail                                           5,680,429       2.9
Recreational Products                                     5,423,040       2.8
Home Building                                             5,050,601       2.6
Miscellaneous Commercial Services                         5,038,657       2.6
Broadcasting                                              4,628,877       2.4
Investment Banks/Brokers                                  3,934,603       2.1
Specialty Telecommunications                              3,921,464       2.1
Personnel Services                                        3,881,207       2.0
Advertising/Marketing Services                            3,856,708       2.0
Biotechnology                                             3,722,145       1.9
Managed Health Care                                       3,697,529       1.9
                                                       ------------     -----
                                                       $194,847,474     101.0%
                                                       ============     =====

                        SEE NOTES TO FINANCIAL STATEMENTS


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

Capital Opportunities
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (98.6%)
            ADVERTISING/MARKETING SERVICES (2.7%)
  15,915    Getty Images, Inc.*                                       $1,010,762
                                                                      ----------
            AIR FREIGHT/COURIERS (6.4%)
  20,580    C.H. Robinson Worldwide, Inc.                              1,096,914
  23,506    Expeditors International of Washington, Inc.               1,316,571
                                                                      ----------
                                                                       2,413,485
                                                                      ----------
            BROADCASTING (1.9%)
  36,621    Grupo Televisa S.A. - CPO (ADR) (Mexico)                     707,152
                                                                      ----------
            CASINO/GAMING (2.6%)
  14,321    Station Casinos, Inc.                                        974,974
                                                                      ----------
            CHEMICALS: AGRICULTURAL (4.4%)
  19,609    Monsanto Co.                                               1,650,882
                                                                      ----------
            DATA PROCESSING SERVICES (2.8%)
  23,485    First Data Corp.                                           1,057,764
                                                                      ----------
            DISCOUNT STORES (7.7%)
  20,856    Costco Wholesale Corp.                                     1,191,503
  10,987    Sears Holdings Corp.*                                      1,701,227
                                                                      ----------
                                                                       2,892,730
                                                                      ----------
            FINANCIAL CONGLOMERATES (7.5%)
  19,875    American Express Co.                                       1,057,748
  43,677    Brookfield Asset Mangemnet Inc. (Class A) (Canada)         1,774,160
                                                                      ----------
                                                                       2,831,908
                                                                      ----------
            FINANCIAL PUBLISHING/SERVICES (2.5%)
  17,290    Moody's Corp.                                                941,613
                                                                      ----------
            HOME BUILDING (3.2%)
  16,156    Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*            530,078
   5,871    M.D.C. Holdings, Inc.                                        304,881
     754    NVR, Inc.*                                                   370,403
                                                                      ----------
                                                                       1,205,362
                                                                      ----------
            INTERNET RETAIL (2.3%)
  22,227    Amazon.com, Inc.*                                         $  859,740
                                                                      ----------
            INTERNET SOFTWARE/SERVICES (12.8%)
  25,151    Akamai Technologies, Inc.*                                   910,214
   5,053    Google, Inc. (Class A)*                                    2,118,874
  54,361    Yahoo!, Inc.*                                              1,793,913
                                                                      ----------
                                                                       4,823,001
                                                                      ----------
            INVESTMENT BANKS/BROKERS (2.7%)
  16,931    Greenhill & Co., Inc.                                      1,028,728
                                                                      ----------
            MEDICAL SPECIALTIES (2.3%)
  20,759    Dade Behring Holdings, Inc.                                  864,405
                                                                      ----------
            MISCELLANEOUS COMMERCIAL SERVICES (7.6%)
  19,789    Corporate Executive Board Co. (The)                        1,982,858
  24,260    Iron Mountain Inc.*                                          906,839
                                                                      ----------
                                                                       2,889,697
                                                                      ----------
            OIL & GAS PRODUCTION (8.0%)
  51,014    Ultra Petroleum Corp. (Canada)*                            3,023,600
                                                                      ----------
            OTHER CONSUMER SERVICES (6.7%)
  63,765    eBay, Inc.*                                                1,867,677
   6,731    Strayer Education, Inc.                                      653,715
                                                                      ----------
                                                                       2,521,392
                                                                      ----------
            PERSONNEL SERVICES (2.0%)
  17,881    Monster Worldwide, Inc.*                                     762,803
                                                                      ----------
            PROPERTY - CASUALTY INSURERS (2.8%)
     344    Berkshire Hathaway, Inc. (Class B)*                        1,046,792
                                                                      ----------
            RECREATIONAL PRODUCTS (2.0%)
  17,603    Electronic Arts, Inc.*                                       757,633
                                                                      ----------
            SERVICES TO THE HEALTH INDUSTRY (2.3%)
  13,342    Stericycle, Inc.*                                            868,564
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                               VALUE
-------------------------------------------------------------------------------
            SPECIALTY
            TELECOMMUNICATIONS (2.6%)
  28,111    Crown Castle International Corp.*                       $   970,954
                                                                    -----------
            WIRELESS
            TELECOMMUNICATIONS (2.8%)
  32,365    America Movil S.A. de C.V.
               (Series L) (ADR) (Mexico)                              1,076,459
                                                                    -----------
            TOTAL COMMON STOCKS
               (Cost $29,507,483)                                    37,180,400
                                                                    -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (2.1%)
            REPURCHASE AGREEMENT
   $802     Joint repurchase agreement
               account 5.215% due
               07/03/06 (dated 06/30/06;
               proceeds $802,349) (a)
               (COST $802,000)                                          802,000
                                                                    -----------
TOTAL INVESTMENTS
   (COST $30,309,483) (b)                                   100.7%   37,982,400
LIABILITIES IN EXCESS OF OTHER ASSETS                        (0.7)     (262,052)
                                                            -----   -----------
NET ASSETS                                                  100.0%  $37,720,348
                                                            =====   ===========

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $9,252,371 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,579,454, RESULTING IN NET UNREALIZED APPRECIATION OF $7,672,917.

SUMMARY OF INVESTMENTS

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Internet Software/Services                              $ 4,823,001      12.8%
Oil & Gas Production                                      3,023,600       8.0
Discount Stores                                           2,892,730       7.7
Miscellaneous Commercial Services                         2,889,697       7.6
Financial Conglomerates                                   2,831,908       7.5
Other Consumer Services                                   2,521,392       6.7
Air Freight/Couriers                                      2,413,485       6.4
Chemicals: Agricultural                                   1,650,882       4.4
Home Building                                             1,205,362       3.2
Data Processing Services                                  1,057,764       2.8
Wireless Telecommunications                               1,076,459       2.8
Property - Casualty Insurers                              1,046,792       2.8
Investment Banks/Brokers                                  1,028,728       2.7
Advertising/Marketing Services                            1,010,762       2.7
Casino/Gaming                                               974,974       2.6
Specialty Telecommunications                                970,954       2.6
Financial Publishing/Services                               941,613       2.5
Services to the Health Industry                             868,564       2.3
Medical Specialties                                         864,405       2.3
Internet Retail                                             859,740       2.3
Repurchase Agreement                                        802,000       2.1
Personnel Services                                          762,803       2.0
Recreational Products                                       757,633       2.0
Broadcasting                                                707,152       1.9
                                                        -----------     -----
                                                        $37,982,400     100.7%
                                                        ===========     =====

                        SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (97.7%)
            AUSTRALIA (3.7%)
            BEVERAGES: ALCOHOLIC
  404,900   McGuigan Simeon Wines Ltd.                                $  752,203
                                                                      ----------
            DATA PROCESSING SERVICES
  191,000   Computershare Ltd.                                         1,114,167
                                                                      ----------
            OTHER CONSUMER SERVICES
  146,000   A.B.C. Learning Centres Ltd.                                 694,353
                                                                      ----------
            TOTAL AUSTRALIA                                            2,560,723
                                                                      ----------
            BERMUDA (3.9%)
            INSURANCE BROKERS/SERVICES
   33,900   Willis Group Holdings Ltd.                                 1,088,190
                                                                      ----------
            MULTI-LINE INSURANCE
   37,700   Axis Capital Holdings Ltd.                                 1,078,597
                                                                      ----------
            SEMICONDUCTORS
   11,800   Marvell Technology Group, Ltd.                               523,094
                                                                      ----------
            TOTAL BERMUDA                                              2,689,881
                                                                      ----------
            BRITISH VIRGIN ISLANDS (1.5%)
            ELECTRONIC EQUIPMENT/INSTRUMENTS
   48,200   Nam Tai Electronics, Inc.                                  1,078,234
                                                                      ----------
            CANADA (2.1%)
            BIOTECHNOLOGY
   61,000   Angiotech Pharmaceuticals, Inc.                              716,750
                                                                      ----------
            FOOD: SPECIALTY/CANDY
   81,700   SunOpta Inc.                                                 758,176
                                                                      ----------
            TOTAL CANADA                                               1,474,926
                                                                      ----------
            DENMARK (1.7%)
            MAJOR BANKS
   30,700   Danske Bank A/S                                            1,168,321
                                                                      ----------
            GERMANY (6.2%)
            APPAREL/FOOTWEAR
   21,200   Adidas AG                                                  1,013,314
                                                                      ----------
            FINANCE/RENTAL/LEASING
   18,200   Grenkeleasing AG                                           1,210,162
                                                                      ----------
            FINANCIAL CONGLOMERATES
   22,200   Hypo Real Estate Holding AG                               $1,348,105
                                                                      ----------
            MEDICAL SPECIALTIES
    4,500   Fresenius AG                                                 744,012
                                                                      ----------
            TOTAL GERMANY                                              4,315,593
                                                                      ----------
            GREECE (1.2%)
            REGIONAL BANKS
   30,776   EFG Eurobank Ergasias                                        853,179
                                                                      ----------
            HONG KONG (5.5%)
            AGRICULTURAL COMMODITIES/MILLING
1,638,600   Global Bio-chem Technology Group Co., Ltd.                   696,199
                                                                      ----------
            APPAREL/FOOTWEAR RETAIL
  274,500   Esprit Holdings Ltd.                                       2,240,672
                                                                      ----------
            WHOLESALE DISTRIBUTORS
  448,800   Li & Fung Ltd.                                               907,192
                                                                      ----------
            TOTAL HONG KONG                                            3,844,063
                                                                      ----------
            ISRAEL (1.5%)
            PHARMACEUTICALS: OTHER
   33,700   Teva Pharmaceutical Industries Ltd. (ADR)                  1,064,583
                                                                      ----------
            ITALY (3.2%)
            MAJOR BANKS
  281,700   UniCredito Italiano SpA                                    2,204,484
                                                                      ----------
            JAPAN (3.6%)
            HOME BUILDING
   25,200   Daito Trust Construction Co., Ltd.                         1,396,207
                                                                      ----------
            INDUSTRIAL MACHINERY
   64,800   OSG Corp.                                                  1,091,231
                                                                      ----------
            TOTAL JAPAN                                                2,487,438
                                                                      ----------
            MEXICO (1.2%)
            BEVERAGES: NON-ALCOHOLIC
    9,900   Fomento Economico Mexicano, S.A. de C.V. (ADR) (Units)+      828,828
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            SINGAPORE (4.6%)
            AIRLINES
  159,100   Singapore Airlines Ltd.                                   $1,276,580
                                                                      ----------
            ELECTRONIC COMPONENTS
   65,860   Flextronics International Ltd.                               699,433
                                                                      ----------
            MARINE SHIPPING
1,521,000   Cosco Corp Ltd.                                            1,210,804
                                                                      ----------
            TOTAL SINGAPORE                                            3,186,817
                                                                      ----------
            SOUTH AFRICA (1.1%)
            PHARMACEUTICALS: GENERIC DRUGS
  156,500   Aspen Pharmacare
            Holdings Ltd.                                                794,472
                                                                      ----------
            SPAIN (9.0%)
            APPAREL/FOOTWEAR RETAIL
   25,200   Industria de Diseno Textil, S.A.                           1,062,722
                                                                      ----------
            BROADCASTING
   44,600   Antena 3 de Television S.A.                                1,018,556
   47,000   Gestevision Telecinco S.A.                                 1,126,854
                                                                      ----------
                                                                       2,145,410
                                                                      ----------
            MAJOR BANKS
   41,265   Banco Bilbao Vizcaya Argentaria, S.A.                        848,470
   77,700   Banco Santander Central Hispano S.A.                       1,134,634
                                                                      ----------
                                                                       1,983,104
                                                                      ----------
            MAJOR TELECOMMUNICATIONS
   63,928   Telefonica S.A.                                            1,064,316
                                                                      ----------
            TOTAL SPAIN                                                6,255,552
                                                                      ----------
            SWITZERLAND (2.0%)
            FINANCIAL CONGLOMERATES
   12,800   UBS AG (Registered Shares)                                 1,401,765
                                                                      ----------
            TAIWAN (1.7%)
            SEMICONDUCTORS
  126,483   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)        $1,161,112
                                                                      ----------
            UNITED KINGDOM (8.9%)
            BEVERAGES: ALCOHOLIC
   77,800   SABMiller PLC                                              1,401,385
                                                                      ----------
            INVESTMENT MANAGERS
   27,249   Man Group PLC                                              1,283,353
  451,000   RAB Capital PLC                                              696,080
                                                                      ----------
                                                                       1,979,433
                                                                      ----------
            MAJOR BANKS
   51,000   Standard Chartered PLC                                     1,244,343
                                                                      ----------
            PHARMACEUTICALS: OTHER
  105,500   Shire PLC                                                  1,538,599
                                                                      ----------
            TOTAL UNITED KINGDOM                                       6,163,760
                                                                      ----------
            UNITED STATES (35.1%)
            APPAREL/FOOTWEAR
   26,000   Under Armour, Inc. (Class A)                               1,108,120
                                                                      ----------
            BIOTECHNOLOGY
   21,600   Amgen Inc.                                                 1,408,968
   13,100   Genentech, Inc.                                            1,071,580
   11,915   Gilead Sciences, Inc.                                        704,891
                                                                      ----------
                                                                       3,185,439
                                                                      ----------
            BROADCASTING
   47,300   XM Satellite Radio Holdings Inc. (Class A)                   692,945
                                                                      ----------
            COMPUTER PROCESSING HARDWARE
   24,460   Apple Computer, Inc.                                       1,397,155
                                                                      ----------
            ELECTRIC UTILITIES
   20,100   Constellation Energy Group                                 1,095,852
                                                                      ----------
            ELECTRONIC COMPONENTS
   26,100   Amphenol Corp. (Class A)                                   1,460,556
                                                                      ----------
            FINANCIAL CONGLOMERATES
   15,000   Prudential Financial, Inc.                                 1,165,500
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS


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

NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
            FOOD: MAJOR DIVERSIFIED
   13,500   PepsiCo, Inc.                                            $   810,540
                                                                     -----------
            HOSPITAL/NURSING MANAGEMENT
   22,600   United Surgical Partners International, Inc.                 679,582
                                                                     -----------
            INVESTMENT BANKS/BROKERS
   10,500   Goldman Sachs Group, Inc. (The)                            1,579,515
   15,100   Merrill Lynch & Co., Inc.                                  1,050,356
                                                                     -----------
                                                                       2,629,871
                                                                     -----------
            INVESTMENT TRUSTS/MUTUAL FUNDS
   31,200   KKR Private Equity Investors LP (Units)+                     683,280
                                                                     -----------
            LIFE/HEALTH INSURANCE
   24,500   AFLAC, Inc.                                                1,135,575
                                                                     -----------
            MEDIA CONGLOMERATES
   94,100   News Corp. (Class A)                                       1,804,838
                                                                     -----------
            MEDICAL SPECIALTIES
   21,150   Bard (C.R.), Inc.                                          1,549,449
   15,805   Fisher Scientific International Inc.                       1,154,555
                                                                     -----------
                                                                       2,704,004
                                                                     -----------
            MEDICAL/NURSING SERVICES
   33,100   Matria Healthcare, Inc.                                      709,002
                                                                     -----------
            MISCELLANEOUS COMMERCIAL SERVICES
   27,200   FTI Consulting Inc.                                          728,144
                                                                     -----------
            MISCELLANEOUS MANUFACTURING
   19,100   Mine Safety Appliances Co.                                   767,820
                                                                     -----------
            SPECIALTY STORES
   32,200   Staples, Inc.                                                783,104
                                                                     -----------
            TELECOMMUNICATION EQUIPMENT
   37,580   Corning, Inc.                                                909,060
                                                                     -----------
            TOTAL UNITED STATES                                       24,450,387
                                                                     -----------
            TOTAL COMMON STOCKS
               (COST $62,824,646)                                     67,984,118
                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                               VALUE
--------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT(2.2%)
            REPURCHASE AGREEMENT
   $1,517   Joint repurchase agreement account 5.215% due
               07/03/06 (dated 06/30/06; proceeds $1,517,659)
               (a) (COST $1,517,000)                                 $ 1,517,000
                                                                     -----------
TOTAL INVESTMENTS
   (COST $64,341,646)(b)                                    99.9%     69,501,118
OTHER ASSETS IN EXCESS OF LIABILITIES                        0.1         105,971
                                                           -----     -----------
NET ASSETS                                                 100.0%    $69,607,089
                                                           =====     ===========

ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

+ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.

(a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $7,759,502 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,600,030, RESULTING IN NET UNREALIZED APPRECIATION OF $5,159,472.

                       SEE NOTES TO FINANCIAL STATEMENTS

Global Equity

SUMMARY OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

                                                                      PERCENT OF
INDUSTRY                                                    VALUE     NET ASSETS
--------------------------------------------------------------------------------
Major Banks                                             $ 6,600,252       9.5%
Financial Conglomerates                                   3,915,370       5.6
Biotechnology                                             3,902,189       5.6
Medical Specialties                                       3,448,016       5.0
Apparel/Footwear Retail                                   3,303,394       4.7
Broadcasting                                              2,838,355       4.1
Investment Banks/Brokers                                  2,629,871       3.8
Pharmaceuticals: Other                                    2,603,182       3.7
Electronic Components                                     2,159,989       3.1
Beverages: Alcoholic                                      2,153,588       3.1
Apparel/Footwear                                          2,121,434       3.1
Investment Managers                                       1,979,433       2.8
Media Conglomerates                                       1,804,838       2.6
Semiconductors                                            1,684,206       2.4
Repurchase Agreement                                      1,517,000       2.2
Computer Processing Hardware                              1,397,155       2.0
Home Building                                             1,396,207       2.0
Airlines                                                  1,276,580       1.8
Marine Shipping                                           1,210,804       1.7
Finance/Rental/Leasing                                    1,210,162       1.7
Life/Health Insurance                                     1,135,575       1.6
Data Processing Services                                  1,114,167       1.6
Electric Utilities                                        1,095,852       1.6
Industrial Machinery                                      1,091,231       1.6
Insurance Brokers/Services                                1,088,190       1.6
Multi-Line Insurance                                    $ 1,078,597       1.6%
Electronic Equipment/Instruments                          1,078,234       1.6
Major Telecommunications                                  1,064,316       1.5
Telecommunication Equipment                                 909,060       1.3
Wholesale Distributors                                      907,192       1.3
Regional Banks                                              853,179       1.2
Beverages: Non-Alcoholic                                    828,828       1.2
Food: Major Diversified                                     810,540       1.2
Pharmaceuticals: Generic Drugs                              794,472       1.1
Specialty Stores                                            783,104       1.1
Miscellaneous Manufacturing                                 767,820       1.1
Food: Specialty/Candy                                       758,176       1.1
Miscellaneous Commercial Services                           728,144       1.1
Medical/Nursing Services                                    709,002       1.0
Agricultural Commodities/Milling                            696,199       1.0
Other Consumer Services                                     694,353       1.0
Investment Trusts/Mutual Funds                              683,280       1.0
Hospital/Nursing Management                                 679,582       1.0
                                                        -----------      ----
                                                        $69,501,118      99.9%
                                                        ===========      ====

                        SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth

PORTFOLIO OF INVESTMENTS - JUNE 30, 2006 (UNAUDITED)

NUMBER OF
  SHARES                                                                 VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (98.9%)
            ADVERTISING/MARKETING
            SERVICES (4.1%)
   23,146   Getty Images, Inc.*                                       $1,470,002
   15,200   Lamar Advertising Co. (Class A)*                             818,672
                                                                      ----------
                                                                       2,288,674
                                                                      ----------
            AIR FREIGHT/COURIERS (6.9%)
   33,100   C.H. Robinson Worldwide, Inc.                              1,764,230
   38,000   Expeditors International of  Washington, Inc.              2,128,380
                                                                      ----------
                                                                       3,892,610
                                                                      ----------
            APPAREL/FOOTWEAR (2.0%)
   37,113   Coach, Inc.*                                               1,109,679
                                                                      ----------
            APPAREL/FOOTWEAR RETAIL (1.9%)
   19,700   Abercrombie & Fitch Co. (Class A)                          1,091,971
                                                                      ----------
            BIOTECHNOLOGY (2.9%)
   21,267   Gen-Probe Inc.*                                            1,147,993
   10,200   Techne Corp.*                                                519,384
                                                                      ----------
                                                                       1,667,377
                                                                      ----------
            BROADCASTING (2.0%)
   57,482   Grupo Televisa S.A. - CPO (ADR) (Mexico)                   1,109,977
                                                                      ----------
            CASINO/GAMING (5.7%)
   23,800   International Game Technology                                902,972
   21,875   Station Casinos, Inc.                                      1,489,250
   11,700   Wynn Resorts, Ltd.*                                          857,610
                                                                      ----------
                                                                       3,249,832
                                                                      ----------
            CONSTRUCTION MATERIALS (1.3%)
   15,100   Florida Rock Industries, Inc.                                750,017
                                                                      ----------
            ELECTRONIC PRODUCTION
            EQUIPMENT (1.0%)
   20,700   Tessera Technologies, Inc.*                                  569,250
                                                                      ----------
            FINANCIAL CONGLOMERATES (2.8%)
   29,668   Brookfield Asset Management  Inc. (Class A) (Canada)      $1,205,114
   12,200   Leucadia National Corp.                                      356,118
                                                                      ----------
                                                                       1,561,232
                                                                      ----------
            GAS DISTRIBUTORS (1.1%)
    7,500   Questar Corp.                                                603,675
                                                                      ----------
            HOME BUILDING (3.2%)
   23,050   Desarrolladora Homex S.A. de C.V. (ADR) (Mexico)*            756,271
    9,300   M.D.C. Holdings, Inc.                                        482,949
    1,151   NVR, Inc.*                                                   565,429
                                                                      ----------
                                                                       1,804,649
                                                                      ----------
            HOTELS/RESORTS/
            CRUISELINES (3.6%)
   16,910   Choice Hotels International, Inc.                          1,024,746
   58,134   Intercontinental Hotels (ADR) (United Kingdom)             1,023,167
                                                                      ----------
                                                                       2,047,913
                                                                      ----------
            INSURANCE BROKERS/
            SERVICES (2.8%)
   18,200   Brown & Brown, Inc.                                          531,804
   24,785   ChoicePoint, Inc.*                                         1,035,269
                                                                      ----------
                                                                       1,567,073
                                                                      ----------
            INTERNET RETAIL (2.9%)
   41,800   Amazon.com, Inc.*                                          1,616,824
                                                                      ----------
            INTERNET SOFTWARE/
            SERVICES (3.3%)
   36,949   Akamai Technologies, Inc.*                                 1,337,184
   24,275   Netease.com Inc. (ADR) (Cayman Islands)*                     542,061
                                                                      ----------
                                                                       1,879,245
                                                                      ----------
            INVESTMENT BANKS/
            BROKERS (1.7%)
    2,000   Chicago Mercantile Exchange  Holdings, Inc.                  982,300
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
            INVESTMENT MANAGERS (2.8%)
  39,381    Calamos Asset Management Inc. (Class A)                  $ 1,141,655
  25,800    Janus Capital Group, Inc.                                    461,820
                                                                     -----------
                                                                       1,603,475
                                                                     -----------
            MEDICAL SPECIALTIES (2.4%)
  32,000    Dade Behring Holdings, Inc.                                1,332,480
                                                                     -----------
            MISCELLANEOUS COMMERCIAL
            SERVICES (6.7%)
  23,625    Corporate Executive Board Co. (The)                        2,367,225
  37,955    Iron Mountain Inc.*                                        1,418,758
                                                                     -----------
                                                                       3,785,983
                                                                     -----------
            MISCELLANEOUS
            MANUFACTURING (1.8%)
  30,200    Pentair, Inc.                                              1,032,538
                                                                     -----------
            OIL & GAS PRODUCTION (7.6%)
  32,148    Southwestern Energy Co.*                                   1,001,732
  55,590    Ultra Petroleum Corp. (Canada)*                            3,294,819
                                                                     -----------
                                                                       4,296,551
                                                                     -----------
            OTHER CONSUMER
            SERVICES (5.2%)
  21,700    Apollo Group, Inc. (Class A)*                              1,121,239
  34,100    Expedia, Inc.*                                               510,477
  12,658    ITT Educational Services, Inc.*                              833,023
  11,600    Weight Watchers International, Inc.                          474,324
                                                                     -----------
                                                                       2,939,063
                                                                     -----------
            PACKAGED SOFTWARE (1.4%)
  34,600    Red Hat, Inc.*                                               809,640
                                                                     -----------
            PERSONNEL SERVICES (3.1%)
  40,859    Monster Worldwide Inc.*                                    1,743,045
                                                                     -----------
            PULP & PAPER (1.0%)
  19,833    MeadWestvaco Corp.                                           553,936
                                                                     -----------
            REAL ESTATE DEVELOPMENT (2.2%)
  32,925    CB Richard Ellis Group, Inc. (Class A)*                  $   819,832
   9,077    St. Joe Co. (The)                                            422,444
                                                                     -----------
                                                                       1,242,276
                                                                     -----------
            RECREATIONAL PRODUCTS (1.9%)
  93,388    Activision, Inc.*                                          1,062,755
                                                                     -----------
            RESTAURANTS (1.8%)
  17,600    Wendy's International, Inc.                                1,025,904
                                                                     -----------
            SERVICES TO THE HEALTH
            INDUSTRY (2.4%)
  20,682    Stericycle, Inc.*                                          1,346,398
                                                                     -----------
            SPECIALTY STORES (1.3%)
   8,609    AutoZone, Inc.*                                              759,314
                                                                     -----------
            SPECIALTY
            TELECOMMUNICATIONS (2.7%)
  43,782    Crown Castle International Corp.*                          1,512,230
                                                                     -----------
            TOBACCO (2.1%)
  23,180    Loews Corp.- Carolina Group                                1,190,757
                                                                     -----------
            WIRELESS
            TELECOMMUNICATIONS (3.3%)
  33,100    NII Holdings, Inc.*                                        1,866,178
                                                                     -----------
            TOTAL COMMON STOCKS
               (COST $46,095,824)                                     55,894,821
                                                                     -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                VALUE
-------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (1.1%)
            REPURCHASE AGREEMENT
   $649     Joint repurchase agreement
               account 5.215% due
               07/03/06 (dated 06/30/06;
               proceeds $649,282) (a)
               (COST $649,000)                                      $   649,000
                                                                    -----------
TOTAL INVESTMENTS
  (COST $46,744,824) (b)                                    100.0%   56,543,821
LIABILITIES IN EXCESS OF OTHER ASSETS                        (0.0)       (8,883)
                                                            -----   -----------
NET ASSETS                                                  100.0%  $56,534,938
                                                            =====   ===========

----------
ADR  AMERICAN DEPOSITARY RECEIPT.

*    NON-INCOME PRODUCING SECURITY.

(a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

(b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $12,515,655 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,716,658, RESULTING IN NET UNREALIZED APPRECIATION OF $9,798,997.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                      PERCENT OF
INDUSTRY                                                   VALUE      NET ASSETS
--------------------------------------------------------------------------------
Oil & Gas Production                                    $ 4,296,551       7.6%
Air Freight/Couriers                                      3,892,610       6.9
Miscellaneous Commercial Services                         3,785,983       6.7
Casino/Gaming                                             3,249,832       5.7
Other Consumer Services                                   2,939,063       5.2
Advertising/Marketing Services                            2,288,674       4.1
Hotels/Resorts/Cruiselines                                2,047,913       3.6
Internet Software/Services                                1,879,245       3.3
Wireless Telecommunications                               1,866,178       3.3
Home Building                                             1,804,649       3.2
Personnel Services                                        1,743,045       3.1
Biotechnology                                             1,667,377       2.9
Internet Retail                                           1,616,824       2.9
Investment Managers                                       1,603,475       2.8
Insurance Brokers/Services                                1,567,073       2.8
Financial Conglomerates                                   1,561,232       2.8
Specialty Telecommunications                              1,512,230       2.7
Services to the Health Industry                         $ 1,346,398       2.4%
Medical Specialties                                       1,332,480       2.4
Real Estate Development                                   1,242,276       2.2
Tobacco                                                   1,190,757       2.1
Broadcasting                                              1,109,977       2.0
Apparel/Footwear                                          1,109,679       2.0
Apparel/Footwear Retail                                   1,091,971       1.9
Recreational Products                                     1,062,755       1.9
Miscellaneous Manufacturing                               1,032,538       1.8
Restaurants                                               1,025,904       1.8
Investment Banks/Brokers                                    982,300       1.7
Packaged Software                                           809,640       1.4
Specialty Stores                                            759,314       1.3
Construction Materials                                      750,017       1.3
Repurchase Agreement                                        649,000       1.1
Gas Distributors                                            603,675       1.1
Electronic Production Equipment                             569,250       1.0
Pulp & Paper                                                553,936       1.0
                                                        -----------     -----
                                                        $56,543,821     100.0%
                                                        ===========     =====

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                             FLEXIBLE       BALANCED
                                                            MONEY MARKET      INCOME         GROWTH       UTILITIES
                                                            ------------   ------------   -----------   ------------
ASSETS:
Investments in securities, at value*                        $120,543,853   $ 56,140,984   $86,193,930   $ 68,876,301
Investment in affiliates**                                            --             --       612,504             --
Cash                                                               1,137             --            --            685
Receivable for:
   Investments sold                                                   --        220,581       198,220      1,067,173
   Interest                                                       24,562        672,562       278,455          6,786
   Dividends                                                          --            138        67,165        140,724
   Shares of beneficial interest sold                            113,018             --            --             --
   Foreign withholding taxes reclaimed                                --             --            --             --
   Variation margin                                                   --             --         5,875             --
Unrealized appreciation on open forward foreign currency
   contracts                                                          --          2,889            --             --
Prepaid expenses and other assets                                  2,610          3,828         2,420          2,152
                                                            ------------   ------------   -----------   ------------
      TOTAL ASSETS                                           120,685,180     57,040,982    87,358,569     70,093,821
                                                            ------------   ------------   -----------   ------------
LIABILITIES:
Payable for:
   Investments purchased                                              --        641,624     1,966,829        584,665
   Shares of beneficial interest redeemed                        385,235         19,311       166,185         44,570
   Investment advisory fee                                        43,763         14,853        36,270         32,381
   Variation margin                                                   --         84,247            --             --
   Distribution fee                                               13,796          5,132         5,737          3,209
   Administration fee                                              4,863          3,713         5,580          4,545
   Transfer agent fee                                                250            250           250            250
Payable to bank                                                       --          8,607            --             --
Unrealized depreciation on open forward foreign currency
   contracts                                                          --          1,622            --             --
Accrued expenses and other payables                               20,651        102,445        43,392         23,822
                                                            ------------   ------------   -----------   ------------
      TOTAL LIABILITIES                                          468,558        881,804     2,224,243        693,442
                                                            ------------   ------------   -----------   ------------
      NET ASSETS                                            $120,216,622   $ 56,159,178   $85,134,326   $ 69,400,379
                                                            ============   ============   ===========   ============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                             $120,216,582   $ 82,045,535   $73,272,611   $ 68,164,857
Accumulated undistributed net investment income (loss)                40       (306,402)     (176,647)        (6,878)
Accumulated net realized gain (loss)                                  --    (20,731,015)    3,208,564    (25,176,632)
Net unrealized appreciation (depreciation)                            --     (4,848,940)    8,829,798     26,419,032
                                                            ------------   ------------   -----------   ------------
      NET ASSETS                                            $120,216,622   $ 56,159,178   $85,134,326   $ 69,400,379
                                                            ============   ============   ===========   ============
      *COST                                                 $120,543,853   $ 60,970,447   $77,635,186   $ 42,457,268
                                                            ============   ============   ===========   ============
CLASS X SHARES:
Net Assets                                                  $ 50,936,666   $ 31,270,432   $56,634,292   $ 53,590,872
Shares Outstanding (unlimited authorized shares of $.01
   par value)                                                 50,936,664      4,393,471     3,519,663      2,425,331
      NET ASSET VALUE PER SHARE                             $       1.00   $       7.12   $     16.09   $      22.10
                                                            ============   ============   ===========   ============
CLASS Y SHARES:
Net Assets                                                  $ 69,279,956   $ 24,888,746   $28,500,034   $ 15,809,507
Shares Outstanding (unlimited authorized shares of $.01
   par value)                                                 69,279,918      3,507,236     1,775,279        715,978
      NET ASSET VALUE PER SHARE                             $       1.00   $       7.10   $     16.05   $      22.08
                                                            ============   ============   ===========   ============

----------
**   COST $338,480 AND $302,377, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                              EQUALLY-
                                                              DIVIDEND        WEIGHTED
                                                               GROWTH          S&P 500        GROWTH       FOCUS GROWTH
                                                            -------------   ------------   ------------   -------------
ASSETS:
Investments in securities, at value*                        $ 265,292,007   $212,343,762   $ 51,291,375   $ 194,847,474
Investment in affiliates**                                             --        864,700             --              --
Cash                                                                   72            833            399          22,619
Receivable for:
   Investments sold                                             3,466,007             --        132,099       1,449,185
   Interest                                                         1,271          1,013             --             883
   Dividends                                                      165,483        227,187         21,469          37,719
   Shares of beneficial interest sold                                  --             --             --              --
   Foreign withholding taxes reclaimed                             13,042             --             --              --
   Variation margin                                                    --          8,400             --              --
Unrealized appreciation on open forward foreign currency
   contracts                                                           --             --             --              --
Prepaid expenses and other assets                                  11,217          7,098          1,682           9,803
                                                            -------------   ------------   ------------   -------------
      TOTAL ASSETS                                            268,949,099    213,452,993     51,447,024     196,367,683
                                                            =============   ============   ============   =============
LIABILITIES:
Payable for:
   Investments purchased                                        3,524,617             --        251,797       2,985,131
   Shares of beneficial interest redeemed                         222,043         77,724         25,371         301,451
   Investment advisory fee                                        116,896         20,840         20,431          84,909
   Variation margin                                                    --             --             --              --
   Distribution fee                                                10,882         21,187          4,879           7,773
   Administration fee                                              17,374         13,893          3,269          12,464
   Transfer agent fee                                                 250            250            250             250
Payable to bank                                                        --             --             --              --
Unrealized depreciation on open forward foreign currency
   contracts                                                           --             --             --              --
Accrued expenses and other payables                                41,460         45,437         19,229          46,354
                                                            -------------   ------------   ------------   -------------
      TOTAL LIABILITIES                                         3,933,522        179,331        325,226       3,438,332
                                                            -------------   ------------   ------------   -------------
      NET ASSETS                                            $ 265,015,577   $213,273,662   $ 51,121,798   $ 192,929,351
                                                            =============   ============   ============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                             $ 332,056,525   $121,992,498   $ 76,956,581   $ 399,346,321
Accumulated undistributed net investment income (loss)                638      1,385,153        (23,885)       (189,033)
Accumulated net realized gain (loss)                         (109,870,083)     8,759,859    (31,879,868)   (217,776,090)
Net unrealized appreciation (depreciation)                     42,828,497     81,136,152      6,068,970      11,548,153
                                                            -------------   ------------   ------------   -------------
      NET ASSETS                                            $ 265,015,577   $213,273,662   $ 51,121,798   $ 192,929,351
                                                            =============   ============   ============   =============
      *COST                                                 $ 222,463,510   $131,886,989   $ 45,222,405   $ 183,299,469
                                                            =============   ============   ============   =============
CLASS X SHARES:
Net Assets                                                  $ 211,626,206   $108,249,232   $ 26,481,170   $ 154,411,046
Shares Outstanding (unlimited authorized shares of $.01
   par value)                                                  12,956,487      4,337,719      1,560,176       9,380,471
      NET ASSET VALUE PER SHARE                             $       16.33   $      24.96   $      16.97   $       16.46
                                                            =============   ============   ============   =============
CLASS Y SHARES:
Net Assets                                                  $  53,389,371   $105,024,430   $ 24,640,628   $  38,518,305
Shares Outstanding (unlimited authorized shares of $.01
   par value)                                                   3,273,439      4,246,748      1,468,165       2,354,779
      NET ASSET VALUE PER SHARE                             $       16.31   $      24.73   $      16.78   $       16.36
                                                            =============   ============   ============   =============


                                                                CAPITAL        GLOBAL      DEVELOPING
                                                            OPPORTUNITIES      EQUITY        GROWTH
                                                            -------------   -----------   ------------
ASSETS:
Investments in securities, at value*                        $ 37,982,400    $69,501,118   $ 56,543,821
Investment in affiliates**                                            --             --             --
Cash                                                                 146             --            928
Receivable for:
   Investments sold                                              205,090             --        269,936
   Interest                                                          116            220             94
   Dividends                                                       4,165        152,223         33,537
   Shares of beneficial interest sold                              2,341         18,930          2,779
   Foreign withholding taxes reclaimed                                --         24,476             --
   Variation margin                                                   --             --             --
Unrealized appreciation on open forward foreign currency
   contracts                                                          --             --             --
Prepaid expenses and other assets                                  1,865          4,880          1,971
                                                            ------------    -----------   ------------
      TOTAL ASSETS                                            38,196,123     69,701,847     56,853,066
                                                            ============    ===========   ============
LIABILITIES:
Payable for:
   Investments purchased                                         419,054             --        227,834
   Shares of beneficial interest redeemed                         13,487          6,537         42,022
   Investment advisory fee                                        20,361         43,760         19,123
   Variation margin                                                   --             --             --
   Distribution fee                                                3,281          1,957          2,284
   Administration fee                                              2,431          4,547          3,642
   Transfer agent fee                                                250            250            250
Payable to bank                                                       --          9,560             --
Unrealized depreciation on open forward foreign currency
   contracts                                                          --             --             --
Accrued expenses and other payables                               16,911         28,147         22,973
                                                            ------------    -----------   ------------
      TOTAL LIABILITIES                                          475,775         94,758        318,128
                                                            ------------    -----------   ------------
      NET ASSETS                                            $ 37,720,348    $69,607,089   $ 56,534,938
                                                            ============    ===========   ============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                             $112,519,749    $56,858,208   $ 73,304,315
Accumulated undistributed net investment income (loss)           (80,927)       239,877        188,174
Accumulated net realized gain (loss)                         (82,391,391)     7,349,065    (26,756,548)
Net unrealized appreciation (depreciation)                     7,672,917      5,159,939      9,798,997
                                                            ------------    -----------   ------------
      NET ASSETS                                            $ 37,720,348    $69,607,089   $ 56,534,938
                                                            ============    ===========   ============
      *COST                                                 $ 30,309,483    $64,341,646   $ 46,744,824
                                                            ============    ===========   ============
CLASS X SHARES:
Net Assets                                                  $ 21,392,475    $59,916,789   $ 45,116,604
Shares Outstanding (unlimited authorized shares of $.01
   par value)                                                  1,783,259      3,665,454      1,822,900
      NET ASSET VALUE PER SHARE                             $      12.00    $     16.35   $      24.75
                                                            ============    ===========   ============
CLASS Y SHARES:
Net Assets                                                  $ 16,327,873    $ 9,690,300   $ 11,418,334
Shares Outstanding (unlimited authorized shares of $.01
   par value)                                                  1,381,531        596,568        468,342
      NET ASSET VALUE PER SHARE                             $      11.82    $     16.24   $      24.38
                                                            ============    ===========   ============

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)


                                                MONEY       FLEXIBLE      BALANCED
                                               MARKET        INCOME        GROWTH      UTILITIES
                                             ----------   -----------   -----------   -----------
INVESTMENT INCOME:
INCOME
Interest                                     $2,213,370   $ 1,638,679   $   703,348   $    52,308
Interest and dividends from affiliates               --           534         6,090            --
Dividends                                            --           143       705,815*      984,143*
                                             ----------   -----------   -----------   -----------
   TOTAL INCOME                               2,213,370     1,639,356     1,415,253     1,036,451
                                             ----------   -----------   -----------   -----------
EXPENSES
Investment advisory fee                         207,729        93,832       230,934       206,604
Administration fee                               23,081        23,458        35,528        28,997
Distribution fee (Class Y shares)                52,148        31,516        34,911        20,060
Professional fees                                10,937        17,180        12,475        10,931
Custodian fees                                    7,086        16,959        18,440         4,972
Shareholder reports and notices                   7,620         5,005         9,660        11,764
Trustees' fees and expenses                         523           342           555           460
Transfer agent fees and expenses                    250           250           250           250
Other                                             5,260         7,589         8,524         4,664
                                             ----------   -----------   -----------   -----------
   TOTAL EXPENSES                               314,634       196,131       351,277       288,702
                                             ----------   -----------   -----------   -----------
   NET INVESTMENT INCOME (LOSS)               1,898,736     1,443,225     1,063,976       747,749
                                             ----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                          --       (10,800)    4,219,297     3,564,549
Futures contracts                                    --       142,026       (18,205)           --
Foreign exchange transactions                        --      (171,153)           --            --
                                             ----------   -----------   -----------   -----------
      NET REALIZED GAIN (LOSS)                       --       (39,927)    4,201,092     3,564,549
                                             ----------   -----------   -----------   -----------
NET CHANGE IN UNREALIZED APPRECIATION/
   DEPRECIATION ON:
Investments                                          --    (1,015,605)   (3,544,144)   (1,290,549)
Future contracts                                     --        (5,944)       21,602            --
Translation of forward foreign currency
   contracts, other assets and liabilities
   denominated in foreign currencies                 --          (363)           --            --
                                             ----------   -----------   -----------   -----------
   NET DEPRECIATION                                  --    (1,021,912)   (3,522,542)   (1,290,549)
                                             ----------   -----------   -----------   -----------
   NET GAIN (LOSS)                                   --    (1,061,839)      678,550     2,274,000
                                             ----------   -----------   -----------   -----------
NET INCREASE (DECREASE)                      $1,898,736   $   381,386   $ 1,742,526   $ 3,021,749
                                             ==========   ===========   ===========   ===========

----------
*    NET OF FOREIGN WITHHOLDING TAX OF $33,985, $3,441, $50,994, $33,985,
     $4,892, $8,601, $1,680, $68,648, AND $1,405, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                              EQUALLY-
                                               DIVIDEND       WEIGHTED                      FOCUS
                                                GROWTH        S&P 500        GROWTH        GROWTH
                                             ------------   -----------   -----------   ------------
INVESTMENT INCOME:
INCOME
Interest                                     $    196,010   $    65,590   $    18,033   $    135,709
Interest and dividends from affiliates                 --         8,090            --         13,280
Dividends                                       2,841,702*    1,706,535*      163,819*       446,132*
                                             ------------   -----------   -----------   ------------
   TOTAL INCOME                                 3,037,712     1,780,215       181,852        595,121
                                             ------------   -----------   -----------   ------------
EXPENSES
Investment advisory fee                           757,751       132,933       130,230        576,952
Administration fee                                114,816        88,622        20,837         84,690
Distribution fee (Class Y shares)                  68,944       131,179        29,004         51,043
Professional fees                                  12,238        11,039        10,764         13,677
Custodian fees                                     11,468        19,965         4,885          8,194
Shareholder reports and notices                    24,084        16,420         7,352         39,978
Trustees' fees and expenses                         1,891         1,368           320          1,395
Transfer agent fees and expenses                      250           250           250            250
Other                                              10,436        19,482         2,038          7,645
                                             ------------   -----------   -----------   ------------
   TOTAL EXPENSES                               1,001,878       421,258       205,680        783,824
                                             ------------   -----------   -----------   ------------
   NET INVESTMENT INCOME (LOSS)                 2,035,834     1,358,957       (23,828)      (188,703)
                                             ------------   -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                    28,318,371     9,226,559     1,772,923     33,027,494
Futures contracts                                      --        49,790            --             --
Foreign exchange transactions                      (5,820)           --            --         17,934
                                             ------------   -----------   -----------   ------------
      NET REALIZED GAIN (LOSS)                 28,312,551     9,276,349     1,772,923     33,045,428
                                             ------------   -----------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION/
   DEPRECIATION ON:
Investments                                   (30,090,051)   (1,983,405)   (3,386,466)   (41,748,581)
Future contracts                                       --       134,202            --             --
Translation of forward foreign currency
   contracts, other assets and liabilities
   denominated in foreign currencies                   --            --            --           (861)
                                             ------------   -----------   -----------   ------------
   NET DEPRECIATION                           (30,090,051)   (1,849,203)   (3,386,466)   (41,749,442)
                                             ------------   -----------   -----------   ------------
   NET GAIN (LOSS)                             (1,777,500)    7,427,146    (1,613,543)    (8,704,014)
                                             ------------   -----------   -----------   ------------
NET INCREASE (DECREASE)                      $    258,334   $ 8,786,103   $(1,637,371)  $ (8,892,717)
                                             ============   ===========   ===========   ============


                                                CAPITAL         GLOBAL      DEVELOPING
                                             OPPORTUNITIES      EQUITY        GROWTH
                                             -------------   -----------   -----------
INVESTMENT INCOME:
INCOME
Interest                                      $    18,145    $    17,688   $    16,812
Interest and dividends from affiliates                 --             --            --
Dividends                                          93,154*       688,361*      367,744*
                                              -----------    -----------   -----------
   TOTAL INCOME                                   111,299        706,049       384,556
                                              -----------    -----------   -----------
EXPENSES
Investment advisory fee                           133,487        332,349       126,490
Administration fee                                 15,939         29,641        24,093
Distribution fee (Class Y shares)                  20,772         12,023        14,273
Professional fees                                   9,353         12,822        11,437
Custodian fees                                      3,811          8,619         7,185
Shareholder reports and notices                     5,712         12,073         8,720
Trustees' fees and expenses                           245            449           370
Transfer agent fees and expenses                      250            250           250
Other                                               2,610          6,396         3,491
                                              -----------    -----------   -----------
   TOTAL EXPENSES                                 192,179        414,622       196,309
                                              -----------    -----------   -----------
   NET INVESTMENT INCOME (LOSS)                   (80,880)       291,427       188,247
                                              -----------    -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                     2,596,919      7,314,201     3,670,421
Futures contracts                                      --             --            --
Foreign exchange transactions                          --         34,876            --
                                              -----------    -----------   -----------
      NET REALIZED GAIN (LOSS)                  2,596,919      7,349,077     3,670,421
                                              -----------    -----------   -----------
NET CHANGE IN UNREALIZED APPRECIATION/
   DEPRECIATION ON:
Investments                                    (1,574,766)    (3,199,203)   (1,282,633)
Future contracts                                       --             --            --
Translation of forward foreign currency
   contracts, other assets and liabilities
   denominated in foreign currencies                   --         (2,778)           --
                                              -----------    -----------   -----------
   NET DEPRECIATION                            (1,574,766)    (3,201,981)   (1,282,633)
                                              -----------    -----------   -----------
   NET GAIN (LOSS)                              1,022,153      4,147,096     2,387,788
                                              -----------    -----------   -----------
NET INCREASE (DECREASE)                       $   941,273    $ 4,438,523   $ 2,576,035
                                              ===========    ===========   ===========

----------
*    NET OF FOREIGN WITHHOLDING TAX OF $33,985, $3,441, $50,994, $33,985,
     $4,892, $8,601, $1,680, $68,648, AND $1,405, RESPECTIVELY.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  MONEY MARKET                      FLEXIBLE INCOME
                                       ---------------------------------   ---------------------------------
                                        FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                        MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                       JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                       -------------   -----------------   -------------   -----------------
                                        (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                  $  1,898,736      $  2,423,482       $ 1,443,225       $ 3,287,640
Net realized gain (loss)                         --                --           (39,927)          146,613
Net change in unrealized
   appreciation/depreciation                     --                --        (1,021,912)       (1,654,643)
                                       ------------      ------------       -----------       -----------
   NET INCREASE                           1,898,736         2,423,482           381,386         1,779,610
                                       ------------      ------------       -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income
   Class X shares                        (1,062,284)       (1,554,481)       (1,283,828)       (2,853,279)
   Class Y shares                          (836,468)         (868,981)         (946,372)       (1,823,025)
Net realized gain
   Class X shares                                --                --                --                --
   Class Y shares                                --                --                --                --
                                       ------------      ------------       -----------       -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS     (1,898,752)       (2,423,462)       (2,230,200)       (4,676,304)
                                       ------------      ------------       -----------       -----------
Net increase (decrease) from
   transactions in shares of
   beneficial interest                   31,177,028       (12,373,297)       (3,371,608)       (6,308,765)
                                       ------------      ------------       -----------       -----------
   TOTAL INCREASE (DECREASE)             31,177,012       (12,373,277)       (5,220,422)       (9,205,459)

NET ASSETS:
Beginning of period                      89,039,610       101,412,887        61,379,600        70,585,059
                                       ------------      ------------       -----------       -----------
END OF PERIOD                          $120,216,622      $ 89,039,610       $56,159,178       $61,379,600
                                       ============      ============       ===========       ===========
ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS)            $         40      $         56       $  (306,402)      $   480,573
                                       ============      ============       ===========       ===========

                        SEE NOTES TO FINANCIAL STATEMENTS


                                       102


                                                BALANCED GROWTH                        UTILITIES
                                       ---------------------------------   ---------------------------------
                                        FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                        MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                       JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                       -------------   -----------------   -------------   -----------------
                                        (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                   $ 1,063,976      $  1,921,217       $   747,749      $  1,627,272
Net realized gain (loss)                  4,201,092         9,685,731         3,564,549        10,568,009
Net change in unrealized
   appreciation/depreciation             (3,522,542)       (4,242,486)       (1,290,549)         (315,935)
                                        -----------      ------------       -----------      ------------
   NET INCREASE                           1,742,526         7,364,462         3,021,749        11,879,346
                                        -----------      ------------       -----------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income
   Class X shares                          (794,360)       (1,507,473)         (612,284)       (1,313,166)
   Class Y shares                          (346,334)         (532,905)         (158,587)         (304,838)
Net realized gain
   Class X shares                        (2,930,307)               --                --                --
   Class Y shares                        (1,471,942)               --                --                --
                                        -----------      ------------       -----------      ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS     (5,542,943)       (2,040,378)         (770,871)       (1,618,004)
                                        -----------      ------------       -----------      ------------
Net increase (decrease) from
   transactions in shares of
   beneficial interest                   (3,698,628)      (15,515,138)       (8,940,181)      (12,874,305)
                                        -----------      ------------       -----------      ------------
   TOTAL INCREASE (DECREASE)             (7,499,045)      (10,191,054)       (6,689,303)       (2,612,963)

NET ASSETS:
Beginning of period                      92,633,371       102,824,425        76,089,682        78,702,645
                                        -----------      ------------       -----------      ------------
END OF PERIOD                           $85,134,326      $ 92,633,371       $69,400,379      $ 76,089,682
                                        ===========      ============       ===========      ============
ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS)             $  (176,647)     $    (99,929)      $    (6,878)     $     16,244
                                        ===========      ============       ===========      ============

                                                DIVIDEND GROWTH                 EQUALLY-WEIGHTED S&P 500
                                       ---------------------------------   ---------------------------------
                                        FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                        MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                       JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                       -------------   -----------------   -------------   -----------------
                                        (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                  $  2,035,834      $  3,958,751      $  1,358,957      $  2,611,872
Net realized gain (loss)                 28,312,551        29,123,199         9,276,349        11,527,484
Net change in unrealized
   appreciation/depreciation            (30,090,051)      (16,681,483)       (1,849,203)        2,122,380
                                       ------------      ------------      ------------      ------------
   NET INCREASE                             258,334        16,400,467         8,786,103        16,261,736
                                       ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income
   Class X shares                        (1,695,227)       (3,377,533)       (1,392,883)       (1,219,310)
   Class Y shares                          (348,255)         (572,922)       (1,139,754)         (707,827)
Net realized gain
   Class X shares                                --                --        (5,833,944)       (1,943,393)
   Class Y shares                                --                --        (5,717,915)       (1,375,977)
                                       ------------      ------------      ------------      ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS     (2,043,482)       (3,950,455)      (14,084,496)       (5,246,507)
                                       ------------      ------------      ------------      ------------
Net increase (decrease) from
   transactions in shares of
   beneficial interest                  (38,777,016)      (73,279,335)       (2,700,879)      (12,961,790)
                                       ------------      ------------      ------------      ------------
   TOTAL INCREASE (DECREASE)            (40,562,164)      (60,829,323)       (7,999,272)       (1,946,561)

NET ASSETS:
Beginning of period                     305,577,741       366,407,064       221,272,934       223,219,495
                                       ------------      ------------      ------------      ------------
END OF PERIOD                          $265,015,577      $305,577,741      $213,273,662      $221,272,934
                                       ============      ============      ============      ============
ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS)            $        638      $      8,286      $  1,385,153      $  2,558,833
                                       ============      ============      ============      ============

                                                          GROWTH                           FOCUS GROWTH
                                            ---------------------------------   ---------------------------------
                                             FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                             MONTHS ENDED          ENDED         MONTHS ENDED         ENDED
                                            JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                            -------------   -----------------   -------------   -----------------
                                             (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                 $   (23,828)      $   (15,139)      $   (188,703)     $     52,595
Net realized gain                              1,772,923         2,602,183         33,045,428        10,800,250
Net change in unrealized
   appreciation/depreciation                  (3,386,466)        4,489,067        (41,749,442)       18,446,646
                                             -----------       -----------       ------------      ------------
   NET INCREASE (DECREASE)                    (1,637,371)        7,076,111         (8,892,717)       29,299,491
                                             -----------       -----------       ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income
   Class X shares                                     --          (113,999)           (35,137)       (1,350,337)
   Class Y shares                                     --           (39,568)                --          (182,664)
Net realized gain
   Class X shares                                     --                --                 --                --
   Class Y shares                                     --                --                 --                --
                                             -----------       -----------       ------------      ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                  --          (153,567)           (35,137)       (1,533,001)
                                             -----------       -----------       ------------      ------------
Net increase (decrease) from transactions
   in shares of beneficial interest             (112,980)          977,238        (27,681,904)      (54,233,048)
                                             -----------       -----------       ------------      ------------
   TOTAL INCREASE (DECREASE)                  (1,750,351)        7,899,782        (36,609,758)      (26,466,558)
NET ASSETS:
Beginning of period                           52,872,149        44,972,367        229,539,109       256,005,667
                                             -----------       -----------       ------------      ------------
END OF PERIOD                                $51,121,798       $52,872,149       $192,929,351      $229,539,109
                                             ===========       ===========       ============      ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS)                             $   (23,885)      $       (57)      $   (189,033)     $     34,807
                                             ===========       ===========       ============      ============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                  CAPITAL OPPORTUNITIES                   GLOBAL EQUITY
                                            ---------------------------------   ---------------------------------
                                             FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                             MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                            JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                            -------------   -----------------   -------------   -----------------
                                             (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                 $   (80,880)      $  (155,320)      $    291,427      $    603,656
Net realized gain                              2,596,919         5,418,673          7,349,077         8,080,636
Net change in unrealized
   appreciation/depreciation                  (1,574,766)        2,192,107         (3,201,981)       (1,352,882)
                                             -----------       -----------       ------------      ------------
   NET INCREASE (DECREASE)                       941,273         7,455,460          4,438,523         7,331,410
                                             -----------       -----------       ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income
   Class X shares                                     --                --           (460,965)         (450,564)
   Class Y shares                                     --                --            (53,742)          (38,510)
Net realized gain
   Class X shares                                     --                --         (4,401,631)               --
   Class Y shares                                     --                --           (716,087)               --
                                             -----------       -----------       ------------      ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                  --                --         (5,632,425)         (489,074)
                                             -----------       -----------       ------------      ------------
Net increase (decrease) from transactions
   in shares of beneficial interest           (3,204,914)       (6,859,148)        (2,551,365)      (15,179,555)
                                             -----------       -----------       ------------      ------------
   TOTAL INCREASE (DECREASE)                  (2,263,641)          596,312         (3,745,267)       (8,337,219)
NET ASSETS:
Beginning of period                           39,983,989        39,387,677         73,352,356        81,689,575
                                             -----------       -----------       ------------      ------------
END OF PERIOD                                $37,720,348       $39,983,989       $ 69,607,089      $ 73,352,356
                                             ===========       ===========       ============      ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS)                             $   (80,927)      $       (47)      $    239,877      $    463,157
                                             ===========       ===========       ============      ============

                                                    DEVELOPING GROWTH
                                            ---------------------------------
                                             FOR THE SIX       FOR THE YEAR
                                             MONTHS ENDED          ENDED
                                            JUNE 30, 2006   DECEMBER 31, 2005
                                            -------------   -----------------
                                             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                 $   188,247       $   (113,555)
Net realized gain                              3,670,421          9,390,269
Net change in unrealized
   appreciation/depreciation                  (1,282,633)           483,072
                                             -----------       ------------
   NET INCREASE (DECREASE)                     2,576,035          9,759,786
                                             -----------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income
   Class X shares                                     --                 --
   Class Y shares                                     --                 --
Net realized gain
   Class X shares                                     --                 --
   Class Y shares                                     --                 --
                                             -----------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                  --                 --
                                             -----------       ------------
Net increase (decrease) from transactions
   in shares of beneficial interest           (5,861,512)       (11,241,461)
                                             -----------       ------------
   TOTAL INCREASE (DECREASE)                  (3,285,477)        (1,481,675)
NET ASSETS:
Beginning of period                           59,820,415         61,302,090
                                             -----------       ------------
END OF PERIOD                                $56,534,938       $ 59,820,415
                                             ===========       ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS)                             $   188,174       $        (73)
                                             ===========       ============

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                          MONEY MARKET                     FLEXIBLE INCOME
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED        ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                            18,259,767        25,422,553            72,010           143,276
Reinvestment of dividends and distributions      1,062,284         1,554,481           177,638           384,390
Redeemed                                       (20,415,255)      (42,891,928)         (722,874)       (1,349,263)
                                              ------------      ------------       -----------      ------------
NET DECREASE - CLASS X                          (1,093,204)      (15,914,894)         (473,226)         (821,597)
                                              ============      ============       ===========      ============
AMOUNT
Sold                                          $ 18,259,767      $ 25,422,553       $   524,577      $  1,070,048
Reinvestment of dividends and distributions      1,062,284         1,554,481         1,283,828         2,853,279
Redeemed                                       (20,415,255)      (42,891,928)       (5,248,390)      (10,076,678)
                                              ------------      ------------       -----------      ------------
NET DECREASE - CLASS X                        $ (1,093,204)     $(15,914,894)      $(3,439,985)     $ (6,153,351)
                                              ============      ============       ===========      ============
CLASS Y SHARES
SHARES
Sold                                            49,827,216        30,390,244           624,105           617,267
Reinvestment of dividends and distributions        836,468           868,981           131,350           246,385
Redeemed                                       (18,393,452)      (27,717,628)         (746,013)         (883,707)
                                              ------------      ------------       -----------      ------------
NET INCREASE (DECREASE) - CLASS Y               32,270,232         3,541,597             9,442           (20,055)
                                              ============      ============       ===========      ============
AMOUNT
Sold                                          $ 49,827,216      $ 30,390,244       $ 4,514,734      $  4,596,574
Reinvestment of dividends and distributions        836,468           868,981           946,372         1,823,025
Redeemed                                       (18,393,452)      (27,717,628)       (5,392,729)       (6,575,013)
                                              ------------      ------------       -----------      ------------
NET INCREASE (DECREASE) - CLASS Y             $ 32,270,232      $  3,541,597       $    68,377      $   (155,414)
                                              ============      ============       ===========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       BALANCED GROWTH                        UTILITIES
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                35,836           153,509            18,300           109,433
Reinvestment of dividends and distributions        230,133            92,265            28,095            62,808
Redeemed                                          (577,496)       (1,148,143)         (412,087)         (731,587)
                                               -----------      ------------       -----------      ------------
NET DECREASE - CLASS X                            (311,527)         (902,369)         (365,692)         (559,346)
                                               ===========      ============       ===========      ============
AMOUNT
Sold                                           $   612,220      $  2,504,210       $   403,450      $  2,198,991
Reinvestment of dividends and distributions      3,724,667         1,507,473           612,284         1,313,166
Redeemed                                        (9,876,140)      (18,690,123)       (9,011,587)      (14,922,675)
                                               -----------      ------------       -----------      ------------
NET DECREASE - CLASS X                         $(5,539,253)     $(14,678,440)      $(7,995,853)     $(11,410,518)
                                               ===========      ============       ===========      ============
CLASS Y SHARES
SHARES
Sold                                               102,255           159,591            19,075            86,563
Reinvestment of dividends and distributions        112,730            32,645             7,283            14,571
Redeemed                                          (100,622)         (246,766)          (69,824)         (173,814)
                                               -----------      ------------       -----------      ------------
NET INCREASE (DECREASE) - CLASS Y                  114,363           (54,530)          (43,466)          (72,680)
                                               ===========      ============       ===========      ============
AMOUNT
Sold                                           $ 1,740,867      $  2,614,737       $   416,919      $  1,755,196
Reinvestment of dividends and distributions      1,818,276           532,905           158,587           304,838
Redeemed                                        (1,718,518)       (3,984,340)       (1,519,834)       (3,523,821)
                                               -----------      ------------       -----------      ------------
NET INCREASE (DECREASE) - CLASS Y              $ 1,840,625      $   (836,698)      $  (944,328)     $ (1,463,787)
                                               ===========      ============       ===========      ============

                                                       DIVIDEND GROWTH                EQUALLY-WEIGHTED S&P 500
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                72,707           290,573            74,550           258,801
Reinvestment of dividends and distributions        102,511           212,823           289,536           132,054
Redeemed                                        (2,360,145)       (4,781,282)         (697,501)       (1,539,510)
                                              ------------      ------------      ------------      ------------
NET DECREASE - CLASS X                          (2,184,927)       (4,277,886)         (333,415)       (1,148,655)
                                              ============      ============      ============      ============
AMOUNT
Sold                                          $  1,216,737      $  4,570,165      $  1,998,044      $  6,289,680
Reinvestment of dividends and distributions      1,695,227         3,377,533         7,226,827         3,162,703
Redeemed                                       (39,467,844)      (75,728,076)      (18,733,706)      (37,656,881)
                                              ------------      ------------      ------------      ------------
NET DECREASE - CLASS X                        $(36,555,880)     $(67,780,378)     $ (9,508,835)     $(28,204,498)
                                              ============      ============      ============      ============
CLASS Y SHARES
SHARES
Sold                                                76,041           266,223           400,263         1,133,459
Reinvestment of dividends and distributions         21,104            36,130           277,302            87,702
Redeemed                                          (230,695)         (651,676)         (401,463)         (586,503)
                                              ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) - CLASS Y                 (133,550)         (349,323)          276,102           634,658
                                              ============      ============      ============      ============
AMOUNT
Sold                                          $  1,271,978      $  4,212,365      $ 10,682,395      $ 27,352,074
Reinvestment of dividends and distributions        348,247           572,922         6,857,669         2,083,804
Redeemed                                        (3,841,361)      (10,284,244)      (10,732,108)      (14,193,170)
                                              ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) - CLASS Y             $ (2,221,136)     $ (5,498,957)     $  6,807,956      $ 15,242,708
                                              ============      ============      ============      ============


Morgan Stanley Select Dimensions Investment Series

                                                            GROWTH                           FOCUS GROWTH
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                38,353            45,621             64,162          160,189
Reinvestment of dividends and distributions             --             7,520              2,135           91,054
Redeemed                                          (256,223)         (512,566)        (1,540,040)      (3,450,991)
                                               -----------       -----------       ------------     ------------
NET DECREASE - CLASS X                            (217,870)         (459,425)        (1,473,743)      (3,199,748)
                                               ===========       ===========       ============     ============
AMOUNT
Sold                                           $   670,852       $   701,221       $  1,099,729     $  2,445,263
Reinvestment of dividends and distributions             --           113,999             35,137        1,350,336
Redeemed                                        (4,465,719)       (7,862,509)       (26,235,244)     (52,562,192)
                                               -----------       -----------       ------------     ------------
NET DECREASE - CLASS X                         $(3,794,867)      $(7,047,289)      $(25,100,378)    $(48,766,593)
                                               ===========       ===========       ============     ============

CLASS Y SHARES
SHARES
Sold                                               314,548           751,355             52,704          106,325
Reinvestment of dividends and distributions             --             2,633                 --           12,367
Redeemed                                          (101,126)         (224,282)          (206,467)        (484,568)
                                               -----------       -----------       ------------     ------------
NET INCREASE (DECREASE) - CLASS Y                  213,422           529,706           (153,763)        (365,876)
                                               ===========       ===========       ============     ============
AMOUNT
Sold                                           $ 5,438,308       $11,461,513       $    897,353     $  1,644,441
Reinvestment of dividends and distributions             --            39,568                 --          182,665
Redeemed                                        (1,756,421)       (3,476,554)        (3,478,879)      (7,293,561)
                                               -----------       -----------       ------------     ------------
NET INCREASE (DECREASE) - CLASS Y              $ 3,681,887       $ 8,024,527       $ (2,581,526)    $ (5,466,455)
                                               ===========       ===========       ============     ============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                    CAPITAL OPPORTUNITIES                   GLOBAL EQUITY
                                              ---------------------------------   ---------------------------------
                                               FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005   JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------   -------------   -----------------
                                               (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                65,009           118,513            47,725            96,667
Reinvestment of dividends and distributions             --                --           297,407            29,839
Redeemed                                          (338,175)         (721,670)         (512,710)       (1,086,697)
                                               -----------       -----------       -----------      ------------
NET DECREASE - CLASS X                            (273,166)         (603,157)         (167,578)         (960,191)
                                               ===========       ===========       ===========      ============
AMOUNT
Sold                                           $   790,173       $ 1,200,955       $   864,441      $  1,498,231
Reinvestment of dividends and distributions             --                --         4,862,596           450,564
Redeemed                                        (4,085,737)       (7,112,174)       (9,256,676)      (16,883,416)
                                               -----------       -----------       -----------      ------------
NET DECREASE - CLASS X                         $(3,295,564)      $(5,911,219)      $(3,529,639)     $(14,934,621)
                                               ===========       ===========       ===========      ============

CLASS Y SHARES
SHARES
Sold                                               144,737           155,416            40,805            53,393
Reinvestment of dividends and distributions             --                --            47,403             2,566
Redeemed                                          (139,138)         (259,330)          (29,599)          (70,931)
                                               -----------       -----------       -----------      ------------
NET INCREASE (DECREASE) - CLASS Y                    5,599          (103,914)           58,609           (14,972)
                                               ===========       ===========       ===========      ============
AMOUNT
Sold                                           $ 1,748,260       $ 1,600,462       $   737,708      $    812,220
Reinvestment of dividends and distributions             --                --           769,829            38,510
Redeemed                                        (1,657,610)       (2,548,391)         (529,263)       (1,095,664)
                                               -----------       -----------       -----------      ------------
NET INCREASE (DECREASE) - CLASS Y              $    90,650       $  (947,929)      $   978,274      $   (244,934)
                                               ===========       ===========       ===========      ============

                                                      DEVELOPING GROWTH
                                              ---------------------------------
                                               FOR THE SIX       FOR THE YEAR
                                               MONTHS ENDED         ENDED
                                              JUNE 30, 2006   DECEMBER 31, 2005
                                              -------------   -----------------
                                               (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                27,772            66,506
Reinvestment of dividends and distributions             --                --
Redeemed                                          (272,310)         (615,572)
                                               -----------      ------------
NET DECREASE - CLASS X                            (244,538)         (549,066)
                                               ===========      ============
AMOUNT
Sold                                           $   697,043      $  1,391,587
Reinvestment of dividends and distributions             --                --
Redeemed                                        (6,858,568)      (12,779,261)
                                               -----------      ------------
NET DECREASE - CLASS X                         $(6,161,525)     $(11,387,674)
                                               ===========      ============

CLASS Y SHARES
SHARES
Sold                                                48,227            68,441
Reinvestment of dividends and distributions             --                --
Redeemed                                           (36,769)          (63,548)
                                               -----------      ------------
NET INCREASE (DECREASE) - CLASS Y                   11,458             4,893
                                               ===========      ============
AMOUNT
Sold                                           $ 1,210,092      $  1,442,286
Reinvestment of dividends and distributions             --                --
Redeemed                                          (910,079)       (1,296,073)
                                               -----------      ------------
NET INCREASE (DECREASE) - CLASS Y              $   300,013      $    146,213
                                               ===========      ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified, open-end management investment company. The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

       PORTFOLIO                           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      Money Market        Seeks high current income, preservation of capital and
                          liquidity.

    Flexible Income       Seeks, as a primary objective, to earn a high level of
                          current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

    Balanced Growth       Seeks to provide capital growth with reasonable
                          current income.

       Utilities          Seeks both capital appreciation and current income.

    Dividend Growth       Seeks to provide reasonable current income and
                          long-term growth of income and capital.

    Equally-Weighted      Seeks to achieve a high level of total return on its
        S&P 500           assets through a combination of capital appreciation
                          and current income.

         Growth           Seeks long-term growth of capital.

 Focus Growth (formerly   Seeks long-term capital growth consistent with an
American Opportunities)   effort to reduce volatility.

 Capital Opportunities    Seeks long-term capital growth.

     Global Equity        Seeks to obtain total return on its assets primarily
                          through long-term capital growth and to a lesser extent from income.

   Developing Growth      Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: Portfolio securities are valued at amortized cost which approximates market value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (7) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (9) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. OPTION -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transation, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

G. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

H. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

J. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

K. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market -- 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Flexible Income -- 0.32%.

Balanced Growth -- 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Utilities -- 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Dividend Growth -- 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Equally-Weighted S&P 500 -- 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Growth -- 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.35% to the portion of the daily net assets in excess of $3 billion.

Focus Growth -- 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Capital Opportunities -- 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Global Equity -- 0.77%. (Prior to June 1, 2006, 0.92%)

Developing Growth -- 0.42% to the portion of the daily net assets not exceeding $500 million and 0.395% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 2006 were as follows:

                              U.S. GOVERNMENT SECURITIES                    OTHER
                           --------------------------------   ---------------------------------
                                         SALES/PREPAYMENTS/                  SALES/PREPAYMENTS/
                            PURCHASES        MATURITIES         PURCHASES        MATURITIES
                           -----------   ------------------   ------------   ------------------
Money Market               $15,125,006       $12,615,248      $492,467,032      $464,522,180
Flexible Income              2,421,637         5,943,250        16,147,819        14,506,306
Balanced Growth             10,709,965        10,427,060         7,897,536        12,935,877
Utilities                           --            45,703         7,980,894        16,378,675
Dividend Growth                     --                --       133,869,746       169,398,306
Equally-Weighted S&P 500            --                --        18,028,544        33,957,175
Growth                              --                --        20,778,584        20,205,350
Focus Growth                        --                --       165,991,648       191,010,779
Capital Opportunities               --                --        14,130,046        17,067,695
Global Equity                       --                --        25,711,157        34,619,633
Developing Growth                   --                --        21,721,008        26,897,553

Equally-Weighted S&P 500 had transactions in Morgan Stanley common stock, an affiliate of the Investment Adviser, Administrator and Distributor:

                      NET REALIZED
PURCHASES    SALES        GAINS      INCOME     VALUE
---------   -------   ------------   ------   --------
 $34,884    $34,420      $4,115      $4,102   $450,498

The following Portfolios had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

                                                    NET REALIZED
                           PURCHASES       SALES        GAINS       INCOME     VALUE
                           ---------   ----------   ------------   -------   --------
Flexible Income                   --   $   45,534     $     52     $   534         --
Balanced Growth                   --       49,035        9,759       6,090   $612,504
Focus Growth                $213,299    2,668,083      161,292      13,280         --
Equally-Weighted S&P 500      31,806       48,716        9,604       3,988    414,202

The following Portfolios had transactions with other Morgan Stanley funds during the six months ended June 30, 2006:

                                                   NET REALIZED
                         PURCHASES      SALES     GAINS (LOSSES)
                        ----------   ----------   --------------
Utilities                       --   $  112,020      $ 36,856
Dividend Growth         $  202,933       69,356       (18,144)
Growth                      32,787      532,797*      173,426
Focus Growth             4,214,853    1,628,734       585,353
Global Equity               33,606           --            --
Capital Opportunities           --      646,370       188,460
Developing Growth          219,425      554,352*      135,968

----------
* INCLUDED IN THE AFOREMENTIONED, WERE OPEN TRADES WITH OTHER MORGAN STANLEY FUNDS IN THE AMOUNT OF $10,123 AND $11,134 WITH REALIZED GAINS OF $195 AND $215, RESPECTIVELY.

For the six months ended June 30, 2006, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

            DIVIDEND    FOCUS     GLOBAL      CAPITAL      DEVELOPING
UTILITIES    GROWTH     GROWTH    EQUITY   OPPORTUNITIES     GROWTH
---------   --------   -------   -------   -------------   ----------
 $14,623     $50,848   $44,415   $10,280        $253          $550
 =======     =======   =======   =======        ====          ====

For the six months ended June 30, 2006, Dividend Growth had open payables of $262,308 and Dividend Growth and Utilities had open receivables of $250,331 and $67,272, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risk may also arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts.

6. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2005, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

                                                      AMOUNTS IN THOUSANDS
AVAILABLE THROUGH       -------------------------------------------------------------------------------
DECEMBER 31,            2006   2007     2008      2009       2010      2011     2012    2013     TOTAL
---------------------   ----   ----   -------   --------   -------   -------   ------   ----   --------
Flexible Income         $153   $941   $ 1,681   $  2,688   $ 6,782   $ 6,161   $1,199   $582   $ 20,187
Utilities                 --     --        --      6,663    21,143        --       --     --     27,806
Dividend Growth           --     --    34,940     21,046    58,750    21,222       --     --    135,958
Growth                    --     --        --     13,972    16,400     3,145       60     --     33,577
Focus Growth              --     --        --    176,036    74,785        --       --     --    250,821
Capital Opportunities     --     --        --     27,418    57,567        --       --     --     84,985
Developing Growth         --     --        --     12,092    18,312        --       --     --     30,404

At December 31, 2005, the primary reason(s) for significant temporary book/tax differences were as follows:

                               TEMPORARY DIFFERENCES
                           -----------------------------
                                               LOSS
                           POST-OCTOBER   DEFERRALS FROM
                              LOSSES        WASH SALES
                           ------------   --------------
Flexible Income                  -               -
Balanced Growth                                  -
Utilities                                        -
Dividend Growth                                  -
Equally-Weighted S&P 500                         -
Growth                           -               -
Capital Opportunities                            -
Global Equity                    -
Developing Growth                                -

Additionally, the following Portfolios had other temporary differences: Flexible Income -- interest on bonds in default; Flexible Income and Balanced Growth -- capital loss deferrals on straddles; Flexible Income, Balanced Growth and Equally-Weighted S&P 500 -- capital gain/loss from the mark-to-market of futures contracts. Equally-Weighted S&P 500 -- tax adjustment on real estate investment trusts (REITs) held by the Portfolio and Flexible Income and Balanced Growth & Utilities -- to book amortization of premiums/discounts on debt securities.

7. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

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

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                  NET ASSET
  FOR THE YEAR      VALUE           NET         NET REALIZED    TOTAL FROM     DIVIDENDS
      ENDED       BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
   DECEMBER 31    OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
---------------   ---------   --------------   --------------   ----------   ------------
MONEY MARKET
CLASS X SHARES
2001                $ 1.00         $0.04               --         $ 0.04        $(0.04)
2002                  1.00          0.01               --           0.01         (0.01)
2003                  1.00          0.01               --           0.01         (0.01)
2004                  1.00          0.01               --           0.01         (0.01)
2005                  1.00          0.03               --           0.03         (0.03)
2006 (a)              1.00          0.02               --           0.02         (0.02)
CLASS Y SHARES
2001                  1.00          0.04               --           0.04         (0.04)
2002                  1.00          0.01               --           0.01         (0.01)
2003                  1.00          0.00               --           0.00         (0.00)
2004                  1.00          0.01               --           0.01         (0.01)
2005                  1.00          0.02               --           0.02         (0.02)
2006 (a)              1.00          0.02               --           0.02         (0.02)
FLEXIBLE INCOME
CLASS X SHARES
2001                  7.83          0.56           $(0.88)         (0.32)        (0.42)
2002                  6.99          0.51             0.08           0.59         (0.35)
2003                  7.23          0.34             0.62           0.96         (0.39)
2004                  7.80          0.38             0.14           0.52         (0.64)
2005                  7.68          0.38            (0.17)          0.21         (0.54)
2006 (a)              7.35          0.18            (0.13)          0.05         (0.28)
CLASS Y SHARES
2001                  7.81          0.52            (0.86)         (0.34)        (0.41)
2002                  6.97          0.48             0.10           0.58         (0.33)
2003                  7.22          0.32             0.61           0.93         (0.37)
2004                  7.78          0.36             0.13           0.49         (0.62)
2005                  7.65          0.36            (0.16)          0.20         (0.52)
2006 (a)              7.33          0.17            (0.13)          0.04         (0.27)
BALANCED GROWTH
CLASS X SHARES
2001                 14.90          0.44            (0.28)          0.16         (0.44)
2002                 14.62          0.36            (2.02)         (1.66)        (0.38)
2003                 12.58          0.27             2.19           2.46         (0.33)
2004                 14.71          0.31             1.28           1.59         (0.35)
2005                 15.95          0.34             0.95           1.29         (0.36)
2006 (a)             16.88          0.21             0.11           0.32         (1.11)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                       RATIOS TO AVERAGE
                                                                                          NET ASSETS**
                                      TOTAL       NET ASSET             NET ASSETS   ---------------------
  FOR THE YEAR    DISTRIBUTIONS     DIVIDENDS       VALUE                 END OF                    NET      PORTFOLIO
      ENDED             TO             AND          END OF     TOTAL      PERIOD                INVESTMENT    TURNOVER
   DECEMBER 31     SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+     (000'S)    EXPENSES     INCOME        RATE
---------------   -------------   -------------   ---------   -------   ----------   --------   ----------   ---------
MONEY MARKET
CLASS X SHARES
2001                    --           $(0.04)       $ 1.00      3.88%     $175,957     0.52%       3.63%        N/A
2002                    --            (0.01)         1.00      1.34       152,479     0.52        1.34         N/A
2003                    --            (0.01)         1.00      0.65        91,730     0.54        0.66         N/A
2004                    --            (0.01)         1.00      0.86        67,945     0.55        0.84         N/A
2005                    --            (0.03)         1.00      2.73        52,030     0.57        2.68         N/A
2006 (a)                --            (0.02)         1.00      2.11(1)     50,937     0.57(2)     4.22(2)      N/A
CLASS Y SHARES
2001                    --            (0.04)         1.00      3.62        31,189     0.77        3.38         N/A
2002                    --            (0.01)         1.00      1.09        41,006     0.77        1.09         N/A
2003                    --            (0.00)         1.00      0.40        39,183     0.79        0.41         N/A
2004                    --            (0.01)         1.00      0.61        33,468     0.80        0.59         N/A
2005                    --            (0.02)         1.00      2.48        37,010     0.82        2.43         N/A
2006 (a)                --            (0.02)         1.00      1.99(1)     69,280     0.82(2)     3.97(2)      N/A
FLEXIBLE INCOME
CLASS X SHARES
2001                $(0.10)++         (0.52)         6.99     (4.06)       56,745     0.49        7.48         114%
2002                    --            (0.35)         7.23      8.67        54,669     0.50        7.26         115
2003                    --            (0.39)         7.80     13.54        53,270     0.57        4.49         258
2004                    --            (0.64)         7.68      7.00        43,658     0.69        4.96         201
2005                    --            (0.54)         7.35      2.88        35,755     0.60        5.11          83
2006 (a)                --            (0.28)         7.12      0.67(1)     31,270     0.56(2)     5.03(2)       32(1)
CLASS Y SHARES
2001                 (0.09)++         (0.50)         6.97     (4.41)        3,859     0.74        7.23         114
2002                    --            (0.33)         7.22      8.59        14,626     0.75        7.01         115
2003                    --            (0.37)         7.78     13.15        20,955     0.82        4.24         258
2004                    --            (0.62)         7.65      6.61        26,927     0.94        4.71         201
2005                    --            (0.52)         7.33      2.62        25,624     0.85        4.86          83
2006 (a)                --            (0.27)         7.10      0.69(1)     24,889     0.81(2)     4.78(2)       32(1)
BALANCED GROWTH
CLASS X SHARES
2001                    --            (0.44)        14.62       1.21       116,002    0.64        2.95          71
2002                    --            (0.38)        12.58     (11.49)       84,846    0.66        2.58         161
2003                    --            (0.33)        14.71      19.84        84,151    0.68        2.01         124
2004                    --            (0.35)        15.95      10.93        75,517    0.69        2.04          62
2005                    --            (0.36)        16.88       8.21        64,663    0.70        2.07          55
2006 (a)                --            (1.11)        16.09       1.91(1)     56,634    0.71(2)     2.48(2)       21(1)

                  NET ASSET
  FOR THE YEAR      VALUE           NET         NET REALIZED    TOTAL FROM     DIVIDENDS
     ENDED        BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
  DECEMBER 31     OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
---------------   ---------   --------------   --------------   ----------   ------------
BALANCED GROWTH
CLASS Y SHARES
2001                $14.88         $0.39           $(0.27)        $ 0.12        $(0.41)
2002                 14.59          0.32            (2.01)         (1.69)        (0.34)
2003                 12.56          0.23             2.19           2.42         (0.30)
2004                 14.68          0.27             1.28           1.55         (0.31)
2005                 15.92          0.30             0.95           1.24         (0.32)
2006 (a)             16.84          0.19             0.11           0.30         (1.09)
UTILITIES
CLASS X SHARES
2001                 23.99          0.43            (6.45)         (6.02)        (0.45)
2002                 17.10          0.47            (3.93)         (3.46)        (0.48)
2003                 13.16          0.35             2.31           2.66         (0.36)
2004                 15.46          0.36             3.37           3.73         (0.37)
2005                 18.82          0.43             2.62           3.05         (0.44)
2006 (a)             21.43          0.23             0.68           0.91         (0.24)
CLASS Y SHARES
2001                 23.99          0.40            (6.48)         (6.08)        (0.40)
2002                 17.09          0.44            (3.93)         (3.49)        (0.45)
2003                 13.15          0.31             2.31           2.62         (0.32)
2004                 15.45          0.32             3.37           3.69         (0.33)
2005                 18.81          0.38             2.62           3.00         (0.39)
2006 (a)             21.42          0.20             0.68           0.88         (0.22)
DIVIDEND GROWTH
CLASS X SHARES
2001                 15.85          0.27            (1.13)         (0.86)        (0.28)
2002                 14.71          0.26            (2.88)         (2.62)        (0.26)
2003                 11.83          0.24             3.00           3.24         (0.24)
2004                 14.83          0.23             0.99           1.22         (0.24)
2005                 15.81          0.20             0.67           0.87         (0.20)
2006 (a)             16.48          0.12            (0.14)         (0.02)        (0.13)
CLASS Y SHARES
2001                 15.84          0.23            (1.13)         (0.90)        (0.25)
2002                 14.69          0.23            (2.88)         (2.65)        (0.23)
2003                 11.81          0.20             3.01           3.21         (0.21)
2004                 14.81          0.20             0.98           1.18         (0.20)
2005                 15.79          0.16             0.66           0.82         (0.16)
2006 (a)             16.45          0.10            (0.13)         (0.03)        (0.11)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                         RATIOS TO AVERAGE
                                                                                            NET ASSETS**
                                      TOTAL       NET ASSET               NET ASSETS   ---------------------
  FOR THE YEAR    DISTRIBUTIONS     DIVIDENDS       VALUE                   END OF                    NET      PORTFOLIO
     ENDED              TO             AND          END OF     TOTAL        PERIOD                INVESTMENT    TURNOVER
  DECEMBER 31      SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+       (000'S)    EXPENSES     INCOME        RATE
---------------   -------------   -------------   ---------   -------     ----------   --------   ----------   ---------
BALANCED GROWTH
CLASS Y SHARES
2001                    --            $(0.41)       $14.59      0.86%      $  8,463      0.89%       2.70%         71%
2002                    --             (0.34)        12.56    (11.66)        12,327      0.91        2.33         161
2003                    --             (0.30)        14.68     19.51         22,898      0.93        1.76         124
2004                    --             (0.31)        15.92     10.68         27,308      0.94        1.79          62
2005                    --             (0.32)        16.84      7.89         27,970      0.95        1.82          55
2006 (a)                --             (1.09)        16.05      1.79(1)      28,500      0.96(2)     2.23(2)       21(1)
UTILITIES
CLASS X SHARES
2001                $(0.42)            (0.87)        17.10    (25.51)       118,964      0.69        2.15          49
2002                    --             (0.48)        13.16    (20.37)        66,825      0.70        3.22          77
2003                    --             (0.36)        15.46     20.47         63,728      0.71        2.51          91
2004                    --             (0.37)        18.82     24.44         63,052      0.71        2.19          29
2005                    --             (0.44)        21.43     16.28         59,823      0.72        2.12          38
2006 (a)                --             (0.24)        22.10      4.29(1)      53,591      0.74(2)     2.12(2)       11(1)
CLASS Y SHARES
2001                 (0.42)            (0.82)        17.09    (25.69)        12,471      0.94        1.90          49
2002                    --             (0.45)        13.15    (20.58)        10,749      0.95        2.97          77
2003                    --             (0.32)        15.45     20.20         13,440      0.96        2.26          91
2004                    --             (0.33)        18.81     24.15         15,650      0.96        1.94          29
2005                    --             (0.39)        21.42     16.00         16,267      0.97        1.87          38
2006 (a)                --             (0.22)        22.08     4.11(1)       15,810      0.99(2)     1.87(2)       11(1)
DIVIDEND GROWTH
CLASS X SHARES
2001                    --             (0.28)        14.71     (5.45)       527,738      0.62        1.79          22
2002                    --             (0.26)        11.83    (17.92)       341,673      0.64        1.89          22
2003                    --             (0.24)        14.83     27.73        356,056      0.66        1.85          42
2004                    --             (0.24)        15.81     8.29         307,093      0.65        1.54          44
2005                    --             (0.20)        16.48     5.57         249,516      0.63        1.26          38
2006 (a)                --             (0.13)        16.33     (0.15)(1)    211,626      0.65(2)     1.47(2)       48(1)
CLASS Y SHARES
2001                    --             (0.25)        14.69      (5.71)       22,602      0.87        1.54          22
2002                    --             (0.23)        11.81     (18.15)       29,318      0.89        1.64          22
2003                    --             (0.21)        14.81      27.48        51,527      0.91        1.60          42
2004                    --             (0.20)        15.79       8.03        59,314      0.90        1.29          44
2005                    --             (0.16)        16.45       5.32        56,061      0.88        1.01          38
2006 (a)                --             (0.11)        16.31     (0.28)(1)     53,389      0.90(2)     1.22(2)       48(1)

                           NET ASSET
                             VALUE           NET         NET REALIZED    TOTAL FROM     DIVIDENDS
      FOR THE YEAR         BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
    ENDED DECEMBER 31      OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
------------------------   ---------   --------------   --------------   ----------   ------------
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2001                         $20.75        $ 0.22           $(0.56)        $(0.34)       $(0.19)
2002                          19.12          0.19            (3.22)         (3.03)        (0.21)
2003                          15.88          0.19             5.59           5.78         (0.21)
2004                          21.13          0.23             3.27           3.50         (0.18)
2005                          24.45          0.32             1.54           1.86         (0.23)
2006 (a)                      25.71          0.18             0.85           1.03         (0.34)
CLASS Y SHARES
2001                          20.72          0.16            (0.55)         (0.39)        (0.18)
2002                          19.05          0.16            (3.22)         (3.06)        (0.20)
2003                          15.79          0.15             5.56           5.71         (0.19)
2004                          20.99          0.18             3.23           3.41         (0.15)
2005                          24.25          0.26             1.53           1.79         (0.19)
2006 (a)                      25.48          0.14             0.84           0.98         (0.29)
GROWTH
CLASS X SHARES
2001                          19.42         (0.01)           (2.90)         (2.91)           --
2002                          15.48          0.01            (4.32)         (4.31)           --
2003                          11.17          0.03             2.97           3.00         (0.01)
2004                          14.16          0.05             1.03           1.08         (0.03)
2005                          15.21          0.01             2.35           2.36         (0.06)
2006 (a)                      17.51          0.00            (0.54)         (0.54)           --
CLASS Y SHARES
2001                          19.40         (0.05)           (2.90)         (2.95)           --
2002                          15.42         (0.02)           (4.30)         (4.32)           --
2003                          11.10         (0.01)            2.96           2.95            --
2004                          14.05          0.03             1.01           1.04         (0.01)
2005                          15.08         (0.03)            2.32           2.29         (0.04)
2006 (a)                      17.33         (0.02)           (0.53)         (0.55)           --
FOCUS GROWTH
CLASS X SHARES
2001                          28.57          0.09            (7.97)         (7.88)        (0.05)
2002                          14.99          0.04            (3.26)         (3.22)        (0.09)
2003                          11.68          0.04             2.36           2.40         (0.05)
2004                          14.03          0.08             1.08           1.16         (0.05)
2005                          15.14          0.01             2.15           2.16         (0.11)
2006 (a)                      17.19         (0.01)           (0.72)         (0.73)        (0.00)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                  RATIOS TO AVERAGE
                                                                                                    NET ASSETS**
                                                TOTAL      NET ASSET              NET ASSETS  ------------------------
                           DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF                    NET        PORTFOLIO
      FOR THE YEAR              TO              AND         END OF      TOTAL       PERIOD                INVESTMENT      TURNOVER
    ENDED DECEMBER 31       SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+      (000'S)   EXPENSES   INCOME (LOSS)      RATE
------------------------   -------------   -------------   ---------   -------    ---------   --------   -------------   ---------
EQUALLY-WEIGHTED S&P 500
CLASS X SHARES
2001                          $(1.10)         $(1.29)        $19.12     (1.83)%    $181,881    0.54%        1.12%            6%
2002                              --           (0.21)         15.88    (15.97)      121,065    0.54         1.09             8
2003                           (0.32)          (0.53)         21.13     37.14       143,019    0.55         1.11            24
2004                              --           (0.18)         24.45     16.65       142,320    0.50         1.07            20
2005                           (0.37)          (0.60)         25.71      7.81       120,117    0.27         1.30            17
2006 (a)                       (1.44)          (1.78)         24.96      4.02(1)    108,249    0.26(2)      1.35(2)          8(1)
CLASS Y SHARES
2001                           (1.10)          (1.28)         19.05     (2.04)       10,985    0.79         0.87             6
2002                              --           (0.20)         15.79    (16.21)       18,843    0.79         0.84             8
2003                           (0.32)          (0.51)         20.99     36.87        47,554    0.80         0.86            24
2004                              --           (0.15)         24.25     16.33        80,900    0.75         0.82            20
2005                           (0.37)          (0.56)         25.48      7.57       101,156    0.52         1.05            17
2006 (a)                       (1.44)          (1.73)         24.73      3.84(1)    105,024    0.51(2)      1.10(2)          8(1)
GROWTH
CLASS X SHARES
2001                           (1.03)          (1.03)         15.48    (15.23)       80,096    0.86        (0.04)           81
2002                              --              --          11.17    (27.84)       39,834    0.91         0.08           135
2003                              --           (0.01)         14.16     26.90        40,356    0.93         0.21           128
2004                              --           (0.03)         15.21      7.64        34,038    0.93         0.37           168
2005                              --           (0.06)         17.51     15.55        31,126    0.70         0.05            83
2006 (a)                          --              --          16.97     (3.08)(1)    26,481    0.68(2)      0.02(2)         39(1)
CLASS Y SHARES
2001                           (1.03)          (1.03)         15.42    (15.46)        4,383    1.11        (0.29)           81
2002                              --              --          11.10    (28.02)        3,520    1.16        (0.17)          135
2003                              --              --          14.05     26.58         6,850    1.18        (0.04)          128
2004                              --           (0.01)         15.08      7.38        10,934    1.18         0.12           168
2005                              --           (0.04)         17.33     15.21        21,746    0.95        (0.20)           83
2006 (a)                          --              --          16.78     (3.17)(1)    24,641    0.93(2)     (0.23)(2)        39(1)
FOCUS GROWTH
CLASS X SHARES
2001                           (5.65)          (5.70)         14.99    (29.47)      463,012    0.65         0.46           393
2002                              --           (0.09)         11.68    (21.56)      274,710    0.66         0.27           309
2003                              --           (0.05)         14.03     20.57       260,230    0.67         0.33           261
2004                              --           (0.05)         15.14      8.29       212,736    0.67         0.60           134
2005                              --           (0.11)         17.19     14.39       186,633    0.67         0.06            73
2006 (a)                          --           (0.00)         16.46     (4.22)(1)   154,411    0.69(2)     (0.13)(2)        80(1)

               NET ASSET
FOR THE YEAR     VALUE           NET         NET REALIZED    TOTAL FROM     DIVIDENDS
   ENDED       BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
DECEMBER 31    OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
------------   ---------   --------------   --------------   ----------   ------------
FOCUS GROWTH
CLASS Y SHARES
2001            $28.55         $ 0.03           $(7.95)        $(7.92)       $(0.05)
2002             14.93           0.01            (3.25)         (3.24)        (0.06)
2003             11.63           0.01             2.34           2.35         (0.02)
2004             13.96           0.05             1.06           1.11         (0.02)
2005             15.05          (0.03)            2.15           2.12         (0.07)
2006(a)          17.10          (0.03)           (0.71)         (0.74)           --
CAPITAL OPPORTUNITIES
CLASS X SHARES
2001             15.38          (0.07)           (5.52)         (5.59)           --
2002              9.79          (0.05)           (4.24)         (4.29)           --
2003              5.50          (0.04)            2.33           2.29            --
2004              7.79          (0.03)            1.79           1.76            --
2005              9.55          (0.03)            2.19           2.16            --
2006(a)          11.71          (0.02)            0.31           0.29            --
CLASS Y SHARES
2001             15.37          (0.09)           (5.53)         (5.62)           --
2002              9.75          (0.07)           (4.22)         (4.29)           --
2003              5.46          (0.05)            2.31           2.26            --
2004              7.72          (0.05)            1.78           1.73            --
2005              9.45          (0.06)            2.16           2.10            --
2006(a)          11.55          (0.03)            0.30           0.27            --
GLOBAL EQUITY
CLASS X SHARES
2001             17.26           0.04            (2.88)         (2.84)        (0.11)
2002             12.79           0.04            (2.26)         (2.22)        (0.01)
2003             10.56           0.04             3.62           3.66         (0.05)
2004             14.17           0.09             1.06           1.15         (0.03)
2005             15.29           0.13             1.49           1.62         (0.11)
2006(a)          16.80           0.07             0.93           1.00         (0.14)
CLASS Y SHARES
2001             17.24          (0.01)           (2.86)         (2.87)        (0.10)
2002             12.75           0.01            (2.26)         (2.25)          --
2003             10.50           0.01             3.60           3.61         (0.02)
2004             14.09           0.06             1.05           1.11         (0.01)
2005             15.19           0.09             1.47           1.56         (0.07)
2006(a)          16.68           0.05             0.92           0.97         (0.10)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                        RATIOS TO AVERAGE
                                                                                          NET ASSETS**
                                   TOTAL       NET ASSET               NET ASSETS   ------------------------
FOR THE YEAR   DISTRIBUTIONS     DIVIDENDS       VALUE                   END OF                     NET        PORTFOLIO
   ENDED             TO             AND          END OF     TOTAL        PERIOD                  INVESTMENT     TURNOVER
DECEMBER 31     SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+       (000'S)    EXPENSES   INCOME (LOSS)      RATE
------------   -------------   -------------   ---------   -------     ----------   --------   -------------   ---------
FOCUS GROWTH
CLASS Y SHARES
2001              $(5.65)         $(5.70)        $14.93    (29.67)%     $ 30,768      0.90%        0.21%         393%
2002                  --           (0.06)         11.63    (21.73)        30,035      0.91         0.02          309
2003                  --           (0.02)         13.96     20.25         46,126      0.92         0.08          261
2004                  --           (0.02)         15.05      7.96         43,269      0.92         0.35          134
2005                  --           (0.07)         17.10     14.16         42,906      0.92        (0.19)          73
2006(a)               --              --          16.36     (4.33)(1)     38,518      0.94(2)     (0.38)(2)       80(1)
CAPITAL OPPORTUNITIES
CLASS X SHARES
2001                  --              --           9.79    (36.39)        55,488      0.80        (0.63)          16
2002                  --              --           5.50    (43.82)        22,097      0.90        (0.71)         103
2003                  --              --           7.79     41.64         25,473      0.87        (0.57)         184
2004                  --              --           9.55     22.59         25,408      0.90        (0.32)         118
2005                  --              --          11.71     22.62         24,087      0.89        (0.33)          87
2006(a)               --              --          12.00       2.48(1)     21,392      0.86(2)     (0.30)(2)       36(1)
CLASS Y SHARES
2001                  --              --           9.75    (36.56)        11,410      1.05        (0.88)          16
2002                  --              --           5.46    (44.00)         6,537      1.15        (0.96)         103
2003                  --              --           7.72     41.39         11,302      1.12        (0.82)         184
2004                  --              --           9.45     22.41         13,980      1.15        (0.57)         118
2005                  --              --          11.55      22.22        15,897      1.14        (0.58)          87
2006(a)               --              --          11.82      2.34(1)      16,328      1.11(2)     (0.55)(2)       36(1)
GLOBAL EQUITY
CLASS X SHARES
2001               (1.52)          (1.63)         12.79    (17.22)       118,747      1.07         0.29           89
2002                  --           (0.01)         10.56    (17.37)        75,611      1.08         0.35           44
2003                  --           (0.05)         14.17     34.71         83,607      1.08         0.35           72
2004                  --           (0.03)         15.29      8.17         73,290      1.11         0.64           48
2005                  --           (0.11)         16.80     10.64         64,377      1.12         0.83           75
2006(a)            (1.31)          (1.45)         16.35      5.91(1)      59,917      1.09(2)      0.82(2)        35(1)
CLASS Y SHARES
2001               (1.52)          (1.62)         12.75    (17.38)         3,825      1.32         0.04           89
2002                  --              --          10.50    (17.57)         3,951      1.33         0.10           44
2003                  --           (0.02)         14.09     34.33          7,593      1.33         0.10           72
2004                  --           (0.01)         15.19      7.89          8,399      1.36         0.39           48
2005                  --           (0.07)         16.68     10.32          8,975      1.37         0.58           75
2006(a)            (1.31)          (1.41)         16.24      5.78(1)       9,690      1.34(2)      0.57(2)        35(1)

                    NET ASSET
  FOR THE YEAR        VALUE           NET         NET REALIZED    TOTAL FROM     DIVIDENDS
      ENDED         BEGINNING     INVESTMENT     AND UNREALIZED   INVESTMENT        TO
   DECEMBER 31      OF PERIOD   INCOME (LOSS)*     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS
-----------------   ---------   --------------   --------------   ----------   ------------
DEVELOPING GROWTH
CLASS X SHARES
2001                  $25.93        $(0.01)          $(6.25)        $(6.26)       $(0.22)
2002                   16.01         (0.03)           (4.41)         (4.44)
2003                   11.57         (0.03)            4.82           4.79            --
2004                   16.36         (0.03)            3.68           3.65            --
2005                   20.01         (0.03)            3.78           3.75            --
2006 (a)               23.76          0.08             0.91           0.99            --
CLASS Y SHARES
2001                   25.90         (0.05)           (6.25)         (6.30)        (0.21)
2002                   15.95         (0.06)           (4.40)         (4.46)           --
2003                   11.49         (0.07)            4.80           4.73            --
2004                   16.22         (0.07)            3.64           3.57            --
2005                   19.79         (0.08)            3.72           3.64            --
2006 (a)               23.43          0.05             0.90           0.95            --

----------
(a)  FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED).

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

++   DISTRIBUTION FROM PAID-IN CAPITAL.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                            RATIOS TO AVERAGE
                                                                                               NET ASSETS**
                                        TOTAL       NET ASSET               NET ASSETS   ------------------------
  FOR THE YEAR      DISTRIBUTIONS     DIVIDENDS       VALUE                   END OF                     NET        PORTFOLIO
      ENDED               TO             AND          END OF     TOTAL        PERIOD                  INVESTMENT     TURNOVER
   DECEMBER 31       SHAREHOLDERS   DISTRIBUTIONS     PERIOD    RETURN+       (000'S)    EXPENSES   INCOME (LOSS)      RATE
-----------------   -------------   -------------   ---------   -------     ----------   --------   -------------   ---------
DEVELOPING GROWTH
CLASS X SHARES
2001                   $(3.44)         $(3.66)        $16.01     (25.49)%     $85,513      0.59%        (0.05)%        196%
2002                       --              --          11.57     (27.73)       45,892      0.61         (0.26)         251
2003                       --              --          16.36      41.40        53,996      0.62         (0.20)         193
2004                       --              --          20.01      22.31        52,359      0.64         (0.19)         135
2005                       --              --          23.76      18.69        49,116      0.63         (0.15)         102
2006 (a)                   --              --          24.75       4.21(1)     45,117      0.60(2)       0.68(2)        36(1)
CLASS Y SHARES
2001                    (3.44)          (3.65)         15.95     (25.67)        2,973      0.84         (0.30)         196
2002                       --              --          11.49     (27.96)        2,602      0.86         (0.51)         251
2003                       --              --          16.22      41.17         6,798      0.87         (0.45)         193
2004                       --              --          19.79      21.95         8,943      0.89         (0.44)         135
2005                       --              --          23.43      18.40        10,704      0.88         (0.40)         102
2006 (a)                   --              --          24.38       4.10(1)     11,418      0.85(2)       0.43(2)        36(1)

----------
** REFLECTS OVERALL PORTFOLIO RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.


                                      129
w

                                    Trustees

Michael Bozic                                              Dr. Manuel H. Johnson
Charles A. Fiumefreddo                                          Joseph J. Kearns
Edwin J. Garn                                                  Michael E. Nugent
Wayne E. Hedien                                                      Fergus Reid
James F. Higgins

                                    Officers

                               Michael E. Nugent
                             CHAIRMAN OF THE BOARD

                               Ronald E. Robison
                   PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

                                J. David Germany
                                 VICE PRESIDENT

                                 Dennis F. Shea
                                 VICE PRESIDENT

                                   Barry Fink
                                 VICE PRESIDENT

                                Amy R. Doberman
                                 VICE PRESIDENT

                                  Carsten Otto
                            CHIEF COMPLIANCE OFFICER

                              Stefanie V. Chang Yu
                                 VICE PRESIDENT

                                Francis J. Smith
                     TREASURER AND CHIEF FINANCIAL OFFICER

                                 Mary E. Mullin
                                   SECRETARY

                                        Independent Registered Public Accounting
          Transfer Agent                                 Firm
       Morgan Stanley Trust                       Deloitte & Touche LLP
Harborside Financial Center, Plaza Two         Two World Financial Center
   Jersey City, New Jersey 07311                New York, New York 10281

                               Investment Adviser
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

The financial statements included herein have been taken from the records of the fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

RA06-00730P-Y06/06

                                     #40474

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series


/s/ Ronald E. Robison
---------------------------------
Ronald E. Robison
Principal Executive Officer
August 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
---------------------------------
Ronald E. Robison
Principal Executive Officer
August 10, 2006


/s/ Francis Smith
---------------------------------
Francis Smith
Principal Financial Officer
August 10, 2006